     September 30, 2002                                            ANNUAL REPORT



             SUNAMERICA EQUITY FUNDS

             SunAmerica Balanced Assets Fund (SBAAX)

             SunAmerica Blue Chip Growth Fund (SVLAX)

             SunAmerica Growth Opportunities Fund (SGWAX)

             SunAmerica New Century Fund (SEGAX)

             SunAmerica Growth and Income Fund (SEIAX)

             SunAmerica "Dogs" of Wall Street Fund (SDWAX)

             SunAmerica International Equity Fund (SIEAX)

                        Table of Contents

EQUITY MARKET REVIEW AND OUTLOOK............................................  2
EQUITY FUNDS PORTFOLIO REVIEW...............................................  4
STATEMENT OF ASSETS AND LIABILITIES......................................... 18
STATEMENT OF OPERATIONS..................................................... 20
STATEMENT OF CHANGES IN NET ASSETS.......................................... 22
FINANCIAL HIGHLIGHTS........................................................ 25
PORTFOLIO OF INVESTMENTS.................................................... 32
NOTES TO FINANCIAL STATEMENTS............................................... 46

        SunAmerica Equity Funds Annual Report
--------------------------------------------------------------------------------

The AIG SunAmerica Equity Funds Investment Professionals

Donna Calder               Scott Eun                  James Monaghan
Brian Clifford             Francis Gannon             Chad Palumbo
Heather Doucette           Soohwan Kim                Hans Danielsson, AIGGIC
Jeff Easter

Dear Shareholders:

The annual reporting period for the SunAmerica Equity Funds, which ended on September 30, 2002, closed amid heightened investor uncertainty. This is not entirely surprising as the preceding twelve months presented an extremely challenging environment for the U.S. economy and equity markets.

Market and Economic Review

The Fund's annual reporting period began on October 1, 2001, in the wake of the September 11th terrorist attacks. Prior to September 11, many economists believed that the United States would skirt recession, however, the effects of the attacks irretrievably negated that prospect. On November 26, 2001, the National Bureau of Economic Research officially declared that the U.S. economy had been in recession since March 2001, marking the end of more than ten years of U.S. economic expansion, the longest ever in the nation's history.

Fortunately, the steep declines in the stock market that occurred in the immediate wake of September 11th reversed quickly. In November of 2001, major market indicators, such as the Dow Jones Industrial Average, the S&P 500 Index and the Nasdaq Composite, recovered to pre-attack levels. Indeed, the final months of 2001 witnessed a rebound in stocks in general. This positive sentiment carried over into the first few months of 2002 as stocks held steady and economic recovery appeared likely with GDP climbing 5% in the first calendar quarter.

During the second calendar quarter, however, the economy of the United States slowed dramatically. At the same time, lackluster earnings reports proliferated and a steady stream of corporate malfeasance reports began to emerge. Real GDP was reported at a 1.3% annual rate of advance for the second quarter, down considerably from the heady pace recorded in the previous quarter. Continued economic uncertainty, meager corporate profits and a potential conflict with Iraq all contributed to the stock market's poor performance in the final months of the annual period. In fact, the Dow Jones Industrial Average and the S&P 500 Index experienced their worst quarters since 1987 in the three months ended September 30, 2002.

In light of the ambiguous and volatile equity market conditions over the annual period, our investment strategy centered on investing in companies characterized by superior financial strength and strong management teams. In addition, we focused on companies positioned to benefit from incremental improvements in the economic environment.

Market and Economic Outlook

Unfortunately, the short-term outlook remains extremely unclear. Economic uncertainty, both domestically and internationally, has raised concerns about a "double dip" in the domestic economy. The recent uneven pace of economic activity coupled with the fear of a potential war with Iraq has forced investors to consider the real possibility of a "no growth" environment.

It is our belief that the overall domestic economy continues to expand. While headline news appears pessimistic, it is important to remember that most of the recent weak indicators are still showing growth, not decline. We contend that the U.S. economy will continue to expand, albeit not at the pace that has historically followed a recession. Economic policies, both monetary and fiscal, remain supportive and we believe that monetary conditions could be eased further if necessary.

Investors continue to concentrate on the uncertainty of corporate earnings as well as accounting and governance issues. While falling below expectations, it is important to point out that corporate profits in the U.S. have been rising all year. With that said, we believe that earnings expectations for the fourth quarter and first half of 2003 are most likely still too high and will probably be reduced in the weeks and months ahead. Most importantly, however, we believe that a recovery in earnings is underway and that overall expectations for the second half of 2003 are currently too negative.

Thus far 2002 has been a year of intangibles and their effects on the market. These intangible factors, including the potential for war with Iraq, terrorism and corporate fraud settlements, continue to overhang the market. We expect many of these uncertainties to be resolved in the months to come and have positioned our portfolios to benefit from the market and economic recovery that should unfold.



3



--------
Past performance is no guarantee of future results.

        SunAmerica Balanced Assets Fund

Lead Portfolio Manager: Francis Gannon

How did you manage the portfolio over the past annual period?

FRANCIS GANNON: Near the beginning of 2002, we rebalanced the asset allocation model of the portfolio so that the holdings of the Balanced Assets Fund reflected an approximate allocation of 60% weighting in stocks and a 40% weighting in bonds. We maintained this structure throughout the year and by doing so, the Fund's performance has improved considerably. Amid the low interest rate environment, our longer duration Treasury notes in the fixed income portion of the portfolio have enhanced performance. Low exposure to corporate credits as well as more conservative stock holdings also helped the Fund, particularly during the last half of the fiscal year. After two years of subpar performance, the Fund moved to the middle of its performance category this year. We are hopeful that our adherence to the asset allocation and investment strategy we initiated early in this calendar year will enable the Fund's performance to continue to improve.

Would you give us some specific examples of investment decisions you have recently made in the portfolio?

FRANCIS GANNON: Names that we have added to the portfolio over the past year include education loan provider SLM Corporation, which has performed well. We also added Healthcare Corporation of America, Abbot Laboratories, Qualcomm, Amgen, Mattel and UPS. Coca-Cola also now represents a substantial holding in the portfolio. Defense contractors including Lockheed Martin and Boeing continue to represent a large overall percentage of the portfolio composition as well.

Stocks that we no longer hold in the Balanced Assets Fund include Best Buy, IBM, AOL, Cardinal Health, Ford, Rockwell Collins, Raytheon and Household International. We also lowered the number of shares we own in FleetBoston Financial and General Motors. In addition, we sold some Clear Channel Communications shares over the annual period, but have recently bought back some of this stock.

What is your investment outlook for the coming year?

FRANCIS GANNON: We have been pleased to see the Fund's performance rebound subsequent to rebalancing its assets. The strategies we have implemented in both the equity and fixed income portions of the portfolio are executing well in the current environment, and we believe that they will continue to benefit the Fund going forward.

Fund, Peer Class and Benchmark Index Performance

For the annual period ended September 30, 2002, the SunAmerica Balanced Assets Fund Class A returned -9.65%. The Fund's peer class, the Lipper Balanced Funds Category, returned -9.93% during the same time frame. Two of the Fund's benchmarks, the S&P 500 Index (on a dividends reinvested monthly basis) and the Lehman Brothers Aggregate Bond Index respectively returned -20.49% and 8.60% for the annual period.* Fund returns do not reflect the impact of sales charges.

                     Average Annual Returns as of 9/30/02

                                                           Return
                                                            Since
                                                          Inception
                              1 yr    3 yr    5 yr  10 yr (9/24/93)
                             ------- ------- ------ ----- ---------
             A Shares At Net
              Asset Value... - 9.65% - 9.19%  0.00%  N/A    5.93%
             A Shares With
              Maximum Sales
              Charge........ -14.86% -10.96% -1.18%  N/A    5.24%

                    Past performance is no guarantee of future results. The performance data and graph does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the orignial cost.

--------
*Past performance is no guarantee of future results. According to Lipper Inc.
 the SunAmerica Balanced Assets Fund (Class A) ranked 231 out of 503 Balanced Funds for the one year ending 9/30/2002. The Fund ranked 373 out of 405 Balanced Funds for the three years ending 9/30/2002. The Fund ranked 199 out of 317 Balanced Funds for the five years ending September 9/30/2002. Ranking is based on total returns and does not take into account sales charges and fees. For the annual period ending 9/30/2002, the SunAmerica Balanced Assets Fund Class A shares return, inclusive of sales load, was -14.86%.

        SunAmerica Blue Chip Growth Fund
--------------------------------------------------------------------------------


Lead Portfolio Manager: Francis Gannon

How did you manage the portfolio over the past annual period?

Francis Gannon: We have continued to adhere closely to the investment strategy that we implemented in late 2001 and early 2002. This has involved increasing the scope of the portfolio's diversification and focusing on companies and industry sectors that are most prone to benefit from economic recovery. Near the end of the annual period, we moved to a market underweight position in technology stocks. By doing so, we were successful in protecting the portfolio from the steep declines experienced by several large tech companies during the third calendar quarter.

Since consumer spending has remained the silver lining within the dark cloud of the current economy, we have focused heavily on consumer discretionary names. In particular, we have concentrated on retailers showing strong growth, such as Coach, Wal-Mart, Kohls and Target. While maintaining a market weight in financial stocks for most of the year, at present, we are slightly underweight this group relative to the S&P 500 Index. This is a direct result of a shift we made away from brokerage stocks, which are currently experiencing a downturn. We do, however, continue to hold positions in money center banks. Over the annual period, we also increased our holdings in select transportation and healthcare companies.

Would you give us some specific examples of investment decisions you have recently made in the portfolio?

Francis Gannon: United Parcel Service is one of the larger positions that we have added to the Blue Chip Growth Fund recently. This company has good growth potential, a AAA-rated balance sheet and a history of strong performance, all of which have contributed to it being recently chosen as a component of the S&P
500. Three of the retail store names we continue to hold, Wal-Mart, Kohls and Target, are growth-oriented discount retailers. Coach, an accessory, luggage and leather outerwear retailer, is now also one of our bigger positions in this portfolio. We also currently continue to own Citigroup and J.P. Morgan, although we have recently pared down these holdings. Healthcare stocks that we have purchased include Forest Laboratories, Abbot Laboratories and Boston Scientific. These companies are attractive because they are delivering considerably higher growth than many of the pharmaceutical companies. At the same time, in terms of their price-to-earnings ratios, they are less expensive than some of the hospital and HMO stocks.

Stocks that we have sold include consumer finance company Household International, which we parted with at a good valuation relative to its current price. We also sold SunGard Data Systems before it declined to current levels. Other stocks we sold included semiconductor positions such as Advanced Micro Devices and Micron Technologies. We sold these stocks during the semiannual period to reduce our technology weighting. In doing so, we avoided large declines that have affected these stocks more recently. Later in the annual period, we also sold half of our AOL position.

What is your investment outlook for the coming year?

Francis Gannon: For the large-cap growth category in general and the SunAmerica Blue Chip Growth Fund specifically, we believe that the investment environment going forward will depend on earnings returning to the market. Over the next six months, our focus will be on companies that we believe are likely to produce consistent earnings growth in this very difficult economic environment. We have already started putting companies with strong earnings growth into the portfolio, with names like Boston Scientific, Forest Laboratories, International Game Technology and Mandalay Resort Group. For the annual period, our performance proved average relative to funds in our peer category. As we look to the coming months, we are hopeful that improving economic and market conditions, as well as the good growth characteristics of the aforementioned companies, will help our Fund to outperform.

With respect to the Fund's category characterization, Morningstar continues to classify the Fund as a large-cap growth fund, whereas Lipper recently changed the Fund's classification category from large-cap growth to large-cap core. We are currently in the process of addressing this issue with Lipper, as we believe that the Fund's holdings and investment objective warrant a large-cap growth categorization. Regardless of classification issues, our chief goal remains that of investing in stocks of the highest quality and performance capabilities at a time when market risk remains unusually high.

Fund, Peer Class and Benchmark Index Performance

For the annual period ended September 30, 2002, the SunAmerica Blue Chip Growth Fund Class A returned -22.30%. The Fund's peer class, the Lipper Large-Cap Core Funds Category, returned -20.41% during the same time frame. The S&P 500 Index (on a dividends reinvested monthly basis) and the Russell 1000 Growth Index respectively returned -20.49% and -22.51% for the annual period.* Fund returns do not reflect the impact of sales charges.

                     Average Annual Returns as of 9/30/02

                                                           Return
                                                            Since
                                                          Inception
                              1 yr    3 yr    5 yr  10 yr (10/8/93)
                             ------- ------- ------ ----- ---------
             A Shares At Net
              Asset Value... -22.30% -15.45% -2.84%  N/A    5.18%
             A Shares With
              Maximum Sales
              Charge........ -26.79% -17.10% -3.98%  N/A    4.49%

                    Past performance is no guarantee of future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the orignial cost.

--------
*Past performance is no guarantee of future results. According to Lipper Inc., the SunAmerica Blue Chip Growth Fund (Class A) ranked 639 out of 909 Large-Cap Core Funds for the one year ending 9/30/2002. The Fund ranked 562 out of 699 Large-Cap Core Funds for the three years ending 9/30/2002, The Fund ranked 236 out of 441 Large-Cap Core Funds for the five years ending 9/30/2002. Ranking is based on total returns and does not take into account sales charges and fees. For the annual period ending 9/30/2002, the SunAmerica Blue Chip Growth Fund Class A shares return, inclusive of sales load, was -26.79%.

        SunAmerica Growth Opportunities Fund

Lead Portfolio Manager: Brian Clifford

How did you manage the portfolio over the past annual period?

Brian Clifford: From an investment management standpoint, this year can best be described as one in which the winners lost less than their peers. Negative returns occurred across all sectors, and to a large extent, the primary aim of investment managers became that of avoiding disasters. We felt the portfolio had a better chance of achieving this objective by concentrating on companies and market segments that we have researched in great depth.

In view of the fact that equity markets remained under pressure for the duration of the fiscal year, we took defensive measures, increasing weightings in companies that we know particularly well, while reducing the number of positions in the portfolio. At the same time, we sought to achieve a greater degree of diversification by spreading the portfolio's holdings over several sectors and industry groups.

Would you give us some specific examples of investment decisions you have recently made in the portfolio?

Brian Clifford: We recently increased the portfolio's exposure to Forest Laboratories. This mid-cap specialty pharmaceutical company has a proprietary sales force, and this year the company launched a new, highly successful antidepressant. As a producer of prescription drugs, the nature of the company's business is less tied to the economic cycle than companies in other sectors. Although the company carries a high price-to-earnings multiple, we believe this valuation is warranted by the consistent earnings the company has delivered over the past several quarters.

The portfolio also holds a large position in IDEC Pharmaceuticals, which manufactures a leading product for the treatment of non-Hodgkins lymphoma, a monoclonal antibody marketed under the name Rituxan. This drug has been a blockbuster for the company and is co-promoted with Genentech in the United States and by Roche overseas. Recently, Rituxan also received positive results in a study concluded for its use in treating rheumatoid arthritis. In addition to healthcare, we maintained positions in energy (e.g. Patterson-UTI Energy), retail (e.g. Gap, Inc.) and bank (e.g. Commerce Bancorp) stocks. Stocks we sold over the annual period included software names. We reduced the Fund's Siebel Systems, Inc. holding significantly and sold our entire position in VERITAS. We believe that software spending will most likely lag an overall recovery and that we will have more opportunities to own these names in the future.

What is your investment outlook for the coming year?

Brian Clifford: I believe we are going to see stabilization in the equity markets before the end of 2002. We have experienced an acute slowdown on a macroeconomic level, and the follow through on equity prices has been dramatic. We have seen a lot of names across the board suffer considerable damage, but I believe this is behind us now. The period from July through September proved one of the worst calendar quarters on record for stock market performance in U.S. history. However, year-over-year earnings comparisons are going to start getting easier, and my sense is that we may be in for a rally based on deeply oversold conditions. In anticipation of the market possibly moving higher at the end of 2002 and the beginning of 2003, I believe that the Fund is poised to outperform given these conditions.

Fund, Peer Class and Benchmark Index Performance

For the annual period ended September 30, 2002, the SunAmerica Growth Opportunities Fund Class A returned -35.21%. The Fund's peer class, the Lipper Mid-Cap Growth Funds Category, returned -17.08% during the same time frame. The Fund's benchmark, the Russell Mid-Cap Growth Index, returned -15.50% for the annual period.* Fund returns do not reflect the impact of sales charges.

                     Average Annual Returns as of 9/30/02

                                                                       Return
                                                                        Since
                                                                      Inception
                                          1 yr    3 yr    5 yr  10 yr (1/28/87)
                                         ------- ------- ------ ----- ---------
A Shares At Net Asset Value............. -35.21% -18.26% -4.42% 5.50%   7.48%
A Shares With Maximum Sales Charge...... -38.94% -19.85% -5.55% 4.88%   7.08%

                    Past performance is no guarantee of future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the orignial cost.

--------
*Past performance is no guarantee of future results. According to Lipper Inc.
 the SunAmerica Growth Opportunities Fund (Class A) ranked 479 out of 495 Mid-Cap Growth Funds for the one year ending 9/30/2002. The Fund ranked 114 out of 206 Mid-Cap Growth Funds for the five years ending September 9/30/02. The Fund ranked 39 out of 57 Mid-Cap Growth Funds for the ten years ending September 30, 2002. Ranking is based on total returns and does not take into account sales charges and fees. For the annual period ending 9/30/2002, the SunAmerica Growth Opportunities Fund Class A shares return, inclusive of sales load, was -38.94%.

        SunAmerica New Century Fund



Lead Portfolio Manager: Donna Calder

How did you manage the portfolio over the annual period?

DONNA CALDER: During the annual period, the SunAmerica New Century Fund continued to pursue the investment strategy it embarked on over one year ago. On a relative basis, the Fund benefited from this strategy, enabling it to outperform its peer category for the fiscal year.* Key strategic changes in the portfolio continued to focus on broader diversification and reductions in technology and telecommunications stocks to a market underweight position. We deployed cash into companies that would benefit from a long anticipated economic recovery alongside more defensive companies that have exhibited consistent earnings growth during the difficult economic environment experienced over the past 18-month period.

Our cyclical investments include trucking, several specialty industrial companies and other consumer cyclicals, such as specialty retail and select media stocks. These groups performed well on a relative basis during the annual period. Our holdings in the education industry and waste management stocks also have helped offset poor performance in other sectors, notably technology.

Would you give us some specific examples of investment decisions you have recently made in the portfolio?

DONNA CALDER: The portfolio is currently diversified among several industries including chemical, aerospace and defense, energy, medical technology, specialty healthcare, specialty retailers and, as aforementioned, trucking and specialty industrials. We also have integrated a diversified group of media stocks into the portfolio, which include holdings in TV, newspaper and radio companies. LIN TV Corp. and the New York Times, as consumer staples, are more resistant to the economic downturn, and have performed well on a relative basis. Weight Watchers International, a specialty consumer staple, has very good cash flow, consistent growth and is economically resistant at a global level. This stock also has boosted the portfolio's performance.

The Fund also maintains a diversified position in financial stocks. Sallie Mae (SLM Corp., student loan provider) continues to be the Fund's overall top performer. In addition, the portfolio owns Hibernia, the bank stock, and Paychex, the comprehensive payroll provider. We reduced our holdings in Charles Schwab and have sold our entire Morgan Stanley position. With respect to technology, we have included much more defensively postured, service-oriented names. This year, the New Century Fund's outperformers in tech included entertainment software companies such as Electronic Arts and Activision. The portfolio also owns Intuit. This summer, we dramatically reduced our weighting in consumer cyclical stocks, selling half of our holdings in specialty retailers. Our reasoning for this was our belief that consumer spending may have peaked as well as the potential negative impact from the Longshoreman slowdown. The names we chose to retain in this category have performed well:
Coach, Gymboree, and Williams-Sonoma.
--------
*Past performance is no guarantee of future results.

Some of the portfolio's top performing companies for the annual period included Sallie Mae (SLM Corp.), Waste Connections, Northrop Grumman, Coach, American Axle, Westwood One, Newell Rubbermaid and Hibernia. The Fund's healthcare positions were mixed, with holdings such as DENTSPLY and Tenet Healthcare delivering positive performance during the annual period, while Transkaryotic Therapies fared poorly. Waste Management proved another laggard for the fund, although it continues to provide good cash flow. We continue to hold this stock because we believe that it has the potential to recover as waste stocks typically trail economic recovery by three to six months. Technology as a group continues to underperform, however, we will still maintain our positions in this highly important sector of our economy.

What is your investment outlook for the coming year?

DONNA CALDER: As difficult as this period has been due to continuing uncertainty, we do believe that the economy is slowly recovering while stock valuations have once again become very attractive. One year ago, we were looking forward to an economic recovery. At that time, many stock prices were very high relative to their historical price-to-earnings ratios. During the past twelve months, we have seen these P/E ratios decline considerably. While we are not looking forward to a robust economic recovery, we believe that the economy will continue to improve and that there are great opportunities in the stock market due to current depressed valuations. We will continue to pursue these opportunities and look forward to more consistent positive returns over the next cycle.

Fund, Peer Class and Benchmark Index Performance

For the annual period ended September 30, 2002, the SunAmerica New Century Fund Class A returned -15.06%. The Fund's peer class, the Lipper Multi-Cap Growth Funds Category, returned-20.38% during the same time frame. The Fund's benchmark, the Russell 3000 Growth Index returned -22.22 over the annual period.** Fund returns do not reflect the impact of sales charges.

                     Average Annual Returns as of 9/30/02

                                                                       Return
                                                                        Since
                                                                      Inception
                                          1 yr    3 yr    5 yr  10 yr (1/28/87)
                                         ------- ------- ------ ----- ---------
A Shares At Net Asset Value............. -15.06% -12.84% -5.35% 8.18%   8.74%
A Shares With Maximum Sales Charge...... -19.97% -14.55% -6.46% 7.54%   8.33%

                    Past performance is no guarantee of future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the orignial cost.

--------
**Past performance is no guarantee of future results. According to Lipper Inc., SunAmerica New Century Fund (Class A) ranked 85 out of 410 Multi-Cap Growth Funds for the one year ending 9/30/2002. The Fund ranked 95 out of 157 Multi-Cap Growth Funds for the five years ending 9/30/2002. The Fund ranked 17 out of 48 Multi-Cap Growth Funds for the ten years ending 9/30/2002. Ranking is based on total returns and does not take into account sales charges and fees. For the annual period ending 9/30/2002, the SunAmerica New Century Fund Class A shares return, inclusive of sales load, was -19.97%.

        SunAmerica Growth and Income Fund


Lead Portfolio Manager: Francis Gannon

How did you manage the portfolio over the past annual period?

FRANCIS GANNON: During the annual period, we continued to invest in companies that we believe are well positioned to outperform their peers. We also screened the S&P 500 for stocks with two key characteristics: the highest dividend yields and the best investment quality ratings within this group of high-grade stocks. The additions we made to the portfolio on the basis of these two criteria serve to strengthen the overall quality and yield of the Fund. We also have toned down the growth aspect of the portfolio for the time being, as market conditions over the past 12 months have created a harsh environment for growth stocks. We believe that this shift towards more conservative holdings has helped the portfolio during this period. In this difficult environment, the Fund's annual return slightly outpaced the performance of both the Lipper Large-Cap Core Category and the S&P 500 Index.*

Would you give us some specific examples of investment decisions you have recently made in the portfolio?

FRANCIS GANNON: Since consumer spending remained the strongest pillar of the economy over the annual time frame, we focused much of our investment in several high dividend paying consumer staples companies including Procter & Gamble, Avon Products, Gillette, Philip Morris and Clorox. In the business services, industrial conglomerate and automotive industries respectively, we held Bemis, Textron and General Motors Corp. on the basis of their financial strength and large dividends. We also added to positions in Verizon and SBC Communications, in addition to establishing a large position in Bank of America, based on attractive dividends. On the growth side of the portfolio, we maintain holdings in the fast food chain Wendy's International and Yum! Brands, which owns KFC, Pizza Hut, Taco Bell and Long John Silver's. 3M, a manufacturer of numerous consumer product lines, is now also part of the portfolio. Formerly known as Minnesota Mining and Manufacturing Company, 3M has a strong management team that is driving down costs and creating growth for the company.

Stocks that we sold recently include McDonald's, Ford, AOL Time Warner and multinational industrial truck manufacturer PACCAR. We also have reduced our holdings in Exxon Mobil, General Electric and Citigroup. In selling or reducing certain holdings, we proactively trimmed names from the portfolio that we identified as being negatively impacted by the current economic environment. In buying positions, we focused on identifying companies showing excellent financial health, strong dividends and good growth.

--------
*Past performance is no guarantee of future results.

What is your investment outlook for the coming year?

FRANCIS GANNON: The portfolio is postured defensively in value investments due to the weak market at present. Going forward, our strategy will continue to center on investing in high quality companies that have low debt and high cash flow. In addition, we remain interested in companies that are increasing their dividend yields. As market and economic conditions improve, earnings strengthen and good opportunities for investment arise, we plan to shift the portfolio back to more growth-oriented investments.

Fund, Peer Class and Benchmark Index Performance

For the annual period ended September 30, 2002, the SunAmerica Growth and Income Fund Class A returned -20.16%. The Fund's peer class, the Lipper Large-Cap Core Funds Category, returned -20.41% during the same time frame. The S&P 500 Index (on a dividends reinvested monthly basis) returned -20.49% for the annual period.** Fund returns do not reflect the impact of sales charges.

                     Average Annual Returns as of 9/30/02

                                                                       Return
                                                                        Since
                                                                      Inception
                                          1 yr    3 yr    5 yr  10 yr (7/1/94)
                                         ------- ------- ------ ----- ---------
A Shares At Net Asset Value............. -20.16% -14.87% -3.12%  N/A    7.79%
A Shares With Maximum Sales Charge...... -24.77% -16.53% -4.26%  N/A    7.02%

                    Past performance is no guarantee of future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the orignial cost.

--------
**Past performance is no guarantee of future results. According to Lipper Inc.
  the SunAmerica Growth and Income Fund (Class A) ranked 403 out of 909 Large-Cap Core Funds for the one year ending 9/30/2002. The Fund ranked 519 out of 699 Large-Cap Core Funds for the three years ending 9/30/2002. The Fund ranked 253 out of 441 Large-Cap Core Funds for the five years ending September 9/30/2002. Ranking is based in total returns and does not take into account sales charges and fees. For the annual period ending 9/30/2002, the SunAmerica Growth and Income Fund Class A shares return, inclusive of sales load, was -24.77%.

        SunAmerica "Dogs" of Wall Street Fund


Over the annual period ended September 30, 2002, the continuing flight to quality and the ongoing process of sector rotation in the market combined to benefit the performance of this portfolio relative to peer funds. The "Dogs" of Wall Street Fund delivered strong relative performance versus its Lipper peer class, surpassing most major equity indices as well. The Fund ranked in the top 6% of its peer class (30 out of 472 similar funds) for the annual period, outpacing the -12.49% return of the Dow Jones Industrial Average (on a dividends reinvested monthly basis) as well as the -20.47% return of the S&P 500 Index (on a dividends reinvested monthly basis). The Fund's exclusive investment in stocks rated A or better enabled it to strongly outperform portfolios comprised of companies of lesser quality. The strong cash flows and solid dividend yields of the stocks in this portfolio have also enabled the "Dogs" of Wall Street Fund to consistently outperform many other types of equity portfolios amid difficult market conditions.*

The SunAmerica "Dogs" of Wall Street Fund is a passively managed quantitative portfolio that contains 30 of the highest yielding large capitalization stocks in the domestic equity market. Ten of these stocks are components of the Dow Jones Industrial Average. The remaining 20 stocks are selected from the 400 largest U.S. industrial companies having market capitalizations of at least $1 billion. The Fund consists of blue chip companies with proven track records, with the recognition that "big name" large-cap companies historically have rotated into and out of favor.

The Fund's contrarian strategy of investing in high quality, out-of-favor large-cap stocks served shareholders well this annual period, as investors continued to prefer value over growth stocks. Many companies from industries largely ignored over recent years have rotated back into favor. In doing so, they have fulfilled the Fund's strategic expectations. While every "dog" has its day, many routinely revisit the spotlight over the years.

The "Dogs" of Wall Street Fund is unique in its overall character. The Fund invests in 30 stocks rather than the traditional Dow 10, which potentially adds greater diversification, less risk and higher returns. Stocks chosen to participate in the portfolio are selected once a year, and remain in the portfolio for at least one year. Prior to inclusion in the portfolio, each candidate must meet highly selective, independently verified criteria relating to its growth history, stability of earnings and dividend payment history.

The sectors that played strong roles in generating the annual period's good relative return were: consumer staples, consumer cyclicals, capital goods and basic materials. Among these sectors are household product manufacturers; retail stores; food, beverage and tobacco companies and automotive companies. Stocks from those groups that contributed to gains in the portfolio included Clorox, Albertsons, Philip Morris, Sherwin Williams, General Motors, Brown-Forman and Bemis Company.

--------
*Past performance is no guarantee of future results.

Fund, Peer Class and Benchmark Index Performance

For the annual period ended September 30, 2002, the SunAmerica "Dogs" of Wall Street Fund Class A returned -5.07%. The Fund's peer class, the Lipper Multi-Cap Value Funds Category, returned -16.09% during the same time frame.** The Dow Jones Industrial Average (on a dividends reinvested monthly basis) returned -12.49%, whereas the S&P 500 Index (on a dividends reinvested monthly basis) returned -20.49% for the annual period. Fund returns do not reflect the impact of sales charges.

                     Average Annual Returns as of 9/30/02

                                                         Return
                                                          Since
                                                        Inception
                               1 yr    3 yr  5 yr 10 yr (6/8/98)
                              ------- ------ ---- ----- ---------
              A Shares At Net
               Asset Value... -5.07%  -3.54% N/A   N/A   -3.40%
              A Shares With
               Maximum Sales
               Charge........ -10.57% -5.42% N/A   N/A   -4.72%

                    Past performance is no guarantee of future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the orignial cost.

--------
**Past performance is no guarantee of future results. According to Lipper Inc., the SunAmerica "Dogs" of Wall Street (Class A) ranked 30 out of 472 Multi-Cap Value Funds for the one year ending 9/30/2002. The Fund ranked 143 out of 338 Multi-Cap Value Funds for the three years ending 9/30/02. Ranking is based on total returns and does not take into account sales charges and fees. For the annual period ending 9/30/2002, the SunAmerica "Dogs of Wall Street Class A shares return, inclusive of sales load, was -10.57%.

        SunAmerica International Equity Fund

        Subadvised by AIG Global Investment Corp.


Lead Portfolio Manager: Hans Danielsson

How did you manage the portfolio over the past annual period?

HANS DANIELSSON: On November 16, 2001, our investment team at AIG Global Investment Corp. (AIGGIC) took over management of this Fund. Since that time, we have reduced the number of companies held within the portfolio dramatically, concentrating the Fund's holdings in a comparatively smaller group of stocks that we know well. We believe that these holdings represent some of the best investment opportunities in Europe and Asia, based upon analysis of research from our affiliates and contacts in these regions. Concentration of the portfolio's holdings has been the main strategic driver for the 2002 fiscal year.

In addition, the portfolio benefited from two top-down strategies we adopted during the annual period. The first strategy involved underweighting the portfolio's holdings in technology and telecom companies. The second top-down theme involved paring down our weighting in stocks we considered defensive. Early in the annual period, the portfolio was overweight in defensive stocks, such as pharmaceuticals and consumer staples. Over the past year, we gradually decreased consumer staples and increased the cyclical tilt to the portfolio. By the end of the annual period, the portfolio was overweight in industrial cyclicals and materials stocks relative to the Fund's benchmark, the MSCI EAFE Index. We also increased the portfolio's technology holdings at the expense of pharmaceuticals and consumer staples, where the portfolio is now underweight. In retrospect, in view of the stymied recovery, the move towards a more cyclically oriented portfolio was a bit early. We are staying with this strategy, however, based on a more optimistic scenario for the global economy than what the markets are currently discounting.

Would you give us some specific examples of investment decisions you have recently made in the portfolio?

HANS DANIELSSON: We believe that the telecom operators, after having underperformed so much, are now considerably more reasonably valued. In light of this, we have increased our exposure to them. The portfolio now holds a significantly larger weighting in Vodafone, Europe's largest mobile phone operator, in addition to a substantial new position in Telecom Italia. Two years ago, telecom operators were valued as growth stocks, and as such, were considered to have very high potential for increased valuations. We did not concur with that perspective. Now, they are valued more as utilities and in fact, we do think that they offer some growth potential. We reduced holdings in the consumer staples area, and sold our entire Nestle position to lock in profits. We think this company is still doing well, but after the stock's recent strong performance, we believe that substantive further valuation increases near-term are likely limited.

What is your investment outlook for the coming year?

HANS DANIELSSON: Currently, the level of economic uncertainty makes it difficult to predict the investment outlook for the coming year. If we look at valuation levels in international markets now, they are quite attractive based on the important assumption of continuing economic growth. However, international equity valuations that look inexpensive now won't continue to look that way if market conditions worsen. At present, the global economy is very finely balanced. Forces brought to bear upon it from a number of sources could upset this balance. In 2002, we have had some growth momentum. Even so, it is hard to foresee how sustainable the momentum will continue to be. Some charts and leading indicators are now starting to go lower. This is true in Europe, Japan and other Asian markets. It is true domestically as well.

In the U.S. and globally, the consumer has sustained the economy through a very difficult period, but in view of current data, we are not certain this trend will continue. It is unusual for recessions to experience double dips, but the markets, as well as the global economy, have had to absorb an unusual amount of bad news of late. This includes corporate malfeasance, high levels of corporate debt, the possibility of war and other factors. At present, European companies' balance sheets are in better shape than those of most U.S. companies, but even so, our economies are closely intertwined. On balance, the scenario that we see as most likely to occur is that the global economy will continue to recover. However, our confidence in this scenario is not as high as we would wish.

Fund, Peer Class and Benchmark Index Performance

For the annual period ended September 30, 2002, the SunAmerica International Equity Fund Class A returned -19.82%. The Fund's peer class, the Lipper International Funds Category returned -14.41% during the same time frame.* The Fund's benchmark, the MSCI EAFE Index, returned -15.53 for the annual period.* Fund returns do not reflect the impact of sales charges.

                     Average Annual Returns as of 9/30/02

                                                                         Return
                                                                         Since
                                                                       Inception
                                          1 yr    3 yr    5 yr   10 yr (11/19/96)
                                         ------- ------- ------- ----- ----------
A Shares At Net Asset Value............. -19.82% -17.83% -10.53%  N/A    -7.77%
A Shares With Maximum Sales Charge...... -24.41% -19.44% -11.59%  N/A    -8.69%

                    Past performance is no guarantee of future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the orignial cost.


17

--------
*Past performance is no guarantee of future results. According to Lipper Inc., the SunAmerica International Equity Fund (Class A) ranked 678 out of 816 International Funds for the one year ending 9/30/2002. The Fund ranked 500 out of 577 International Funds for the three years ending 9/30/2002. The Fund ranked 376 out of 404 International Funds for the five years ending 9/30/2002. Ranking is based on total returns and does not take into account sales charges and fees. For the annual period ending 9/30/2002, the SunAmerica International Equity Fund Class A shares return, inclusive of sales load, was -24.41%.

        SunAmerica Equity Funds
        STATEMENT OF ASSETS AND LIABILITIES -- September 30, 2002


                                                Balanced      Blue Chip      Growth           New        Growth and
                                                 Assets        Growth     Opportunities     Century        Income
                                                  Fund          Fund          Fund           Fund           Fund
                                              ------------  ------------  -------------  -------------  ------------
ASSETS:
Investments securities, at market value*..... $257,172,104  $109,594,968  $  97,045,749  $  95,232,096  $225,171,480
Short-term securities*.......................   19,980,003            --             --             --            --
Repurchase agreements (cost equals
 market).....................................   13,460,000     4,733,000      7,044,000     10,150,000     2,187,000
Cash.........................................        5,302            12        482,415         60,295            72
Foreign cash*................................        5,027            --             --             --            --
Receivable for investments sold..............    4,021,509     1,665,490      3,632,105        124,396       339,329
Interest and dividends receivable............    1,105,405        96,010          9,581         11,360       354,824
Receivable for shares of beneficial interest
 sold........................................      115,146        62,949        138,019         30,476        86,693
Prepaid expenses.............................        1,552           678            890            871         1,274
Receivable due from advisor..................           --         4,521          1,710          2,583         5,128
Deferred organizational expenses.............           --            --             --             --            --
Other assets.................................        3,460        17,779          3,136             --        71,451
                                              ------------  ------------  -------------  -------------  ------------
  Total assets...............................  295,869,508   116,175,407    108,357,605    105,612,077   228,217,251
                                              ------------  ------------  -------------  -------------  ------------
LIABILITIES:
Payable for investments purchased............   10,203,544     1,160,494      1,435,005             --     3,163,339
Payable for options written (premiums
 received $184,628)..........................           --            --             --        147,000            --
Payable for daily variation margin...........           --            --             --             --            --
Payable for shares of beneficial interest
 redeemed....................................      566,939       455,532        393,212        147,358       985,836
Accrued expenses.............................      214,220        88,685         97,692        140,900       149,381
Investment advisory and management fees
 payable.....................................      181,389        75,367         68,092         67,702       149,629
Distribution and service maintenance fees
 payable.....................................      137,841        56,194         59,144         45,741       151,561
Transfer agent fees payable..................      111,032        24,994         36,047         43,724        92,994
                                              ------------  ------------  -------------  -------------  ------------
  Total liabilities..........................   11,414,965     1,861,266      2,089,192        592,425     4,692,740
                                              ------------  ------------  -------------  -------------  ------------
   Net assets................................ $284,454,543  $114,314,141  $ 106,268,413  $ 105,019,652  $223,524,511
                                              ============  ============  =============  =============  ============
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest, $.01 par
 value....................................... $    241,604  $    105,764  $     111,311  $      96,075  $    259,183
Paid-in capital..............................  400,699,227   224,761,430    372,105,533    251,661,420   342,527,536
                                              ------------  ------------  -------------  -------------  ------------
                                               400,940,831   224,867,194    372,216,844    251,757,495   342,786,719
Accumulated undistributed net investment
 income (loss)...............................      (86,761)      (26,460)       (21,936)       (49,899)      (27,988)
Accumulated undistributed net realized gain
 (loss) on investments, foreign currency
 and other assets and liabilities............  (80,555,130)  (81,950,441)  (241,403,470)  (132,503,901)  (59,930,794)
Net unrealized appreciation (depreciation) of
 investments.................................  (35,844,458)  (28,576,152)   (24,523,025)   (14,221,671)  (59,303,426)
Net unrealized appreciation (depreciation) on
 futures and options contracts...............           --            --             --         37,628            --
Net unrealized appreciation (depreciation) on
 foreign currency and other assets and
 liabilities.................................           61            --             --             --            --
                                              ------------  ------------  -------------  -------------  ------------
Net assets................................... $284,454,543  $114,314,141  $ 106,268,413  $ 105,019,652  $223,524,511
                                              ============  ============  =============  =============  ============
*Identified cost
Investment securities........................ $293,016,562  $138,171,120  $ 121,568,774  $ 109,453,767  $284,474,906
                                              ============  ============  =============  =============  ============
Short-term securities........................ $ 19,980,003  $         --  $          --  $          --  $         --
                                              ============  ============  =============  =============  ============
Foreign cash................................. $      4,966  $         --  $          --  $          --  $         --
                                              ============  ============  =============  =============  ============

                                                "Dogs" of   International
                                               Wall Street     Equity
                                                  Fund          Fund
                                              ------------  -------------
ASSETS:
Investments securities, at market value*..... $ 49,114,088  $ 80,295,728
Short-term securities*.......................           --       239,143
Repurchase agreements (cost equals
 market).....................................      709,000     2,698,000
Cash.........................................          862           814
Foreign cash*................................           --       120,267
Receivable for investments sold..............           --     2,693,642
Interest and dividends receivable............       92,880       269,848
Receivable for shares of beneficial interest
 sold........................................      142,347     4,593,901
Prepaid expenses.............................          214           453
Receivable due from advisor..................       11,115        38,339
Deferred organizational expenses.............        2,068            --
Other assets.................................           --        19,348
                                              ------------  ------------
  Total assets...............................   50,072,574    90,969,483
                                              ------------  ------------
LIABILITIES:
Payable for investments purchased............           --     1,475,294
Payable for options written (premiums
 received $184,628)..........................           --            --
Payable for daily variation margin...........           --       199,035
Payable for shares of beneficial interest
 redeemed....................................      295,281     1,726,626
Accrued expenses.............................       93,798       143,340
Investment advisory and management fees
 payable.....................................       15,590        75,167
Distribution and service maintenance fees
 payable.....................................       38,935        48,654
Transfer agent fees payable..................       17,674        28,323
                                              ------------  ------------
  Total liabilities..........................      461,278     3,696,439
                                              ------------  ------------
   Net assets................................ $ 49,611,296  $ 87,273,044
                                              ============  ============
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest, $.01 par
 value....................................... $     51,428  $    127,012
Paid-in capital..............................   81,544,674   172,988,204
                                              ------------  ------------
                                                81,596,102   173,115,216
Accumulated undistributed net investment
 income (loss)...............................      578,151       (13,517)
Accumulated undistributed net realized gain
 (loss) on investments, foreign currency
 and other assets and liabilities............  (22,289,344)  (66,486,180)
Net unrealized appreciation (depreciation) of
 investments.................................  (10,273,613)  (19,195,409)
Net unrealized appreciation (depreciation) on
 futures and options contracts...............           --      (152,574)
Net unrealized appreciation (depreciation) on
 foreign currency and other assets and
 liabilities.................................           --         5,508
                                              ------------  ------------
Net assets................................... $ 49,611,296  $ 87,273,044
                                              ============  ============
*Identified cost
Investment securities........................ $ 59,387,701  $ 99,491,137
                                              ============  ============
Short-term securities........................ $         --  $    239,143
                                              ============  ============
Foreign cash................................. $         --  $    120,011
                                              ============  ============

See Notes to Financial Statements

        SunAmerica Equity Funds
        STATEMENT OF ASSETS AND LIABILITIES -- September 30, 2002 -- (continued)


                                                 Balanced    Blue Chip     Growth         New     Growth and   "Dogs" of
                                                  Assets      Growth    Opportunities   Century     Income    Wall Street
                                                   Fund        Fund         Fund         Fund        Fund        Fund
                                               ------------ ----------- ------------- ----------- ----------- -----------
Class A (unlimited shares authorized):
Net assets.................................... $183,651,849 $59,811,802  $50,018,148  $74,709,547 $71,482,073 $ 9,372,436
Shares of beneficial interest issued and
 outstanding..................................   15,581,830   5,362,965    5,006,564    6,660,575   8,055,169     965,642
Net asset value and redemption price per
 share........................................ $      11.79 $     11.15  $      9.99  $     11.22 $      8.87 $      9.71
Maximum sales charge (5.75% of offering
 price).......................................         0.72        0.68         0.61         0.68        0.54        0.59
                                               ------------ -----------  -----------  ----------- ----------- -----------
Maximum offering price to public.............. $      12.51 $     11.83  $     10.60  $     11.90 $      9.41 $     10.30
                                               ============ ===========  ===========  =========== =========== ===========
Class B (unlimited shares authorized):
Net assets.................................... $ 64,452,167 $31,203,235  $33,220,838  $23,270,761 $81,686,298 $20,670,375
Shares of beneficial interest issued and
 outstanding..................................    5,488,052   3,060,081    3,648,199    2,301,223   9,618,537   2,145,706
Net asset value, offering and redemption price
 per share (excluding any applicable
 contingent deferred sales charge)............ $      11.74 $     10.20  $      9.11  $     10.11 $      8.49 $      9.63
                                               ============ ===========  ===========  =========== =========== ===========
Class II (unlimited shares authorized):
Net assets.................................... $ 31,893,818 $ 7,686,687  $17,483,516  $ 2,446,831 $60,173,503 $19,568,485
Shares of beneficial interest issued and
 outstanding..................................    2,712,501     755,004    1,922,041      242,426   7,098,486   2,031,488
Net asset value and redemption price per share
 (excluding any applicable contingent
 deferred sales charge)....................... $      11.76 $     10.18  $      9.10  $     10.09 $      8.48 $      9.63
Maximum sales charge (1.00% of offering
 price).......................................         0.12        0.10         0.09         0.10        0.09        0.10
                                               ------------ -----------  -----------  ----------- ----------- -----------
Maximum offering price to public.............. $      11.88 $     10.28  $      9.19  $     10.19 $      8.57 $      9.73
                                               ============ ===========  ===========  =========== =========== ===========
Class I (unlimited shares authorized):
Net assets.................................... $  4,456,709 $15,612,417  $ 3,054,011  $ 3,378,246 $ 9,876,896 $        --
Shares of beneficial interest issued and
 outstanding..................................      377,977   1,398,345      305,352      300,283   1,112,517          --
Net asset value, offering and redemption price
 per share.................................... $      11.79 $     11.16  $     10.00  $     11.25 $      8.88 $        --
                                               ============ ===========  ===========  =========== =========== ===========
Class Z (unlimited shares authorized):
Net assets.................................... $         -- $        --  $        --  $ 1,214,267 $   305,741 $        --
Shares of beneficial interest issued and
 outstanding..................................           --          --           --      102,993      33,541          --
Net asset value, offering and redemption price
 per share.................................... $         -- $        --  $        --  $     11.79 $      9.12 $        --
                                               ============ ===========  ===========  =========== =========== ===========
Class X (unlimited shares authorized):
Net assets.................................... $         -- $        --  $ 2,491,900  $        -- $        -- $        --
Shares of beneficial interest issued and
 outstanding..................................           --          --      248,934           --          --          --
Net asset value, offering and redemption price
 per share.................................... $         -- $        --  $     10.01  $        -- $        -- $        --
                                               ============ ===========  ===========  =========== =========== ===========

                                               International
                                                  Equity
                                                   Fund
                                               -------------
Class A (unlimited shares authorized):
Net assets....................................  $30,895,993
Shares of beneficial interest issued and
 outstanding..................................    4,415,267
Net asset value and redemption price per
 share........................................  $      7.00
Maximum sales charge (5.75% of offering
 price).......................................         0.43
                                                -----------
Maximum offering price to public..............  $      7.43
                                                ===========
Class B (unlimited shares authorized):
Net assets....................................  $25,509,007
Shares of beneficial interest issued and
 outstanding..................................    3,792,349
Net asset value, offering and redemption price
 per share (excluding any applicable
 contingent deferred sales charge)............  $      6.73
                                                ===========
Class II (unlimited shares authorized):
Net assets....................................  $15,066,501
Shares of beneficial interest issued and
 outstanding..................................    2,243,673
Net asset value and redemption price per share
 (excluding any applicable contingent
 deferred sales charge).......................  $      6.72
Maximum sales charge (1.00% of offering
 price).......................................         0.07
                                                -----------
Maximum offering price to public..............  $      6,79
                                                ===========
Class I (unlimited shares authorized):
Net assets....................................  $15,801,543
Shares of beneficial interest issued and
 outstanding..................................    2,249,927
Net asset value, offering and redemption price
 per share....................................  $      7.02
                                                ===========
Class Z (unlimited shares authorized):
Net assets....................................  $        --
Shares of beneficial interest issued and
 outstanding..................................           --
Net asset value, offering and redemption price
 per share....................................  $        --
                                                ===========
Class X (unlimited shares authorized):
Net assets....................................  $        --
Shares of beneficial interest issued and
 outstanding..................................           --
Net asset value, offering and redemption price
 per share....................................  $        --
                                                ===========

See Notes to Financial Statements

        SunAmerica Equity Funds
        STATEMENT OF OPERATIONS -- For the period ended September 30, 2002

                                                                                     Balanced      Blue Chip      Growth
                                                                                      Assets        Growth     Opportunities
                                                                                       Fund          Fund          Fund
                                                                                   ------------  ------------  -------------
INVESTMENT INCOME:
Income:
  Interest........................................................................ $  7,823,977  $    236,189  $    297,813
  Dividends*......................................................................    2,408,028     1,336,171       428,213
                                                                                   ------------  ------------  ------------
   Total investment income........................................................   10,232,005     1,572,360       726,026
                                                                                   ------------  ------------  ------------
Expenses:
Investment advisory and management fees...........................................    2,675,924     1,179,169     1,424,430
Distribution and service maintenance fees -- Class A..............................      787,422       295,497       309,399
Distribution and service maintenance fees -- Class B..............................      903,341       462,737       608,245
Distribution and service maintenance fees -- Class II+............................      386,877       117,889       339,433
Service fees -- Class I...........................................................       10,521        36,831        14,968
Transfer agent fees and expenses -- Class A.......................................      632,095       210,653       248,544
Transfer agent fees and expenses -- Class B.......................................      249,346       144,185       186,624
Transfer agent fees and expenses -- Class II+.....................................      105,851        37,602       103,436
Transfer agent fees and expenses -- Class I.......................................       11,405        34,930        17,227
Transfer agent fees and expenses -- Class Z+......................................           --            --            --
Transfer agent fees and expenses -- Class X.......................................           --            --         2,143
Custodian fees and expenses.......................................................      114,997        64,045        62,077
Registration fees -- Class A......................................................       27,205        22,935         9,120
Registration fees -- Class B......................................................       21,214         9,665        15,170
Registration fees -- Class II+....................................................       13,411         8,341        19,401
Registration fees -- Class I......................................................        7,259         8,906         7,365
Registration fees -- Class Z+.....................................................           --            --            --
Registration fees -- Class X......................................................           --            --         2,524
Printing expense..................................................................       90,240        31,285        75,739
Trustees' fees and expenses.......................................................       29,054        12,525        15,567
Legal expenses....................................................................        9,670         7,852         7,407
Audit and tax fees................................................................       27,141        27,173        11,216
Insurance expense.................................................................        2,524           998         1,154
Interest expense..................................................................           --            --           377
Amortization of organizational expense............................................           --            --            --
Miscellaneous expenses............................................................       12,994         9,493         9,957
                                                                                   ------------  ------------  ------------
   Total expenses.................................................................    6,118,491     2,722,711     3,491,523
   Less: expenses reimbursed by investment adviser................................       (9,920)      (11,742)      (13,456)
   Less: custody credits earned on cash balances..................................       (5,556)          (83)         (844)
   Less: fees paid indirectly (Note 8)............................................       (3,290)      (17,779)       (3,136)
                                                                                   ------------  ------------  ------------
   Net expenses...................................................................    6,099,725     2,693,107     3,474,087
                                                                                   ------------  ------------  ------------
Net investment income gain (loss).................................................    4,132,280    (1,120,747)   (2,748,061)
                                                                                   ------------  ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments...........................................  (45,215,395)  (39,022,124)  (81,795,320)
Net realized gain (loss) on futures and option contracts..........................           --            --            --
Net realized gain (loss) on foreign currency and other assets and liabilities.....           --            --        (1,685)
Net change in unrealized appreciation (depreciation) on investments...............    6,725,223      (365,222)   17,563,137
Net change in unrealized appreciation (depreciation) on futures and option
 contracts........................................................................           --            --            --
Net change in unrealized appreciation (depreciation) on foreign currency and other
 assets and liabilities...........................................................           61            --            --
                                                                                   ------------  ------------  ------------
Net realized and unrealized gain (loss) on investments, foreign currency, option contracts and other assets and liabilities.......................................  (38,490,111)  (39,387,346)  (64,233,868)
                                                                                   ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................... $(34,357,831) $(40,508,093) $(66,981,929)
                                                                                   ============  ============  ============
*Net of foreign withholding taxes on dividends of................................. $      4,699  $        861  $      1,796
                                                                                   ============  ============  ============

                                                                                        New
                                                                                      Century
                                                                                       Fund
                                                                                   ------------
INVESTMENT INCOME:
Income:
  Interest........................................................................ $    282,312
  Dividends*......................................................................      554,503
                                                                                   ------------
   Total investment income........................................................      836,815
                                                                                   ------------
Expenses:
Investment advisory and management fees...........................................    1,082,836
Distribution and service maintenance fees -- Class A..............................      348,018
Distribution and service maintenance fees -- Class B..............................      364,394
Distribution and service maintenance fees -- Class II+............................       39,760
Service fees -- Class I...........................................................        7,598
Transfer agent fees and expenses -- Class A.......................................      264,572
Transfer agent fees and expenses -- Class B.......................................      107,035
Transfer agent fees and expenses -- Class II+.....................................       14,671
Transfer agent fees and expenses -- Class I.......................................        9,888
Transfer agent fees and expenses -- Class Z+......................................       24,105
Transfer agent fees and expenses -- Class X.......................................           --
Custodian fees and expenses.......................................................       57,538
Registration fees -- Class A......................................................       24,270
Registration fees -- Class B......................................................       11,074
Registration fees -- Class II+....................................................        7,359
Registration fees -- Class I......................................................        6,091
Registration fees -- Class Z+.....................................................        5,401
Registration fees -- Class X......................................................           --
Printing expense..................................................................       45,990
Trustees' fees and expenses.......................................................       12,168
Legal expenses....................................................................        5,683
Audit and tax fees................................................................       27,301
Insurance expense.................................................................        1,567
Interest expense..................................................................        3,432
Amortization of organizational expense............................................           --
Miscellaneous expenses............................................................        8,724
                                                                                   ------------
   Total expenses.................................................................    2,479,475
   Less: expenses reimbursed by investment adviser................................      (49,373)
   Less: custody credits earned on cash balances..................................         (221)
   Less: fees paid indirectly (Note 8)............................................           --
                                                                                   ------------
   Net expenses...................................................................    2,429,881
                                                                                   ------------
Net investment income gain (loss).................................................   (1,593,066)
                                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments...........................................  (37,341,136)
Net realized gain (loss) on futures and option contracts..........................       33,958
Net realized gain (loss) on foreign currency and other assets and liabilities.....           --
Net change in unrealized appreciation (depreciation) on investments...............   19,516,469
Net change in unrealized appreciation (depreciation) on futures and option
 contracts........................................................................       37,628
Net change in unrealized appreciation (depreciation) on foreign currency and other
 assets and liabilities...........................................................           --
                                                                                   ------------
Net realized and unrealized gain (loss) on investments, foreign currency, option contracts and other assets and liabilities.......................................  (17,753,081)
                                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................... $(19,346,147)
                                                                                   ============
*Net of foreign withholding taxes on dividends of................................. $      3,604
                                                                                   ============

--------
+ Class C shares were converted to Class II shares and Class II shares were redesignated as Class Z shares on November 16, 2001.

See Notes to Financial Statements

        SunAmerica Equity Funds
        STATEMENT OF OPERATIONS -- For the period ended September 30, 2002 -- (continued)


                                                                       International Equity Fund
                                                                --------------------------------------
                                      Growth and    "Dogs" of   For the eleven months   For the year
                                        Income     Wall Street   ended September 30,  ended October 31,
                                         Fund         Fund              2002               2001**
                                     ------------  -----------  --------------------- -----------------
INVESTMENT INCOME:
Income:
 Interest........................... $     83,209  $    18,417      $     42,523        $    180,076
 Dividends*.........................    4,726,612    1,691,566         1,845,533           1,245,182
                                     ------------  -----------      ------------        ------------
   Total investment income..........    4,809,821    1,709,983         1,888,056           1,425,258
                                     ------------  -----------      ------------        ------------
Expenses:
Investment advisory and management
 fees...............................    2,421,639      205,740         1,018,427           1,007,157
Distribution and service
 maintenance fees -- Class A........      349,356       36,489           115,281             125,468
Distribution and service
 maintenance fees -- Class B........    1,268,765      241,775           336,009             382,436
Distribution and service
 maintenance fees -- Class II+......      873,216      241,795           196,575             174,195
Service fees -- Class I.............       24,587           --            38,273                  --
Transfer agent fees and
 expenses -- Class A................      282,724       29,220            93,000              95,375
Transfer agent fees and
 expenses -- Class B................      354,937       63,836           127,435             110,455
Transfer agent fees and
 expenses -- Class II+..............      248,757       61,477            63,738              50,679
Transfer agent fees and
 expenses -- Class I................       25,959           --            43,050                  --
Transfer agent fees and
 expenses -- Class X................           --           --                --                  --
Transfer agent fees and
 expenses -- Class Z+...............       21,630           --                --               3,630
Custodian fees and expenses.........       92,580       56,541           203,791             217,918
Registration fees -- Class A........       40,325        8,696            10,802                  --
Registration fees -- Class B........       40,317       10,612                --                  --
Registration fees -- Class II+......       50,166       11,157             9,925              13,311
Registration fees -- Class I........        9,099           --             9,365                  --
Registration fees -- Class X........           --           --                --                  --
Registration fees -- Class Z+.......        6,931           --                --                 600
Printing expense....................       68,529           --            61,408              32,425
Trustees' fees and expenses.........       26,302        4,253             7,800               5,145
Legal expenses......................       10,594        1,145            10,626               3,255
Audit and tax fees..................       27,237       27,109            30,760              27,368
Insurance expense...................        1,503          370               518                 564
Interest expense....................       13,348          593             1,055              24,185
Amortization of organizational
 expenses...........................           --        7,344               380               8,979
Miscellaneous expenses..............       10,043        6,818             7,875                 622
                                     ------------  -----------      ------------        ------------
   Total expenses...................    6,268,544    1,014,970         2,386,093           2,283,767
   Less: expenses reimbursed by           (39,561)
    investment adviser..............                  (142,148)         (115,326)            (61,640)
   Less: custody credits earned on           (455)
    cash balances...................                       (67)           (6,907)             (1,930)
   Less: fees paid indirectly             (71,300)
    (Note 8)........................                        --            (1,954)                 --
                                     ------------  -----------      ------------        ------------
   Net expenses.....................    6,157,228      872,755         2,261,906           2,220,197
                                     ------------  -----------      ------------        ------------
Net investment income (loss)........   (1,347,407)     837,228          (373,850)           (794,939)
                                     ------------  -----------      ------------        ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) on           (27,209,639)
 investments........................                   852,543       (14,220,332)        (24,076,533)
Net realized gain (loss) on                    --
 futures and option contracts.......                        --          (476,249)         (1,945,215)
Net realized gain (loss) on
 foreign currency and other assets
 and liabilities....................           --           --          (162,770)           (222,800)
Net change in unrealized              (49,065,970)
 appreciation (depreciation) on
 investments........................                (5,204,963)       (7,495,028)         (4,259,325)
Net change in unrealized
 appreciation (depreciation) on
 futures and option contracts.......           --           --          (152,574)                 --
Net change in unrealized
 appreciation (depreciation) on
 foreign currency and other assets
 and liabilities....................           --           --           (19,524)             28,406
                                     ------------  -----------      ------------        ------------
Net realized and unrealized gain
 (loss) on investments, foreign
 currency, option contracts and
 other assets and liabilities.......  (76,275,609)  (4,352,420)      (22,526,477)        (30,475,467)
                                     ------------  -----------      ------------        ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS... $(77,623,016) $(3,515,192)     $(22,900,327)       $(31,270,406)
                                     ============  ===========      ============        ============
*Net of foreign withholding taxes
 on dividends of.................... $     20,332  $        --      $    232,758        $    165,130
                                     ============  ===========      ============        ============

--------
+ Class C shares were converted to Class II shares and Class II shares were redesignated as Class Z shares on November 16, 2001.

**See note 2.

See Notes to Financial Statements

        SunAmerica Equity Funds
        STATEMENT OF CHANGES IN NET ASSETS

                                                              Balanced Assets Fund        Blue Chip Growth Fund
                                                          ---------------------------  ---------------------------
                                                          For the year  For the year   For the year  For the year
                                                              ended         ended          ended         ended
                                                          September 30, September 30,  September 30, September 30,
                                                              2002          2001           2002          2001
                                                          ------------- -------------  ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)........................... $  4,132,280  $   4,788,120  $ (1,120,747) $    (699,919)
  Net realized gain (loss) on investments................  (45,215,395)   (16,956,174)  (39,022,124)    (9,963,834)
  Net realized gain (loss) on futures and option
   contracts.............................................           --             --            --             --
  Net realized gain (loss) on foreign currency and other
   assets and liabilities................................           --             --            --             --
  Net change in unrealized appreciation (depreciation)
   on investments........................................    6,725,223   (135,643,876)     (365,222)   (85,568,333)
  Net change in unrealized appreciation (depreciation)
   on futures and option contracts.......................           --             --            --             --
  Net change in unrealized appreciation (depreciation)
   on foreign currency and other assets and
   liabilities...........................................           61             --            --             --
                                                          ------------  -------------  ------------  -------------
  Net increase (decrease) in net assets resulting from
   operations............................................  (34,357,831)  (147,811,930)  (40,508,093)   (96,232,086)
                                                          ------------  -------------  ------------  -------------

Dividends and distributions to shareholders from:
  Net investment income (Class A)........................   (3,174,586)    (3,602,301)           --             --
  Net investment income (Class B)........................     (736,268)    (1,036,310)           --             --
  Net investment income (Class II)+......................     (339,322)      (224,427)           --             --
  Net investment income (Class I)........................      (75,703)            --            --             --
  From net realized gains on investments (Class A).......           --    (26,711,691)           --    (17,724,426)
  From net realized gains on investments (Class B).......           --    (14,472,671)           --     (8,607,508)
  From net realized gains on investments (Class II)+.....           --     (2,636,081)           --     (1,368,272)
  From net realized gains on investments (Class Z)+......           --             --            --             --
  Distribution in excess of capital gains (Class A)......           --     (4,190,473)           --       (147,037)
  Distribution in excess of capital gains (Class B)......           --     (2,270,441)           --        (71,406)
  Distribution in excess of capital gains (Class II)+....           --       (413,543)           --        (11,351)
  Distribution in excess of capital gains (Class Z)+.....           --             --            --             --
                                                          ------------  -------------  ------------  -------------
  Total dividends and distributions to shareholders......   (4,325,879)   (55,557,938)           --    (27,930,000)
                                                          ------------  -------------  ------------  -------------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7).....................  (26,393,716)    28,862,265    31,522,952     18,147,874
                                                          ------------  -------------  ------------  -------------
Total increase (decrease) in net assets..................  (65,077,426)  (174,507,603)   (8,985,141)  (106,014,212)

NET ASSETS:
  Beginning of period....................................  349,531,969    524,039,572   123,299,282    229,313,494
                                                          ------------  -------------  ------------  -------------
  End of period ++....................................... $284,454,543  $ 349,531,969  $114,314,141  $ 123,299,282
                                                          ============  =============  ============  =============
++ Includes accumulated undistributed net investment
  income (loss).......................................... $    (86,761) $     185,629  $    (26,460) $     (23,100)
                                                          ============  =============  ============  =============

                                                           Growth Opportunities Fund
                                                          ---------------------------
                                                          For the year  For the year
                                                              ended         ended
                                                          September 30, September 30,
                                                              2002          2001
                                                          ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)........................... $ (2,748,061) $  (2,537,800)
  Net realized gain (loss) on investments................  (81,795,320)  (139,577,012)
  Net realized gain (loss) on futures and option
   contracts.............................................           --             --
  Net realized gain (loss) on foreign currency and other
   assets and liabilities................................       (1,685)            --
  Net change in unrealized appreciation (depreciation)
   on investments........................................   17,563,137   (110,444,192)
  Net change in unrealized appreciation (depreciation)
   on futures and option contracts.......................           --             --
  Net change in unrealized appreciation (depreciation)
   on foreign currency and other assets and
   liabilities...........................................           --             --
                                                          ------------  -------------
  Net increase (decrease) in net assets resulting from
   operations............................................  (66,981,929)  (252,559,004)
                                                          ------------  -------------

Dividends and distributions to shareholders from:
  Net investment income (Class A)........................           --             --
  Net investment income (Class B)........................           --             --
  Net investment income (Class II)+......................           --             --
  Net investment income (Class I)........................           --             --
  From net realized gains on investments (Class A).......           --    (13,972,662)
  From net realized gains on investments (Class B).......           --     (8,859,924)
  From net realized gains on investments (Class II)+.....           --     (5,491,232)
  From net realized gains on investments (Class Z)+......           --             --
  Distribution in excess of capital gains (Class A)......           --     (1,364,608)
  Distribution in excess of capital gains (Class B)......           --       (865,285)
  Distribution in excess of capital gains (Class II)+....           --       (536,289)
  Distribution in excess of capital gains (Class Z)+.....           --             --
                                                          ------------  -------------
  Total dividends and distributions to shareholders......           --    (31,090,000)
                                                          ------------  -------------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7).....................   (3,181,313)    80,143,736
                                                          ------------  -------------
Total increase (decrease) in net assets..................  (70,163,242)  (203,505,268)

NET ASSETS:
  Beginning of period....................................  176,431,655    379,936,923
                                                          ------------  -------------
  End of period ++....................................... $106,268,413  $ 176,431,655
                                                          ============  =============
++ Includes accumulated undistributed net investment
  income (loss).......................................... $    (21,936) $     (15,472)
                                                          ============  =============

--------
+ The Class C shares were converted to Class II shares and Class II shares were redesignated as Class Z shares on November 16, 2001.

See Notes to Financial Statements

        SunAmerica Equity Funds
        STATEMENT OF CHANGES IN NET ASSETS -- (continued)

                                             New Century Fund          Growth and Income Fund    "Dogs" of Wall Street Fund
                                       ---------------------------  ---------------------------  --------------------------
                                       For the year  For the year   For the year  For the year   For the year  For the year
                                           ended         ended          ended         ended          ended         ended
                                       September 30, September 30,  September 30, September 30,  September 30, September 30,
                                           2002          2001           2002          2001           2002          2001
                                       ------------- -------------  ------------- -------------  ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss)......... $ (1,593,066) $  (1,052,502) $ (1,347,407) $  (1,763,962)  $   837,228   $   851,029
 Net realized gain (loss) on
   investments........................  (37,341,136)   (78,984,099)  (27,209,639)   (16,579,765)      852,543    (3,581,815)
 Net realized gain (loss) on futures,
   written option and options
   contracts..........................       33,958    (11,894,149)           --             --            --            --
 Net realized gain (loss) on foreign
   currency and other assets and
   liabilities........................           --             --            --             --            --            --
 Net change in unrealized
   appreciation (depreciation) on
   investments........................   19,516,469   (108,651,946)  (49,065,970)  (122,717,550)   (5,204,963)    7,371,012
 Net change in unrealized
   appreciation (depreciation) on
   futures, written option and
   options contracts..................       37,628             --            --             --            --            --
 Net change in
   unrealized appreciation
   (depreciation) on foreign currency
   and other assets and liabilities...           --             --            --             --            --            --
                                       ------------  -------------  ------------  -------------   -----------   -----------
 Net increase (decrease) in net
   assets resulting from operations...  (19,346,147)  (200,582,696)  (77,623,016)  (141,061,277)   (3,515,192)    4,640,226
                                       ------------  -------------  ------------  -------------   -----------   -----------
Dividends and distributions to
 shareholders from:
 Net investment income (Class A)......           --             --            --             --      (159,210)     (181,922)
 Net investment income (Class B)......           --             --            --             --      (279,654)     (332,785)
 Net investment income (Class II)+....           --             --            --             --      (281,153)     (360,295)
 From net realized gains on
   investments (Class A)..............           --    (50,069,103)           --     (9,349,512)           --            --
 From net realized gains on
   investments (Class B)..............           --    (24,668,537)           --    (13,318,332)           --            --
 From net realized gains on
   investments (Class II)+............           --     (2,336,896)           --     (3,171,560)           --            --
 From net realized gains on
   investments (Class Z)+.............           --       (667,043)           --        (37,533)           --            --
 Distribution in excess of capital
   gains (Class A)....................           --     (2,794,140)           --        (91,433)           --            --
 Distribution in excess of capital
   gains (Class B)....................           --     (1,376,644)           --       (130,247)           --            --
 Distribution in excess of capital
   gains (Class II)+..................           --       (130,412)           --        (31,016)           --            --
 Distribution in excess of capital
   gains (Class Z)+...................           --        (37,225)           --           (367)           --            --
                                       ------------  -------------  ------------  -------------   -----------   -----------
Total dividends and distributions
 to shareholders......................           --    (82,080,000)           --    (26,130,000)     (720,017)     (875,002)
                                       ------------  -------------  ------------  -------------   -----------   -----------
Net increase (decrease) in net assets
 resulting from capital share
 transactions (Note 7)................  (22,851,713)    40,308,998    97,748,034     26,434,196     2,397,249    (6,379,469)
                                       ------------  -------------  ------------  -------------   -----------   -----------
Total increase (decrease) in net
 assets...............................  (42,197,860)  (242,353,698)   20,125,018   (140,757,081)   (1,837,960)   (2,614,245)

NET ASSETS:
Beginning of period...................  147,217,512    389,571,210   203,399,493    344,156,574    51,449,256    54,063,501
                                       ------------  -------------  ------------  -------------   -----------   -----------
End of period++....................... $105,019,652  $ 147,217,512  $223,524,511  $ 203,399,493   $49,611,296   $51,449,256
                                       ============  =============  ============  =============   ===========   ===========
++ Includes accumulated undistributed
  net investment income (loss)........ $    (49,899) $     (46,360) $    (27,988) $     (21,002)  $   578,151   $   460,940
                                       ============  =============  ============  =============   ===========   ===========

--------
+ The Class C shares were converted to Class II shares and Class II shares were redesignated as Class Z shares on November 16, 2001.

See Notes to Financial Statements

        SunAmerica Equity Funds
        STATEMENT OF CHANGES IN NET ASSETS -- (continued)

                                               International Equity Fund
                                       -----------------------------------------
                                       For the eleven For the year  For the year
                                        months ended     ended         ended
                                       September 30,  October 31,   October 31,
                                            2002          2001          2000
                                       -------------- ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss).........  $   (373,850) $   (794,939) $ (1,267,811)
 Net realized gain (loss) on
   investments........................   (14,220,332)  (24,076,533)    9,699,199
 Net realized gain (loss) on futures
   and option contracts...............      (476,249)   (1,945,215)     (522,239)
 Net realized gain (loss) on foreign
   currency and other assets and
   liabilities........................      (162,770)     (222,800)      155,590
 Net change in unrealized
   appreciation (depreciation) on
   investments........................    (7,495,028)   (4,259,325)   (9,331,301)
 Net change in unrealized
   appreciation (depreciation) on
   futures, written options and
   options contracts..................      (152,574)           --            --
 Net change in
   unrealized appreciation
   (depreciation) on foreign currency
   and other assets and liabilities...       (19,524)       28,406       (11,014)
                                        ------------  ------------  ------------
 Net increase (decrease) in net
   assets resulting from operations...   (22,900,327)  (31,270,406)   (1,277,576)
                                        ------------  ------------  ------------
Dividends and distributions to
 shareholders from:
 Net realized gains on investments
   (Class A)..........................            --    (2,717,876)           --
 Net realized gains on investments
   (Class B)..........................            --    (3,778,769)           --
 Net realized gains on investments
   (Class II)+........................            --    (1,557,334)           --
 Net realized gains on investments
   (Class Z)+.........................            --       (26,021)           --
                                        ------------  ------------  ------------
 Total dividends and distributions to
   shareholders.......................            --    (8,080,000)           --
                                        ------------  ------------  ------------
Net increase (decrease) in net assets
 resulting from capital share
 transactions (Note 7)................    46,069,437   (15,232,332)   31,558,724
                                        ------------  ------------  ------------
Total increase (decrease) in net         23,169,110
 assets...............................                 (54,582,738)   30,281,148

NET ASSETS:
 Beginning of period..................    64,103,934   118,686,672    88,405,524
                                        ------------  ------------  ------------
 End of period++......................  $ 87,273,044  $ 64,103,934  $118,686,672
                                        ============  ============  ============
++ Includes accumulated undistributed
net investment income (loss)..........  $    (13,517) $    (38,006) $   (195,694)
                                        ============  ============  ============

--------
+ The Class C shares were converted to Class II shares and Class II shares were redesignated as Class Z shares on November 16, 2001.

See Notes to Financial Statements

        SunAmerica Equity Funds
        FINANCIAL HIGHLIGHTS

                                                                    BALANCED ASSETS FUND
                                                                    --------------------
                                        Net
                                    gain (loss)
                                    on invest-    Total    Dividends Distri-
                Net Asset    Net    ments (both    from    from net  butions         Net Asset           Net Assets
                 Value,    invest-   realized    invest-    invest-   from    Total   Value,               end of
    Period      beginning   ment        and        ment      ment    capital distri-  end of     Total     period
    Ended       of period income(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)
--------------- --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ----------
                                                                           Class A
                                                                           -------
9/30/98........  $18.49     $0.29     $ 1.29      $ 1.58    $(0.30)  $(1.74) $(2.04)  $18.03      9.32%   $189,668
9/30/99........   18.03      0.25       3.57        3.82     (0.26)   (1.47)  (1.73)   20.12     22.11     256,467
9/30/00........   20.12      0.21       2.83        3.04     (0.22)   (1.98)  (2.20)   20.96     15.69     319,598
9/30/01........   20.96      0.22      (5.73)      (5.51)    (0.21)   (2.00)  (2.21)   13.24    (28.35)    229,609
9/30/02(7).....   13.24      0.19      (1.45)      (1.26)    (0.19)      --   (0.19)   11.79     (9.65)    183,652
                                                                           Class B
                                                                           -------
9/30/98........  $18.48     $0.18     $ 1.28      $ 1.46    $(0.19)  $(1.74) $(1.93)  $18.01      8.62%   $165,926
9/30/99........   18.01      0.13       3.57        3.70     (0.15)   (1.47)  (1.62)   20.09     21.38     177,577
9/30/00........   20.09      0.08       2.82        2.90     (0.09)   (1.98)  (2.07)   20.92     14.98     174,936
9/30/01........   20.92      0.11      (5.70)      (5.59)    (0.13)   (2.00)  (2.13)   13.20    (28.80)     95,473
9/30/02(7).....   13.20      0.10      (1.45)      (1.35)    (0.11)      --   (0.11)   11.74    (10.29)     64,452
                                                                          Class II
                                                                          --------
2/02/99-
  9/30/99(3)...  $20.00     $0.08     $ 0.11      $ 0.19    $(0.08)  $   --  $(0.08)  $20.11      0.95%   $  8,851
9/30/00........   20.11      0.08       2.82        2.90     (0.09)   (1.98)  (2.07)   20.94     14.95      29,506
9/30/01........   20.94      0.12      (5.72)      (5.60)    (0.13)   (2.00)  (2.13)   13.21    (28.83)     24,450
9/30/02(7).....   13.21      0.09      (1.43)      (1.34)    (0.11)      --   (0.11)   11.76    (10.21)     31,894
                                                                           Class I
                                                                           -------
11/16/01-
 9/30/02(3)(7)#  $14.29     $0.19     $(2.48)     $(2.29)   $(0.21)  $   --  $(0.21)  $11.79    (16.18)   $  4,457




                                Ratio of net
                  Ratio of       investment
                  expenses         income
    Period       to average      to average     Portfolio
    Ended       net assets(6)   net assets(6)   turnover
--------------- -------------   -------------   ---------


9/30/98........     1.46%           1.59%           80%
9/30/99........     1.45            1.26           123
9/30/00........     1.44            1.01           259
9/30/01........     1.44            1.32           362
9/30/02(7).....     1.47            1.39           485


9/30/98........     2.08%           0.97%           80%
9/30/99........     2.06            0.64           123
9/30/00........     2.06            0.40           259
9/30/01........     2.08            0.68           362
9/30/02(7).....     2.12            0.73           485


2/02/99-
  9/30/99(3)...     2.05%(4)(5)     0.71%(4)(5)    123%
9/30/00........     2.05(5)         0.38(5)        259
9/30/01........     2.05(5)         0.71(5)        362
9/30/02(7).....     2.13            0.72           485


11/16/01-
 9/30/02(3)(7)#     1.33%(4)(5)     1.52%(4)(5)    485%

--------
#  See Note 2
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                         9/30/99(4) 9/30/00 9/30/01 9/30/02
                                         ---------- ------- ------- -------
Balanced Assets Class II(6).............    1.41%    0.07%   0.06%    -- %
Balanced Assets Class I(6)..............      --       --      --    0.19(4)

(6)Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have remained the same. (See Note 8)
(7)As disclosed in the Notes to the Financial Statements, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began accreting discount and amortizing premium on debt securities. The per share affect of this change for the period ended September 30, 2002 on investment income and realized and unrealized gain and losses was approximately $0.01 per share for all classes of shares. The effect of this change was to decrease the ratio of net investment income to average net assets by 0.05% for all classes of shares. Per share data and ratios for periods prior to September 30, 2002 have not been restated to reflect this change in accounting policy.

See Notes to Financial Statements

        SunAmerica Equity Funds
        FINANCIAL HIGHLIGHTS -- (continued)

                                                                 BLUE CHIP GROWTH FUND
                                                                 ---------------------
                                     Net
                                 gain (loss)
                                 on invest-    Total    Dividends Distri-
             Net Asset    Net    ments (both    from    from net  butions         Net Asset           Net Assets   Ratio of
              Value,    invest-   realized    invest-    invest-   from    Total   Value,               end of     expenses
   Period    beginning   ment        and        ment      ment    capital distri-  end of     Total     period    to average
   Ended     of period income(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)   net assets(6)
------------ --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ---------- -------------
                                                                        Class A
                                                                        -------
9/30/98.....  $20.22    $(0.04)    $  0.91    $  0.87     $ --    $(2.48) $(2.48)  $18.61      5.09%   $ 72,536      1.52%
9/30/99.....   18.61     (0.05)       6.53       6.48       --     (1.47)  (1.47)   23.62     36.29     103,841      1.49
9/30/00.....   23.62     (0.14)       8.00       7.86       --     (2.46)  (2.46)   29.02     34.66     152,788      1.43
9/30/01.....   29.02     (0.03)     (11.13)    (11.16)      --     (3.51)  (3.51)   14.35    (42.23)     82,523      1.45
9/30/02.....   14.35     (0.07)      (3.13)     (3.20)      --        --      --    11.15    (22.30)     59,812      1.47
                                                                        Class B
                                                                        -------
9/30/98.....  $19.61    $(0.16)    $  0.87    $  0.71     $ --    $(2.48) $(2.48)  $17.84      4.36%   $ 36,106      2.17%
9/30/99.....   17.84     (0.19)       6.25       6.06       --     (1.47)  (1.47)   22.43     35.45      49,015      2.15
9/30/00.....   22.43     (0.31)       7.58       7.27       --     (2.46)  (2.46)   27.24     33.80      67,586      2.09
9/30/01.....   27.24     (0.16)     (10.35)    (10.51)      --     (3.51)  (3.51)   13.22    (42.66)     34,649      2.19
9/30/02.....   13.22     (0.16)      (2.86)     (3.02)      --        --      --    10.20    (22.84)     31,203      2.18
                                                                       Class II
                                                                       --------
2/02/99-
 9/30/99(3).  $21.79    $(0.13)    $  0.77    $  0.64     $ --    $   --  $   --   $22.43      2.94%   $    785      2.17%(4)(5)
9/30/00.....   22.43     (0.31)       7.53       7.22       --     (2.46)  (2.46)   27.19     33.57       8,939      2.17(5)
9/30/01.....   27.19     (0.15)     (10.32)    (10.47)      --     (3.51)  (3.51)   13.21    (42.58)      6,127      2.11(5)
9/30/02.....   13.21     (0.16)      (2.87)     (3.03)      --        --      --    10.18    (22.94)      7,687      2.23
                                                                        Class I
                                                                        -------
11/16/01-
 9/30/02(3)#  $16.30    $(0.04)    $ (5.10)   $ (5.14)    $ --    $   --  $   --   $11.16    (31.53)%  $ 15,612      1.33%(4)(5)




             Ratio of net
              investment
                income
   Period     to average       Portfolio
   Ended     net assets(6)     turnover
------------ -------------     ---------


9/30/98.....     (0.20)%           90%
9/30/99.....     (0.22)            71
9/30/00.....     (0.49)            75
9/30/01.....     (0.15)           136
9/30/02.....     (0.47)           107


9/30/98.....     (0.86)%           90%
9/30/99.....     (0.89)            71
9/30/00.....     (1.16)            75
9/30/01.....     (0.89)           136
9/30/02.....     (1.18)           107


2/02/99-
 9/30/99(3).     (0.95)%(4)(5)     71%
9/30/00.....     (1.17)(5)         75
9/30/01.....     (0.81)(5)        136
9/30/02.....     (1.25)           107


11/16/01-
 9/30/02(3)#     (0.32)%(4)(5)    107%

--------
#  See Note 2
(1)  Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions
(3)  Commencement of sale of respective class of shares
(4)  Annualized
(5)  Net of the following expense reimbursements (based on average net assets):

                                         9/30/99(4) 9/30/00 9/30/01 9/30/02
                                         ---------- ------- ------- -------
Blue Chip Growth Class II(6)............    8.74%    0.17%   0.03%    -- %
Blue Chip Growth Class I(6).............      --       --      --    0.08(4)

(6)Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by 0.01%. (See Note 8)


See Notes to Financial Statements

        SunAmerica Equity Funds
        FINANCIAL HIGHLIGHTS -- (continued)

                                                                GROWTH OPPORTUNITIES FUND
                                                                -------------------------
                                      Net
                                  gain (loss)
                                  on invest-    Total    Dividends Distri-
              Net Asset    Net    ments (both    from    from net  butions         Net Asset           Net Assets   Ratio of
               Value,    invest-   realized    invest-    invest-   from    Total   Value,               end of     expenses
   Period     beginning   ment        and        ment      ment    capital distri-  end of     Total     period    to average
   Ended      of period income(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)   net assets(6)
------------- --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ---------- -------------
                                                                         Class A
                                                                         -------
9/30/98......  $20.66    $(0.13)    $ (0.78)   $ (0.91)    $ --    $(3.53) $(3.53)  $16.22     (4.20)% $  38,437      1.62%
9/30/99......   16.22     (0.19)       8.26       8.07       --     (1.17)  (1.17)   23.12     52.42      57,880      1.57
9/30/00......   23.12     (0.17)      21.77      21.60       --     (3.93)  (3.93)   40.79    102.04     206,531      1.43
9/30/01......   40.79     (0.14)     (22.33)    (22.47)      --     (2.90)  (2.90)   15.42    (58.23)     89,935      1.49
9/30/02......   15.42     (0.17)      (5.26)     (5.43)      --        --      --     9.99    (35.21)     50,018      1.49
                                                                         Class B
                                                                         -------
9/30/98......  $20.06    $(0.25)    $ (0.76)   $ (1.01)    $ --    $(3.53) $(3.53)  $15.52     (4.93)% $  10,027      2.33%
9/30/99......   15.52     (0.32)       7.85       7.53       --     (1.17)  (1.17)   21.88     51.24      16,529      2.32
9/30/00......   21.88     (0.37)      20.42      20.05       --     (3.93)  (3.93)   38.00    100.58     108,083      2.10
9/30/01......   38.00     (0.28)     (20.66)    (20.94)      --     (2.90)  (2.90)   14.16    (58.50)     54,902      2.17
9/30/02......   14.16     (0.26)      (4.79)     (5.05)      --        --      --     9.11    (35.66)     33,221      2.18
                                                                        Class II
                                                                        --------
2/02/99-
 9/30/99(3)..  $19.86    $(0.21)    $  2.23    $  2.02     $ --    $   --  $   --   $21.88     10.17%  $   1,089      2.35%(4)(5)
9/30/00......   21.88     (0.33)      20.35      20.02       --     (3.93)  (3.93)   37.97    100.44      65,322      2.09(5)
9/30/01......   37.97     (0.28)     (20.64)    (20.92)      --     (2.90)  (2.90)   14.15    (58.50)     31,594      2.16
9/30/02......   14.15     (0.26)      (4.79)     (5.05)      --        --      --     9.10    (35.69)     17,484      2.21
                                                                         Class I
                                                                         -------
11/16/01-
 9/30/02(3)..  $18.09    $(0.14)    $ (7.95)   $ (8.09)    $ --    $   --  $   --   $10.00    (44.72)% $   3,054      1.33%(4)(5)
                                                                         Class X
                                                                         -------
3/19/02-
 9/30//02(3)#  $18.19    $(0.08)    $ (8.10)   $ (8.18)    $ --    $   --  $   --   $10.01    (44.97)% $   2,492      1.20%(4)(5)




              Ratio of net
               investment
                 income
   Period      to average       Portfolio
   Ended      net assets(6)     turnover
------------- -------------     ---------


9/30/98......     (0.75)%          377%
9/30/99......     (0.93)           220
9/30/00......     (0.49)           139
9/30/01......     (0.57)           207
9/30/02......     (1.11)           344


9/30/98......     (1.45)%          377%
9/30/99......     (1.67)           220
9/30/00......     (1.11)           139
9/30/01......     (1.25)           207
9/30/02......     (1.80)           344


2/02/99-
 9/30/99(3)..     (1.74)%(4)(5)    220%
9/30/00......     (0.99)(5)        139
9/30/01......     (1.24)           207
9/30/02......     (1.82)           344


11/16/01-
 9/30/02(3)..     (0.95)%(4)(5)    344%


3/19/02-
 9/30//02(3)#     (0.83)%(4)(5)    344%

--------
#  See Note 2
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                         9/30/99(4) 9/30/00 9/30/01 9/30/02
                                         ---------- ------- ------- -------
Growth Opportunities Class II(6)........    9.94%    0.01%    --%      --%
Growth Opportunities Class I(6).........      --       --     --     0.18(4)
Growth Opportunities Class X(6).........      --       --     --     0.38(4)

(6)Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have remained the same. (See Note 8)

See Notes to Financial Statements

        SunAmerica Equity Funds
        FINANCIAL HIGHLIGHTS -- (continued)

                                                                  NEW CENTURY FUND
                                                                  ----------------
                                    Net
                                gain (loss)
                                on invest-    Total    Dividends Distri-
            Net Asset    Net    ments (both    from    from net  butions         Net Asset           Net Assets  Ratio of
             Value,    invest-   realized    invest-    invest-   from    Total   Value,               end of    expenses
  Period    beginning   ment        and        ment      ment    capital distri-  end of     Total     period   to average
  Ended     of period income(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)   net assets
----------- --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ---------- ----------
                                                                      Class A
                                                                      -------
9/30/98....  $28.27    $(0.18)    $ (6.59)   $ (6.77)    $ --    $(2.40) $(2.40)  $19.10    (25.00)%  $105,243     1.50%
9/30/99....   19.10     (0.21)       9.89       9.68       --     (1.40)  (1.40)   27.38     53.00     148,376     1.48
9/30/00....   27.38     (0.31)      19.04      18.73       --     (4.97)  (4.97)   41.14     72.74     253,359     1.42
9/30/01....   41.14     (0.05)     (19.00)    (19.05)      --     (8.88)  (8.88)   13.21    (54.88)    101,691     1.46
9/30/02....   13.21     (0.13)      (1.86)     (1.99)      --        --      --    11.22    (15.06)     74,710     1.50
                                                                      Class B
                                                                      -------
9/30/98....  $27.43    $(0.33)    $ (6.36)   $ (6.69)    $ --    $(2.40) $(2.40)  $18.34    (25.52)%  $ 61,398     2.14%
9/30/99....   18.34     (0.35)       9.48       9.13       --     (1.40)  (1.40)   26.07     52.15      77,331     2.12
9/30/00....   26.07     (0.53)      18.04      17.51       --     (4.97)  (4.97)   38.61     71.59     122,004     2.07
9/30/01....   38.61     (0.17)     (17.57)    (17.74)      --     (8.88)  (8.88)   11.99    (55.15)     39,577     2.11
9/30/02....   11.99     (0.20)      (1.68)     (1.88)      --        --      --    10.11    (15.68)     23,271     2.18
                                                                      Class II
                                                                      --------
2/02/98-
 9/30/98(3)  $21.11    $(0.19)    $ (2.58)   $ (2.77)    $ --    $   --  $   --   $18.34    (13.12)%  $    168     2.15%(4)(5)
9/30/99....   18.34     (0.40)       9.51       9.11       --     (1.40)  (1.40)   26.05     52.04       2,599     2.15(5)
9/30/00....   26.05     (0.54)      18.01      17.47       --     (4.97)  (4.97)   38.55     71.48      10,848     2.14(5)
9/30/01....   38.55     (0.17)     (17.54)    (17.71)      --     (8.88)  (8.88)   11.96    (55.16)      4,508     2.13(5)
9/30/02....   11.96     (0.20)      (1.67)     (1.87)      --        --      --    10.09    (15.64)      2,447     2.14(5)
                                                                      Class I
                                                                      -------
11/21/01-
 9/30/02(3)  $14.67    $(0.10)    $ (3.32)   $ (3.42)    $ --    $   --  $   --   $11.25    (23.31)%  $  3,378     1.32%(4)(5)
                                                                      Class Z
                                                                      -------
9/30/98....  $28.45    $(0.07)    $ (6.65)   $ (6.72)    $ --    $(2.40) $(2.40)  $19.33    (24.64)%  $    565     1.01%(5)
9/30/99....   19.33     (0.07)      10.04       9.97       --     (1.40)  (1.40)   27.90     53.91       1,050     0.93(5)
9/30/00....   27.90     (0.09)      19.42      19.33       --     (4.97)  (4.97)   42.26     73.63       3,360     0.91(5)
9/30/01....   42.26      0.07      (19.65)    (19.58)      --     (8.88)  (8.88)   13.80    (54.62)      1,442     0.92(5)
9/30/02....   13.80     (0.05)      (1.96)     (2.01)      --        --      --    11.79    (14.57)      1,214     0.91(5)




            Ratio of net
             investment
               income
  Period     to average      Portfolio
  Ended      net assets      turnover
----------- ------------     ---------


9/30/98....    (0.79)%          292%
9/30/99....    (0.82)           177
9/30/00....    (0.80)           227
9/30/01....    (0.23)           282
9/30/02....    (0.92)           199


9/30/98....    (1.44)%          292%
9/30/99....    (1.46)           177
9/30/00....    (1.46)           227
9/30/01....    (0.88)           282
9/30/02....    (1.60)           199


2/02/98-
 9/30/98(3)    (1.35)%(4)(5)    292%
9/30/99....    (1.60)(5)        177
9/30/00....    (1.47)(5)        227
9/30/01....    (0.90)(5)        282
9/30/02....    (1.56)(5)        199


11/21/01-
 9/30/02(3)    (0.81)%(4)(5)    199%


9/30/98....    (0.30)%(5)       292%
9/30/99....    (0.28)(5)        177
9/30/00....    (0.24)(5)        227
9/30/01....     0.30(5)         282
9/30/02....    (0.34)(5)        199

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions
(3) Commencement of sale of respective class of shares (See Note 2)
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                9/30/98   9/30/99 9/30/00 9/30/01 9/30/02
                               -------    ------- ------- ------- -------
New Century Class II..........  13.58%(4)  2.48%   0.05%   0.06%   0.27%
New Century Class I...........     --        --      --      --    0.32(4)
New Century Class Z...........   1.85      4.95    0.87    0.30    1.93


See Notes to Financial Statements

        SunAmerica Equity Funds
        FINANCIAL HIGHLIGHTS -- (continued)

                                                                GROWTH AND INCOME FUND
                                                                ----------------------
                                     Net
                                 gain (loss)
                                 on invest-    Total    Dividends Distri-
             Net Asset    Net    ments (both    from    from net  butions         Net Asset           Net Assets   Ratio of
              Value,    invest-   realized    invest-    invest-   from    Total   Value,               end of     expenses
   Period    beginning   ment        and        ment      ment    capital distri-  end of     Total     period    to average
   Ended     of period income(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)   net assets(6)
------------ --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ---------- -------------
                                                                        Class A
                                                                        -------
9/30/98.....  $13.45    $ 0.02     $ 0.68      $ 0.70      $--    $(1.35) $(1.35)  $12.80      5.53%  $   57,129     1.50%
9/30/99.....   12.80     (0.02)      3.92        3.90       --     (0.47)  (0.47)   16.23     30.99       86,524     1.48
9/30/00.....   16.23     (0.08)      4.51        4.43       --     (0.66)  (0.66)   20.00     27.64      127,168     1.44
9/30/01.....   20.00     (0.03)     (7.43)      (7.46)      --     (1.43)  (1.43)   11.11    (39.45)      75,795     1.45
9/30/02.....   11.11        --      (2.24)      (2.24)      --        --      --     8.87    (20.16)      71,482     1.50
                                                                        Class B
                                                                        -------
9/30/98.....  $13.36    $(0.07)    $ 0.68      $ 0.61      $--    $(1.35) $(1.35)  $12.62      4.84%  $   79,004     2.13%
9/30/99.....   12.62     (0.12)      3.87        3.75       --     (0.47)  (0.47)   15.90     30.23      121,709     2.11
9/30/00.....   15.90     (0.20)      4.40        4.20       --     (0.66)  (0.66)   19.44     26.74      176,395     2.07
9/30/01.....   19.44     (0.12)     (7.19)      (7.31)      --     (1.43)  (1.43)   10.70    (39.85)      99,012     2.09
9/30/02.....   10.70     (0.07)     (2.14)      (2.21)      --        --      --     8.49    (20.65)      81,686     2.13
                                                                       Class II
                                                                       --------
2/02/98-
 9/30/98(3).  $12.78    $(0.04)    $(0.13)     $(0.17)     $--    $   --  $   --   $12.61     (1.33)% $      963     2.15%(4)(5)
9/30/99.....   12.61     (0.12)      3.87        3.75       --     (0.47)  (0.47)   15.89     30.25       11,135     2.15(5)
9/30/00.....   15.89     (0.20)      4.39        4.19       --     (0.66)  (0.66)   19.42     26.78       39,986     2.10(5)
9/30/01.....   19.42     (0.13)     (7.18)      (7.31)      --     (1.43)  (1.43)   10.68    (39.89)      28,283     2.13
9/30/02.....   10.68     (0.07)     (2.13)      (2.20)      --        --      --     8.48    (20.60)      60,174     2.17(5)
                                                                        Class I
                                                                        -------
11/16/01-
 9/30/02(3)#  $12.29    $ 0.02     $(3.43)     $(3.41)     $--    $   --  $   --   $ 8.88    (27.75)% $    9,877     1.32%(4)(5)
                                                                        Class Z
                                                                        -------
4/15/98-
 9/30/98(3).  $14.35    $ 0.04     $(1.55)     $(1.51)     $--    $   --  $   --   $12.84    (10.52)% $       93     0.93%(4)(5)
9/30/99.....   12.84      0.07       3.93        4.00       --     (0.47)  (0.47)   16.37     31.69          218     0.93(5)
9/30/00.....   16.37      0.01       4.55        4.56       --     (0.66)  (0.66)   20.27     28.29          607     0.93(5)
9/30/01.....   20.27      0.05      (7.55)      (7.50)      --     (1.43)  (1.43)   11.34    (39.10)         309     0.90(5)
9/30/02.....   11.34      0.07      (2.29)      (2.22)      --        --      --     9.12    (19.58)         306     0.93(5)




             Ratio of net
              investment
                income
   Period     to average       Portfolio
   Ended     net assets(6)     turnover
------------ -------------     ---------


9/30/98.....      0.12%           150%
9/30/99.....     (0.13)            63
9/30/00.....     (0.43)            61
9/30/01.....     (0.21)           126
9/30/02.....     (0.01)           118


9/30/98.....     (0.52)%          150%
9/30/99.....     (0.76)            63
9/30/00.....     (1.07)            61
9/30/01.....     (0.85)           126
9/30/02.....     (0.66)           118


2/02/98-
 9/30/98(3).     (0.57)%(4)(5)    150%
9/30/99.....     (0.80)(5)         63
9/30/00.....     (1.10)(5)         61
9/30/01.....     (0.88)           126
9/30/02.....     (0.68)(5)        118


11/16/01-
 9/30/02(3)#      0.21%(4)(5)     118%


4/15/98-
 9/30/98(3).      0.57%(4)(5)     150%
9/30/99.....      0.43(5)          63
9/30/00.....      0.07(5)          61
9/30/01.....      0.34(5)         126
9/30/02.....      0.59(5)         118

--------
#  See Note 2
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                         9/30/98(4) 9/30/99 9/30/00 9/30/01 9/30/02
                                         ---------- ------- ------- ------- -------
Growth and Income Class II(6)...........    6.99%     0.44%  0.01%     --%     --%
Growth and Income Class I(6)............      --        --     --      --    0.12(4)
Growth and Income Class Z(6)............   28.17     21.57   9.23    2.44    8.23

(6)Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by 0.02%. (See Note 8)

See Notes to Financial Statements

        SunAmerica Equity Funds
        FINANCIAL HIGHLIGHTS -- (continued)

                                                                   "DOGS" OF WALL STREET FUND
                                                                   --------------------------
                                            Net
                                        gain (loss)
                                        on invest-    Total    Dividends Distri-                               Net
                    Net Asset    Net    ments (both    from    from net  butions         Net Asset           Assets
                     Value,    invest-   realized    invest-    invest-   from    Total   Value,             end of
      Period        beginning   ment        and        ment      ment    capital distri-  end of     Total   period
      Ended         of period income(1) unrealized) operations  income    gains  butions  period   Return(2) (000's)
------------------- --------- --------- ----------- ---------- --------- ------- ------- --------- --------- -------
                                                                             Class A
                                                                             -------
6/08/98- 9/30/98(3)  $12.50     $0.07     $(1.51)     $(1.44)   $   --   $   --  $   --   $11.06    (11.52)% $16,672
9/30/99............   11.06      0.21       0.73        0.94     (0.13)      --   (0.13)   11.87      8.47    26,403
9/30/00............   11.87      0.23      (1.85)      (1.62)    (0.23)   (0.35)  (0.58)    9.67    (14.09)    8,732
9/30/01............    9.67      0.23       0.73        0.96     (0.22)      --   (0.22)   10.41     10.04     7,983
9/30/02............   10.41      0.22      (0.72)      (0.50)    (0.20)      --   (0.20)    9.71     (5.07)    9,372
                                                                             Class B
                                                                             -------
6/08/98- 9/30/98(3)  $12.50     $0.04     $(1.51)     $(1.47)   $   --   $   --  $   --   $11.03    (11.76)% $19,734
9/30/99............   11.03      0.14       0.72        0.86     (0.08)      --   (0.08)   11.81      7.82    55,526
9/30/00............   11.81      0.16      (1.84)      (1.68)    (0.16)   (0.35)  (0.51)    9.62    (14.62)   21,221
9/30/01............    9.62      0.16       0.73        0.89     (0.16)      --   (0.16)   10.35      9.30    21,674
9/30/02............   10.35      0.15      (0.74)      (0.59)    (0.13)      --   (0.13)    9.63     (5.86)   20,670
                                                                            Class II
                                                                            --------
6/08/98-
 9/30/98(3)........  $12.50     $0.04     $(1.51)     $(1.47)   $   --   $   --  $   --   $11.03    (11.76)% $20,108
9/30/99............   11.03      0.14       0.72        0.86     (0.08)      --   (0.08)   11.81      7.82    94,065
9/30/00............   11.81      0.16      (1.84)      (1.68)    (0.16)   (0.35)  (0.51)    9.62    (14.62)   24,110
9/30/01............    9.62      0.15       0.74        0.89     (0.16)      --   (0.16)   10.35      9.30    21,793
9/30/02............   10.35      0.15      (0.74)      (0.59)    (0.13)      --   (0.13)    9.63     (5.86)   19,568




                                   Ratio of net
                      Ratio of      investment
                      expenses        income
      Period         to average     to average     Portfolio
      Ended          net assets     net assets     turnover
------------------- ----------     ------------    ---------


6/08/98- 9/30/98(3)    0.95%(4)(5)     1.78%(4)(5)    -- %
9/30/99............    0.95(5)         1.69(5)         35
9/30/00............    0.95(5)         2.20(5)         57
9/30/01............    0.95(5)         2.10(5)         59
9/30/02............    0.95(5)         1.96(5)         37


6/08/98- 9/30/98(3)    1.60%(4)(5)     1.39%(4)(5)    -- %
9/30/99............    1.60(5)         1.08(5)         35
9/30/00............    1.60(5)         1.56(5)         57
9/30/01............    1.60(5)         1.45(5)         59
9/30/02............    1.60(5)         1.31(5)         37


6/08/98-
 9/30/98(3)........    1.60%(4)(5)     1.45%(4)(5)    -- %
9/30/99............    1.60(5)         1.11(5)         35
9/30/00............    1.60(5)         1.50(5)         57
9/30/01............    1.60(5)         1.45(5)         59
9/30/02............    1.60(5)         1.30(5)         37

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load.
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                    9/30/98(4) 9/30/99 9/30/00 9/30/01 9/30/02
                                    ---------- ------- ------- ------- -------
"Dogs" of Wall Street Class A......    0.43%    0.23%   0.34%   0.36%   0.29%
"Dogs" of Wall Street Class B......    0.58     0.22    0.30    0.25    0.24
"Dogs" of Wall Street Class II.....    0.50     0.19    0.27    0.27    0.23

See Notes to Financial Statements

        SunAmerica Equity Funds
        FINANCIAL HIGHLIGHTS -- (continued)

                                                              INTERNATIONAL EQUITY FUND (6)
                                                              -----------------------------
                                     Net
                                 gain (loss)
                           Net   on invest-    Total    Dividends Distri-                               Net
               Net Asset invest- ments (both    from    from net  butions         Net Asset           Assets    Ratio of
                Value,    ment    realized    invest-    invest-   from    Total   Value,             end of    expenses
    Period     beginning income      and        ment      ment    capital distri-  end of     Total   period   to average
    Ended      of period Loss(1) unrealized) operations  income    gains  butions  period   Return(2) (000's) net assets(8)
-------------- --------- ------- ----------- ---------- --------- ------- ------- --------- --------- ------- -------------
                                                                         Class A
                                                                         -------
11/19/96-
 10/31/97.....  $12.50   $ 0.01    $(0.05)     $(0.04)     $--    $   --  $   --   $12.46     (0.32)% $24.365     2.10%(3)(4)
10/31/98......   12.46    (0.01)    (0.01)      (0.02)      --     (0.22)  (0.22)   12.22     (0.09)   28,418     2.03(4)
10/31/99......   12.22    (0.03)     2.12        2.09       --     (0.05)  (0.05)   14.26     17.15    29,324     2.03(4)
10/31/00......   14.26    (0.11)     0.29        0.18       --        --      --    14.44      1.26    49,085     2.03(4)(5)
10/31/01......   14.44    (0.05)    (4.40)      (4.45)      --     (1.11)  (1.11)    8.88    (33.17)   24,408     2.03(4)
9/30/02(9)....    8.88       --     (1.88)      (1.88)      --        --      --     7.00    (21.17)   30,896     1.93(3)(4)(5)
                                                                         Class B
                                                                         -------
11/19/96-
 10/31/97.....  $12.50   $(0.09)   $(0.03)     $(0.12)     $--    $   --  $   --   $12.38     (0.96)% $42,656     2.72%(3)(4)
10/31/98......   12.38    (0.09)       --       (0.09)      --     (0.22)  (0.22)   12.07     (0.67)   47,817     2.68(4)
10/31/99......   12.07    (0.12)     2.08        1.96       --     (0.05)  (0.05)   13.98     16.29    47,342     2.68(4)
10/31/00......   13.98    (0.22)     0.31        0.09       --        --      --    14.07      0.64    48,901     2.68(4)(5)
10/31/01......   14.07    (0.13)    (4.26)      (4.39)      --     (1.11)  (1.11)    8.57    (33.64)   26,747     2.68(4)
9/30/02(9)....    8.57    (0.06)    (1.78)      (1.84)      --       `--      --     6.73    (21.47)   25,509     2.56(3)(4)(5)
                                                                        Class II
                                                                        --------
3/06/97-
 10/31/97(7)..  $12.60   $(0.07)   $(0.15)     $(0.22)     $--    $   --  $   --   $12.38     (1.75)% $ 4,459     2.70%(3)(4)
10/31/98......   12.38    (0.09)       --       (0.09)      --     (0.22)  (0.22)   12.07     (0.67)    7,982     2.68(4)
10/31/99......   12.07    (0.13)     2.10        1.97       --     (0.05)  (0.05)   13.99     16.37    11,709     2.68(4)
10/31/00......   13.99    (0.21)     0.30        0.09       --        --      --    14.08      0.64    20,367     2.68(4)(5)
10/31/01......   14.08    (0.12)    (4.28)      (4.40)      --     (1.11)  (1.11)    8.57    (33.69)   12,949     2.68(4)
9/30/02(9)....    8.57    (0.06)    (1.79)      (1.85)      --        --      --     6.72    (21.59)   15,067     2.55(3)(4)(5)
                                                                         Class I
                                                                         -------
11/16/01-
 9/30/02(7)(9)  $ 9.09   $ 0.01    $(2.08)     $(2.07)     $--    $   --  $   --   $ 7.02    (22.77)% $15,802     1.80%(3)(4)(5)




                Ratio of net
                 investment
                   income
    Period       to average        Portfolio
    Ended       net assets(8)      turnover
-------------- -------------       ---------


11/19/96-
 10/31/97.....      0.07%(3)(4)        70%
10/31/98......     (0.11)(4)          114
10/31/99......     (0.23)(4)          102
10/31/00......     (0.72)(4)(5)        89
10/31/01......     (0.42)(4)          272
9/30/02(9)....     (0.06)(3)(4)(5)    230


11/19/96-
 10/31/97.....     (0.69)%(3)(4)       70%
10/31/98......     (0.74)(4)          114
10/31/99......     (0.92)(4)          102
10/31/00......     (1.37)(4)(5)        89
10/31/01......     (1.14)(4)          272
9/30/02(9)....     (0.72)(3)(4)(5)    230


3/06/97-
 10/31/97(7)..     (0.75)%(3)(4)       70%
10/31/98......     (0.71)(4)          114
10/31/99......     (0.95)(4)          102
10/31/00......     (1.30)(4)(5)        89
10/31/01......     (1.13)(4)          272
9/30/02(9)....     (0.72)(3)(4)(5)    230


11/16/01-
 9/30/02(7)(9)      0.16%(3)(4)(5)    230%

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                                         10/31/97(3) 10/31/98 10/31/99 10/31/00 10/31/01 9/30/02(3)
                                         ----------- -------- -------- -------- -------- ----------
International Equity Class A(8).........    0.37%      0.45%    0.25%    0.04%    0.03%     0.08%
International Equity Class B(8).........    0.45       0.48     0.24     0.04     0.06      0.14
International Equity Class II(8)........    0.87       0.55     0.33     0.10     0.14      0.13
International Equity Class I(8).........      --         --       --       --       --      0.11

(5) The ratio reflects an expense cap which is net of custody credits of (0.01)% or waiver/reimbursements if applicable
(6) See Note 2
(7) Commencement of sale of respective class of shares
(8)Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have remained the same. (See Note 8)
(9)The Fund changed its fiscal year end from October 31 to September 30

See Notes to Financial Statements

        SunAmerica Balanced Assets Funds
        PORTFOLIO OF INVESTMENTS -- September 30, 2002

                                                             Value
              Security Description                 Shares   (Note 3)
--------------------------------------------------------------------
COMMON STOCK -- 51.8%
Aerospace & Military Technology -- 2.8%
 Boeing Co........................................  46,500 $1,587,045
 Lockheed Martin Corp.............................  45,600  2,948,952
 Northrop Grumman Corp............................  15,000  1,860,600
 United Technologies Corp.........................  26,500  1,496,985
                                                           ----------
                                                            7,893,582
                                                           ----------
Automotive -- 0.2%
 General Motors Corp..............................  17,300    672,970
                                                           ----------
Banks -- 2.9%
 Bank of America Corp.............................  72,900  4,651,020
 Commerce Bancshares, Inc.........................  25,000    976,750
 FleetBoston Financial Corp.......................  32,900    668,857
 Mellon Financial Corp............................  38,800  1,006,084
 SLM Corp.........................................  10,000    931,400
                                                           ----------
                                                            8,234,111
                                                           ----------
Broadcasting & Media -- 1.1%
 Clear Channel Communications, Inc.+..............  12,000    417,000
 Comcast Corp., Class A+..........................  19,400    404,684
 Viacom, Inc., Class B+...........................  54,700  2,218,085
                                                           ----------
                                                            3,039,769
                                                           ----------
Business Services -- 1.2%
 Bemis Co., Inc...................................  20,000    988,000
 Cendant Corp.+...................................  50,000    538,000
 Furniture Brands International, Inc.+............  45,600  1,046,520
 Pactiv Corp.+....................................  50,000    822,500
                                                           ----------
                                                            3,395,020
                                                           ----------
Chemicals -- 0.6%
 du Pont (E.I.) de Nemours & Co...................  25,600    923,392
 Vulcan Materials Co..............................  25,000    904,000
                                                           ----------
                                                            1,827,392
                                                           ----------
Computer Software -- 1.8%
 Microsoft Corp.+................................. 116,000  5,073,840
                                                           ----------
Computers & Business Equipment -- 1.7%
 Dell Computer Corp.+.............................  71,200  1,673,912
 Intel Corp.......................................  80,000  1,111,200
 International Business Machines Corp.............  35,000  2,043,650
                                                           ----------
                                                            4,828,762
                                                           ----------
Conglomerate -- 2.8%
 3M Co............................................  20,000  2,199,400
 General Electric Co.............................. 192,300  4,740,195
 Textron, Inc.....................................  31,900  1,087,790
                                                           ----------
                                                            8,027,385
                                                           ----------

                                                             Value
              Security Description                 Shares   (Note 3)
---------------------------------------------------------------------
Electronics -- 0.6%
 Texas Instruments, Inc........................... 113,900 $ 1,682,303
                                                           -----------
Energy Services -- 3.0%
 ENSCO International, Inc.........................  91,200   2,283,648
 GlobalSantaFe Corp...............................  54,700   1,222,545
 Nabors Industries, Ltd.+.........................  84,300   2,760,825
 Smith International, Inc.+.......................  77,400   2,268,594
                                                           -----------
                                                             8,535,612
                                                           -----------
Energy Sources -- 2.3%
 Anadarko Petroleum Corp..........................  36,500   1,625,710
 Apache Corp......................................  36,500   2,169,925
 Exxon Mobil Corp.................................  91,200   2,909,280
                                                           -----------
                                                             6,704,915
                                                           -----------
Entertainment Products -- 0.7%
 Electronic Arts, Inc.+...........................  15,000     989,400
 Mattel, Inc......................................  50,000     900,500
                                                           -----------
                                                             1,889,900
                                                           -----------
Financial Services -- 4.5%
 American Express Co..............................  86,600   2,700,188
 Citigroup, Inc................................... 104,100   3,086,565
 J.P. Morgan Chase & Co...........................  49,400     938,106
 Lehman Brothers Holdings, Inc....................  24,700   1,211,535
 Merrill Lynch & Co., Inc.........................  36,500   1,202,675
 Morgan Stanley Dean Witter & Co..................  33,100   1,121,428
 Wells Fargo & Co.................................  54,700   2,634,352
                                                           -----------
                                                            12,894,849
                                                           -----------
Food, Beverage & Tobacco -- 4.3%
 Anheuser-Busch Cos., Inc.........................  30,000   1,518,000
 Coca-Cola Co.....................................  68,400   3,280,464
 Diageo, PLC......................................  35,600   1,776,796
 PepsiCo, Inc.....................................  55,000   2,032,250
 Philip Morris Cos., Inc..........................  75,600   2,933,280
 UST, Inc.........................................  25,000     705,250
                                                           -----------
                                                            12,246,040
                                                           -----------
Health Services -- 0.7%
 HCA, Inc.........................................  40,000   1,904,400
                                                           -----------
Household Products -- 2.2%
 Avon Products, Inc...............................  15,000     691,500
 Clorox Co........................................  25,000   1,004,500
 Gillette Co......................................  54,700   1,619,120
 Newell Rubbermaid, Inc...........................  63,800   1,969,506
 Procter & Gamble Co..............................  12,000   1,072,560
                                                           -----------
                                                             6,357,186
                                                           -----------

        SunAmerica Balanced Assets Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (continued)

                                                                       Value
                   Security Description                      Shares   (Note 3)
-------------------------------------------------------------------------------
COMMON STOCK (continued)
Insurance -- 1.6%
 Allstate Corp..............................................  91,200 $ 3,242,160
 MetLife, Inc...............................................  54,700   1,244,972
                                                                     -----------
                                                                       4,487,132
                                                                     -----------
Leisure & Tourism -- 1.1%
 Carnival Corp..............................................  48,400   1,214,840
 International Game Technology+.............................  15,000   1,037,100
 Mandalay Resort Group+.....................................  25,000     838,750
                                                                     -----------
                                                                       3,090,690
                                                                     -----------
Machinery -- 1.3%
 Deere & Co.................................................  25,600   1,163,520
 Eaton Corp.................................................  20,000   1,274,800
 Ingersoll-Rand Co., Ltd....................................  36,500   1,257,060
                                                                     -----------
                                                                       3,695,380
                                                                     -----------
Medical Products -- 2.0%
 Amgen, Inc.+...............................................  42,600   1,776,420
 Boston Scientific Corp.+...................................  25,000     789,000
 Johnson & Johnson..........................................  58,000   3,136,640
                                                                     -----------
                                                                       5,702,060
                                                                     -----------
Pharmaceuticals -- 3.5%
 Abbott Laboratories, Inc...................................  40,000   1,616,000
 IDEC Pharmaceuticals Corp.+................................  37,300   1,548,696
 Merck & Co., Inc...........................................  28,300   1,293,593
 Pfizer, Inc................................................ 131,200   3,807,424
 Pharmacia Corp.............................................  41,000   1,594,080
                                                                     -----------
                                                                       9,859,793
                                                                     -----------
Registered Investment Company -- 0.0%
 State Steet Advisor Global Money Market Fund...............   1,000       1,000
                                                                     -----------
Restaurants -- 0.7%
 Wendys International, Inc..................................  25,000     827,750
 Yum! Brands, Inc.+.........................................  40,000   1,108,400
                                                                     -----------
                                                                       1,936,150
                                                                     -----------
Retail Stores -- 6.0%
 Coach, Inc.+...............................................  80,000   2,048,000
 Home Depot, Inc............................................  72,900   1,902,690
 Kohl's Corp.+..............................................  39,200   2,383,752
 Limited, Inc............................................... 113,900   1,633,326
 Linens 'n Things, Inc.+....................................  52,900     971,773
 Masco Corp.................................................  72,900   1,425,195
 Office Depot, Inc.+........................................  91,200   1,125,408
 Sears, Roebuck & Co........................................  30,000   1,170,000
 Target Corp................................................  43,800   1,292,976
 Wal-Mart Stores, Inc.......................................  63,800   3,141,512
                                                                     -----------
                                                                      17,094,632
                                                                     -----------

                                                      Shares/
                                                     Principal
                                                       Amount        Value
              Security Description                 (in thousands)   (Note 3)
-----------------------------------------------------------------------------
Telecommunications -- 0.6%
 Cisco Systems, Inc.+.............................     100,000    $  1,048,000
 QUALCOMM, Inc.+..................................      30,000         828,600
                                                                  ------------
                                                                     1,876,600
                                                                  ------------
Transportation -- 1.6%
 Burlington Northern Santa Fe Corp................      65,000       1,554,800
 United Parcel Service, Inc., Class B.............      46,500       2,907,645
                                                                  ------------
                                                                     4,462,445
                                                                  ------------
Total Common Stock
   (cost $186,739,992)............................                 147,413,918
                                                                  ------------
CORPORATE BONDS -- 3.3%
Financial Services -- 2.0%
 CS First Boston Mortgage Securities Corp. 6.48%
   due 5/17/08....................................    $  5,000       5,609,898
                                                                  ------------
Telecommunications -- 0.2%
 ESAT Telecom Group Plc 11.88% due 12/01/08.......         500         567,820
                                                                  ------------
Utilities -- 1.1%
 El Paso Electric Co. 9.40% due 5/01/11...........         600         623,646
 Indiana Michigan Power Co. 8.50% due 12/15/22....       1,000       1,009,860
 Penn Power Co. 8.50% due 7/15/22.................       1,000       1,041,510
 Public Service Co. of New Mexico 7.10% due
   8/01/05........................................         250         258,785
 Texas Utilities Electric Co. 7.88% due 4/01/24...         250         260,513
                                                                  ------------
                                                                     3,194,314
                                                                  ------------
Total Corporate Bonds
   (cost $8,808,276)..............................                   9,372,032
                                                                  ------------
U.S. GOVERNMENT OBLIGATIONS -- 21.3%
U.S Treasury Bonds -- 7.8%
 5.38% due 2/15/31................................      20,000      22,225,000
                                                                  ------------
U.S. Treasury Notes -- 13.5%
 3.25% due 8/15/07................................       3,000       3,092,109
 4.38% due 8/15/12................................      27,000      28,708,587
 4.88% due 2/15/12................................       6,000       6,610,548
                                                                  ------------
                                                                    38,411,244
                                                                  ------------
Total U.S. Government Obligations
   (cost $60,480,014).............................                  60,636,244
                                                                  ------------

        SunAmerica Balanced Assets Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (continued)

                                                     Principal
                                                       Amount        Value
              Security Description                 (in thousands)   (Note 3)
-----------------------------------------------------------------------------
GOVERNMENT AGENCIES -- 14.0%
Federal Home Loan Bank -- 0.1%
 5.13% due 9/15/03................................    $   200     $    206,812
                                                                  ------------
Federal Home Loan Mortgage Corp. -- 2.7%
 6.00% due 5/01/14................................        594          619,969
 6.65% due 3/10/04................................        500          532,885
 6.88% due 1/15/05................................      1,000        1,103,330
 7.00% due 7/15/05................................      5,000        5,614,300
                                                                  ------------
                                                                     7,870,484
                                                                  ------------
Federal National Mortgage Association -- 2.6%
 5.75% due 4/15/03-2/15/08........................      4,620        4,817,524
 6.00% due 5/15/08................................        400          451,444
 6.50% due 9/01/10................................        879          924,717
 7.25% due 1/15/10................................      1,000        1,208,200
                                                                  ------------
                                                                     7,401,885
                                                                  ------------
Overseas Private Investment Corp. -- 3.1%
 6.99% due 1/15/09................................      7,777        8,753,669
                                                                  ------------
Resolution Funding Strip -- 0.3%
 zero coupon due 4/15/09..........................      1,000          796,860
                                                                  ------------
Tennessee Valley Authority -- 3.7%
 4.75% due 7/15/04................................     10,000       10,457,000
                                                                  ------------
Small Business Administration -- 1.5%
 6.30% due 6/01/18................................      3,828        4,263,200
                                                                  ------------
Total Government Agencies
   (cost $36,988,280).............................                  39,749,910
                                                                  ------------
Total Investment Securities -- 90.4%
   (cost $293,016,562)............................                 257,172,104
                                                                  ------------

                                                     Principal
                                                       Amount        Value
              Security Description                 (in thousands)   (Note 3)
------------------------------------------------------------------------------
SHORT-TERM SECURITIES -- 7.0%
 United States Treasury Bills 1.57% due
   10/24/02 (cost $19,980,003)....................    $20,000     $ 19,980,003
                                                                  ------------

REPURCHASE AGREEMENTS -- 4.8%
 Joint Repurchase Agreement with State Street
   Bank & Trust Co. (Note 3)......................      3,460        3,460,000
 Joint Repurchase Agreement with UBS Warburg, LLC
   (Note 3).......................................     10,000       10,000,000
                                                                  ------------
Total Repurchase Agreements
   (cost $13,460,000).............................                  13,460,000
                                                                  ------------
TOTAL INVESTMENTS --
   (cost $326,456,565)............................      102.2%     290,612,107
Liabilities in excess of other assets.............       (2.2)      (6,157,564)
                                                      -------     ------------
NET ASSETS --                                           100.0%    $284,454,543
                                                      =======     ============

--------
 +  Non-income producing security

See Notes to Financial Statements

        SunAmerica Blue Chip Growth Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2002

                                                            Value
                   Security Description            Shares  (Note 3)
          ----------------------------------------------------------
          COMMON STOCK -- 95.9%
          Aerospace & Military Technology -- 5.9%
            Lockheed Martin Corp.................. 60,000 $ 3,880,200
            Northrop Grumman Corp................. 12,000   1,488,480
            United Technologies Corp.............. 25,000   1,412,250
                                                          -----------
                                                            6,780,930
                                                          -----------
          Apparel & Textiles -- 1.1%
            Nike, Inc., Class B................... 30,000   1,295,400
                                                          -----------
          Automotive -- 1.1%
            General Motors Corp................... 15,000     583,500
            Harley Davidson, Inc.................. 15,000     696,750
                                                          -----------
                                                            1,280,250
                                                          -----------
          Banks -- 4.0%
            Bank of America Corp.................. 38,950   2,485,010
            FleetBoston Financial Corp............ 17,400     353,742
            Mellon Financial Corp................. 32,300     837,539
            SLM Corp.............................. 10,000     931,400
                                                          -----------
                                                            4,607,691
                                                          -----------
          Broadcasting & Media -- 3.5%
            Clear Channel Communications, Inc.+... 10,000     347,500
            Comcast Corp., Class A+............... 30,700     640,402
            New York Times Co., Class A........... 15,000     681,750
            Viacom, Inc., Class B+................ 57,900   2,347,845
                                                          -----------
                                                            4,017,497
                                                          -----------
          Business Services -- 1.2%
            Cendant Corp.+........................ 80,000     860,800
            Furniture Brands International, Inc.+. 22,000     504,900
                                                          -----------
                                                            1,365,700
                                                          -----------
          Chemicals -- 1.2%
            Dow Chemical Co....................... 25,000     682,750
            du Pont (E.I.) de Nemours & Co........ 20,000     721,400
                                                          -----------
                                                            1,404,150
                                                          -----------
          Computer Software -- 4.7%
            Adobe Systems, Inc.................... 25,000     477,500
            Intuit, Inc.+......................... 20,000     910,600
            Microsoft Corp.+...................... 90,000   3,936,600
                                                          -----------
                                                            5,324,700
                                                          -----------
          Computers & Business Equipment -- 3.9%
            Dell Computer Corp.+.................. 80,000   1,880,800
            Intel Corp............................ 80,204   1,114,034
            International Business Machines Corp.. 25,000   1,459,750
                                                          -----------
                                                            4,454,584
                                                          -----------

                                                          Value
                   Security Description         Shares   (Note 3)
            ------------------------------------------------------
            Conglomerate -- 4.0%
              3M Co............................  12,000 $ 1,319,640
              General Electric Co.............. 130,000   3,204,500
                                                        -----------
                                                          4,524,140
                                                        -----------
            Electronics -- 2.2%
              Novellus Systems, Inc.+..........  35,000     728,350
              Texas Instruments, Inc........... 120,000   1,772,400
                                                        -----------
                                                          2,500,750
                                                        -----------
            Energy Services -- 4.3%
              ENSCO International, Inc.........  50,000   1,252,000
              GlobalSantaFe Corp...............  30,000     670,500
              Nabors Industries, Ltd.+.........  37,500   1,228,125
              Smith International, Inc.+.......  60,000   1,758,600
                                                        -----------
                                                          4,909,225
                                                        -----------
            Energy Sources -- 2.6%
              Anadarko Petroleum Corp..........  15,000     668,100
              Apache Corp......................  15,000     891,750
              Exxon Mobil Corp.................  44,000   1,403,600
                                                        -----------
                                                          2,963,450
                                                        -----------
            Entertainment Products -- 2.3%
              Electronic Arts, Inc.+...........  20,000   1,319,200
              Mattel, Inc......................  70,000   1,260,700
                                                        -----------
                                                          2,579,900
                                                        -----------
            Financial Services -- 8.8%
              American Express Co..............  79,250   2,471,015
              Citigroup, Inc................... 101,232   3,001,529
              J.P. Morgan Chase & Co...........  37,800     717,822
              Lehman Brothers Holdings, Inc....  21,200   1,039,860
              Merrill Lynch & Co., Inc.........  34,250   1,128,537
              Morgan Stanley Dean Witter & Co..  23,000     779,240
              Wells Fargo & Co.................  20,000     963,200
                                                        -----------
                                                         10,101,203
                                                        -----------
            Food, Beverage & Tobacco -- 3.6%
              Coca-Cola Co.....................  55,000   2,637,800
              PepsiCo, Inc.....................  19,775     730,686
              Philip Morris Cos., Inc..........  20,350     789,580
                                                        -----------
                                                          4,158,066
                                                        -----------
            Health Services -- 1.3%
              HCA, Inc.........................  30,000   1,428,300
                                                        -----------
            Household Products -- 2.1%
              Newell Rubbermaid, Inc...........  50,000   1,543,500
              Procter & Gamble Co..............  10,000     893,800
                                                        -----------
                                                          2,437,300
                                                        -----------

        SunAmerica Blue Chip Growth Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2002 (continued)


                                                              Value
                   Security Description             Shares   (Note 3)
        --------------------------------------------------------------
        COMMON STOCK  (continued)
        Insurance -- 3.6%
          Allstate Corp............................  44,000 $ 1,564,200
          Berkshire Hathaway, Inc.+................     550   1,355,750
          MetLife, Inc.............................  50,000   1,138,000
                                                            -----------
                                                              4,057,950
                                                            -----------
        Leisure & Tourism -- 2.6%
          Carnival Corp............................  35,000     878,500
          International Game Technology+...........  20,000   1,382,800
          Mandalay Resort Group+...................  20,000     671,000
                                                            -----------
                                                              2,932,300
                                                            -----------
        Machinery -- 1.5%
          Deere & Co...............................  20,000     909,000
          SPX Corp.+...............................   8,400     847,560
                                                            -----------
                                                              1,756,560
                                                            -----------
        Medical Products -- 4.7%
          Amgen, Inc.+.............................  33,211   1,384,899
          Baxter International, Inc................  29,050     887,477
          Boston Scientific Corp.+.................  25,000     789,000
          Johnson & Johnson........................  42,975   2,324,088
                                                            -----------
                                                              5,385,464
                                                            -----------
        Pharmaceuticals -- 8.4%
          Abbott Laboratories, Inc.................  30,000   1,212,000
          Forest Laboratories, Inc.+...............  15,000   1,230,150
          IDEC Pharmaceuticals Corp.+..............  45,000   1,868,400
          Merck & Co., Inc.........................  19,100     873,061
          Pfizer, Inc.............................. 105,415   3,059,143
          Pharmacia Corp...........................  35,450   1,378,296
          Vivus, Inc.+.............................      92         398
                                                            -----------
                                                              9,621,448
                                                            -----------
        Registered Investment Company -- 0.0%
          State Street Global Advisor Money Market
           Fund....................................   1,000       1,000
                                                            -----------
        Retail Stores -- 13.3%
          Abercrombie & Fitch Co., Class A+........  30,000     590,100
          Coach, Inc.+.............................  60,000   1,536,000
          Home Depot, Inc..........................  85,244   2,224,869
          Kohl's Corp.+............................  31,056   1,888,515
          Limited, Inc............................. 100,000   1,434,000
          Linens 'n Things, Inc.+..................  35,000     642,950
          Office Depot, Inc.+......................  50,000     617,000
          Target Corp..............................  40,000   1,180,800
          Wal-Mart Stores, Inc..................... 102,400   5,042,176
                                                            -----------
                                                             15,156,410
                                                            -----------

                                                Shares/
                                               Principal
                                                 Amount        Value
               Security Description          (in thousands)   (Note 3)
       ------------------------------------------------------------------
       Telecommunications -- 1.3%
         Cisco Systems, Inc.+...............     70,000     $    733,600
         QUALCOMM, Inc.+....................     25,000          690,500
                                                            ------------
                                                               1,424,100
                                                            ------------
       Transportation -- 2.7%
         United Parcel Service, Inc.,
          Class B...........................     50,000        3,126,500
                                                            ------------
       Total Investment Securities -- 95.9%
          (cost $138,171,120)...............                 109,594,968
                                                            ------------
       REPURCHASE AGREEMENT -- 4.1%
         Joint Repurchase Agreement with
          State Street Bank & Trust Co.
          (Note 3) (cost $4,733,000)........    $ 4,733        4,733,000
                                                            ------------
       TOTAL INVESTMENTS --
          (cost $142,904,120)...............      100.0%     114,327,968
       Liabilities in excess of other assets        0.0          (13,827)
                                                -------     ------------
       NET ASSETS --                              100.0%    $114,314,141
                                                =======     ============

--------
+  Non-income producing security

See Notes to Financial Statements

        SunAmerica Growth Opportunities Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2002

                                                             Value
                   Security Description            Shares   (Note 3)
          -----------------------------------------------------------
          COMMON STOCK -- 91.3%
          Banks -- 3.7%
            Commerce Bancorp., Inc................  50,000 $ 2,075,500
            North Fork Bancorp., Inc..............  50,000   1,892,000
                                                           -----------
                                                             3,967,500
                                                           -----------
          Communication Equipment --  2.4%
            Intersil Corp.+....................... 100,000   1,296,000
            LSI Logic Corp.+...................... 200,000   1,270,000
                                                           -----------
                                                             2,566,000
                                                           -----------
          Computer Software -- 7.3%
            Activision, Inc.+.....................  50,000   1,196,500
            ChoicePoint, Inc.+....................  66,666   2,375,976
            Futurelink Corp.+.....................  11,714           1
            MicroStrategy, Inc.+..................      12         100
            Siebel Systems, Inc.+................. 208,200   1,197,150
            VERITAS Software Corp.+............... 200,000   2,934,000
                                                           -----------
                                                             7,703,727
                                                           -----------
          Electronics -- 11.6%
            Altera Corp.+......................... 200,000   1,734,000
            Cypress Semiconductor Corp.+.......... 250,000   1,640,000
            Fairchild Semiconductor International
             Corp., Class A+...................... 250,000   2,367,500
            Integrated Device Technology, Inc.+... 200,000   2,088,000
            Lam Research Corp.+................... 171,600   1,527,240
            Xilinx, Inc.+......................... 189,850   3,006,845
                                                           -----------
                                                            12,363,585
                                                           -----------
          Energy Services -- 17.6%
            ENSCO International, Inc.............. 140,000   3,505,600
            GlobalSantaFe Corp.................... 200,000   4,470,000
            Nabors Industries, Ltd.+.............. 103,500   3,389,625
            Patterson-UTI Energy, Inc.+........... 141,400   3,607,114
            Pride International, Inc.+............ 290,000   3,770,000
                                                           -----------
                                                            18,742,339
                                                           -----------
          Health Services -- 2.2%
            LifePoint Hospitals, Inc.+............  50,000   1,559,400
            Odyssey Healthcare, Inc. +............  25,000     748,750
                                                           -----------
                                                             2,308,150
                                                           -----------
          Household Products -- 4.5%
            Alberto-Culver Co.....................  50,000   2,451,500
            Avon Products, Inc....................  50,000   2,305,000
                                                           -----------
                                                             4,756,500
                                                           -----------

                                                               Value
                   Security Description              Shares   (Note 3)
        ---------------------------------------------------------------
        Insurance -- 1.0%
          First Health Group Corp.+.................  40,000 $ 1,084,800
                                                             -----------
        Internet Software -- 3.2%
          Symantec Corp.+........................... 100,000   3,363,000
                                                             -----------
        Medical Products -- 5.2%
          Conceptus, Inc.+.......................... 150,000   2,295,000
          CTI Molecular Imaging, Inc.+..............  40,000   1,012,000
          Neurocrine Biosciences, Inc...............  40,000   1,640,000
          Quinton Cardiology Systems, Inc.+......... 100,000     609,900
                                                             -----------
                                                               5,556,900
                                                             -----------
        Metals & Mining -- 1.8%
          Worthington Industries, Inc............... 100,000   1,870,000
                                                             -----------
        Pharmaceuticals -- 23.4%
          Alcon, Inc.+..............................  60,000   2,325,000
          Cell Therapeutics, Inc.+..................  50,000     220,000
          Charles River Laboratories International,
           Inc.+....................................  92,100   3,614,925
          Eon Labs, Inc.+...........................  50,000   1,079,000
          Forest Laboratories, Inc.+................  74,700   6,126,147
          IDEC Pharmaceuticals Corp.+............... 140,200   5,821,104
          Integra Lifesciences Holdings Corp.+...... 182,900   2,906,281
          Medicines Co.+............................ 100,000   1,097,800
          OSI Pharmaceuticals, Inc.+................ 100,000   1,697,000
                                                             -----------
                                                              24,887,257
                                                             -----------
        Retail Stores -- 3.9%
          Federated Department Stores, Inc.+........  50,000   1,472,000
          Gap, Inc.................................. 120,000   1,302,000
          Talbots, Inc..............................  50,000   1,400,000
                                                             -----------
                                                               4,174,000
                                                             -----------
        Telecommunications -- 3.5%
          EchoStar Communications Corp.,
           Class A+................................. 213,950   3,701,335
                                                             -----------
        Total Common Stock
           (cost $121,568,774)......................          97,045,093
                                                             -----------
        CONVERTIBLE BONDS -- 0.0%
        Computer Software -- 0.0%
          Microstrategy, Inc.
           7.50% due 6/24/07
           (Cost $0)................................   3,200         656
                                                             -----------
        Total Investment Securities -- 91.3%
           (cost $121,568,774)......................          97,045,749
                                                             -----------

        SunAmerica Growth Opportunities Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (continued)

                                                          Principal
                                                            Amount        Value
                 Security Description                   (in thousands)   (Note 3)
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.6%
 Joint Repurchase Agreement with State Street Bank &
   Trust Co. (Note 3) (cost $7,044,000)................     $7,044     $  7,044,000
                                                                       ------------
TOTAL INVESTMENTS --
   (cost $128,612,774).................................       97.9%     104,089,749
Other assets less liabilities..........................        2.1        2,178,664
                                                            ------     ------------
NET ASSETS --                                                100.0%    $106,268,413
                                                            ======     ============

--------
+   Non-income producing security

See Notes to Financial Statements
  -----------------------------------------------------------------------------

        SunAmerica New Century Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2002

                                                                  Value
                 Security Description                   Shares   (Note 3)
-------------------------------------------------------------------------
COMMON STOCK -- 90.7%
Aerospace & Military Technology -- 3.2%
 Northrop Grumman Corp.................................  10,900 $1,352,036
 Raytheon Co...........................................  37,900  1,110,470
 Verdian Corp.+........................................  37,000    924,260
                                                                ----------
                                                                 3,386,766
                                                                ----------
Automotive -- 2.0%
 Aftermarket Technology Corp.+.........................  53,000    685,290
 American Axle & Manufacturing Holdings, Inc.+.........  23,200    579,536
 United Auto Group, Inc.+..............................  61,600    863,016
                                                                ----------
                                                                 2,127,842
                                                                ----------
Banks -- 7.7%
 Hibernia Corp., Class A............................... 168,100  3,360,319
 National City Corp....................................  54,100  1,543,473
 SLM Corp..............................................  16,500  1,536,810
 Wachovia Corp.........................................  50,000  1,634,500
                                                                ----------
                                                                 8,075,102
                                                                ----------
Broadcasting & Media -- 8.4%
 Clear Channel Communications, Inc.+...................  17,100    594,225
 Fox Entertainment Group, Inc., Class A+...............  71,900  1,583,957
 Lin TV Corp.+.........................................  62,000  1,534,500
 Martha Stewart Living Omnimedia, Inc., Class A+.......  49,100    343,700
 New York Times Co., Class A...........................  51,000  2,317,950
 Radio One, Inc.+......................................  66,800  1,101,532
 Westwood One, Inc.+...................................  37,800  1,351,350
                                                                ----------
                                                                 8,827,214
                                                                ----------
Business Services -- 8.5%
 Paychex, Inc..........................................  42,900  1,041,183
 Republic Services, Inc.+..............................  83,100  1,562,280
 Stericycle, Inc.+.....................................  41,000  1,390,720
 Waste Connections, Inc.+.............................. 108,900  3,788,631
 Waste Management, Inc.................................  50,200  1,170,664
                                                                ----------
                                                                 8,953,478
                                                                ----------
Chemicals -- 1.6%
 Georgia Gulf Corp.....................................  71,400  1,632,918
                                                                ----------
Communication Equipment -- 1.3%
 Marvell Technology Group, Ltd.+.......................  87,000  1,378,950
                                                                ----------
Computer Software -- 7.8%
 Activision, Inc.+.....................................  45,300  1,084,029
 Adobe Systems, Inc....................................  39,200    748,720
 Affiliated Computer Services, Inc., Class A+..........  41,300  1,757,315
 CACI International, Inc., Class A+....................  37,900  1,343,555
 Intuit, Inc.+.........................................  29,700  1,352,241

                                                                  Value
                 Security Description                   Shares   (Note 3)
-------------------------------------------------------------------------
Computer Software (continued)
 J.D. Edwards & Co.+...................................  61,400 $  567,950
 THQ, Inc.+............................................  61,800  1,285,440
                                                                ----------
                                                                 8,139,250
                                                                ----------
Education -- 3.6%
 Apollo Group, Inc., Class A+..........................  37,650  1,635,139
 Career Education Corp.+...............................  45,000  2,160,360
                                                                ----------
                                                                 3,795,499
                                                                ----------
Electronics -- 2.2%
 ATMI, Inc.+...........................................  57,300    807,930
 Novellus Systems, Inc.+...............................  46,500    967,665
 Triquint Semiconductor, Inc.+......................... 136,500    481,845
                                                                ----------
                                                                 2,257,440
                                                                ----------
Energy Services -- 6.3%
 BJ Services Co.+......................................  32,300    839,800
 ENSCO International, Inc..............................  37,800    946,512
 GlobalSantaFe Corp....................................  29,588    661,292
 Nabors Industries, Ltd.+..............................  34,300  1,123,325
 Patterson-UTI Energy, Inc.+...........................  57,600  1,469,376
 Smith International, Inc.+............................  36,000  1,055,160
 Weatherford International, Ltd.+......................  14,400    534,816
                                                                ----------
                                                                 6,630,281
                                                                ----------
Entertainment Products -- 2.4%
 Electronic Arts, Inc.+................................  32,000  2,110,720
 Leapfrog Enterprises, Inc.+...........................  20,000    378,000
                                                                ----------
                                                                 2,488,720
                                                                ----------
Financial Services -- 2.3%
 Charles Schwab Corp...................................  91,800    798,660
 Concord EFS, Inc.+....................................  27,300    433,524
 Lehman Brothers Holdings, Inc.........................  25,000  1,226,250
                                                                ----------
                                                                 2,458,434
                                                                ----------
Food, Beverage & Tobacco -- 0.5%
 Constellation Brands, Inc., Class A+..................  24,800    572,880
                                                                ----------
Health Services -- 3.4%
 Tenet Healthcare Corp.+...............................  37,000  1,831,500
 Weight Watchers International, Inc.+..................  39,800  1,725,728
                                                                ----------
                                                                 3,557,228
                                                                ----------
Household Products -- 2.7%
 Newell Rubbermaid, Inc................................  64,000  1,975,680
 Yankee Candle, Inc.+..................................  48,400    831,028
                                                                ----------
                                                                 2,806,708
                                                                ----------

        SunAmerica New Century Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (continued)


                                                                 Value
                 Security Description                   Shares  (Note 3)
------------------------------------------------------------------------
COMMON STOCK (continued)
Insurance -- 2.2%
 Anthem, Inc.+......................................... 16,387 $1,065,155
 First Health Group Corp.+............................. 46,700  1,266,504
                                                               ----------
                                                                2,331,659
                                                               ----------
Internet Software -- 0.9%
 Yahoo!, Inc.+......................................... 96,700    925,419
                                                               ----------
Leisure & Tourism -- 0.9%
 Atlantic Coast Airlines Holdings, Inc.+............... 30,300    280,275
 Mesa Air Group, Inc.+................................. 75,000    273,750
 Skywest, Inc.......................................... 29,500    386,450
                                                               ----------
                                                                  940,475
                                                               ----------
Machinery -- 1.8%
 A.O. Smith Corp....................................... 41,500  1,179,430
 Donaldson Co., Inc.................................... 20,600    707,198
                                                               ----------
                                                                1,886,628
                                                               ----------
Medical Products -- 5.7%
 Beckman Coulter, Inc.................................. 39,000  1,509,300
 Boston Scientific Corp.+.............................. 48,500  1,530,660
 DENTSPLY International, Inc........................... 56,450  2,267,597
 Johnson & Johnson..................................... 12,690    686,275
                                                               ----------
                                                                5,993,832
                                                               ----------
Pharmaceuticals -- 4.1%
 Abbott Laboratories, Inc.............................. 37,100  1,498,840
 IDEC Pharmaceuticals Corp.+(a)........................ 38,100  1,581,912
 Transkaryotic Therapies, Inc.+........................ 37,200  1,205,652
                                                               ----------
                                                                4,286,404
                                                               ----------
Restaurants -- 1.1%
 McDonald's Corp....................................... 68,200  1,204,412
                                                               ----------

                                                    Shares/
                                                   Principal
                                                     Amount        Value
             Security Description                (in thousands)   (Note 3)
----------------------------------------------------------------------------
Retail Stores -- 5.0%
 Coach, Inc.+...................................      52,000    $  1,331,200
 Gymboree Corp.+................................      49,600         808,976
 Masco Corp.....................................      54,200       1,059,610
 Too, Inc.+.....................................      46,700       1,087,176
 Williams Sonoma, Inc.+.........................      39,500         933,385
                                                                ------------
                                                                   5,220,347
                                                                ------------
Telecommunications -- 1.1%
 EchoStar Communications Corp., Class A+........      69,100       1,195,430
                                                                ------------
Transportation -- 4.0%
 Arkansas Best Corp.+...........................      22,100         634,071
 Heartland Express, Inc.+.......................      70,513       1,321,414
 J.B. Hunt Transport Services, Inc.+............      41,700         982,035
 Pacer International, Inc.+.....................     107,600       1,221,260
                                                                ------------
                                                                   4,158,780
                                                                ------------
Total Investment Securities -- 90.7%
   (cost $109,453,767)..........................                  95,232,096
                                                                ------------
REPURCHASE AGREEMENT -- 9.6%
Joint Repurchase Agreement with State Street
 Bank & Trust Co. (Note 3) (cost $10,150,000)...    $ 10,150      10,150,000
                                                                ------------
TOTAL INVESTMENTS --
    (cost $119,603,767).........................       100.3%    105,382,096
Liabilities in excess of other assets...........        (0.3)       (362,444)
                                                    --------    ------------
NET ASSETS --                                          100.0%   $105,019,652
                                                    ========    ============

--------
 + Non-income producing security
(a)The security or a portion thereof represents collateral for open contracts written
Call Option Written:

                                                                                       Unrealized
                               Contract Strike Number of Premiums September 30, 2002  Appreciation
Issue                           Month   Price  Contracts Received    Market Value    (Depreciation)
-----                          -------- ------ --------- -------- ------------------ --------------
IDEC Pharmaceuticals, Inc.....  Nov-02   $45      180    $ 60,232      $ 45,000         $15,232
IDEC Pharmaceuticals, Inc.....  Nov-02    40      200     124,396       102,000          22,396
                                                  ---    --------      --------         -------
                                                  380    $184,628      $147,000         $37,628
                                                  ===    ========      ========         =======

See Notes to Financial Statements

        SunAmerica Growth and Income Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2002

                                                                  Value
                 Security Description                   Shares   (Note 3)
--------------------------------------------------------------------------
COMMON STOCK -- 100.7%
Aerospace & Military Technology -- 4.1%
 Boeing Co.............................................  60,000 $ 2,047,800
 Lockheed Martin Corp..................................  85,000   5,496,950
 United Technologies Corp..............................  30,000   1,694,700
                                                                -----------
                                                                  9,239,450
                                                                -----------
Automotive -- 0.4%
 General Motors Corp...................................  20,000     778,000
                                                                -----------
Banks -- 7.7%
 Bank of America Corp..................................  95,000   6,061,000
 Bank One Corp.........................................  83,900   3,137,860
 Commerce Bancshares, Inc..............................  50,000   1,953,500
 FleetBoston Financial Corp............................  50,000   1,016,500
 SLM Corp..............................................  30,000   2,794,200
 Wachovia Corp.........................................  70,000   2,288,300
                                                                -----------
                                                                 17,251,360
                                                                -----------
Broadcasting & Media -- 3.5%
 Comcast Corp., Class A+...............................  55,000   1,147,300
 Tribune Co............................................  45,000   1,881,450
 Viacom, Inc., Class B+................................ 120,000   4,866,000
                                                                -----------
                                                                  7,894,750
                                                                -----------
Business Services -- 2.9%
 Avery Dennison Corp...................................  35,000   1,994,300
 Bemis Co., Inc........................................  30,000   1,482,000
 Cendant Corp.+........................................ 100,000   1,076,000
 Genuine Parts Co......................................  60,000   1,838,400
                                                                -----------
                                                                  6,390,700
                                                                -----------
Chemicals -- 3.6%
 du Pont (E.I.) de Nemours & Co........................  40,000   1,442,800
 Engelhard Corp........................................  75,000   1,787,250
 IMC Global, Inc....................................... 150,000   1,807,500
 Lyondell Chemical Co.................................. 120,000   1,432,800
 Rohm and Haas Co......................................  50,000   1,550,000
                                                                -----------
                                                                  8,020,350
                                                                -----------
Computer Software -- 3.5%
 Microsoft Corp.+...................................... 180,000   7,873,200
                                                                -----------
Computers & Business Equipment -- 4.0%
 Dell Computer Corp.+.................................. 100,000   2,351,000
 Hewlett-Packard Co.................................... 150,000   1,750,500
 Intel Corp............................................ 100,000   1,389,000
 International Business Machines Corp..................  60,000   3,503,400
                                                                -----------
                                                                  8,993,900
                                                                -----------

                                                                  Value
                 Security Description                   Shares   (Note 3)
--------------------------------------------------------------------------
Conglomerate -- 5.4%
 3M Co.................................................  30,000 $ 3,299,100
 General Electric Co................................... 295,000   7,271,750
 Textron, Inc..........................................  45,000   1,534,500
                                                                -----------
                                                                 12,105,350
                                                                -----------
Electronics -- 3.0%
 Johnson Controls, Inc.................................  50,000   3,841,000
 Texas Instruments, Inc................................ 195,000   2,880,150
                                                                -----------
                                                                  6,721,150
                                                                -----------
Energy Services -- 3.4%
 ENSCO International, Inc.............................. 150,000   3,756,000
 Nabors Industries, Ltd.+..............................  50,500   1,653,875
 Tidewater, Inc........................................  80,000   2,159,200
                                                                -----------
                                                                  7,569,075
                                                                -----------
Energy Sources -- 4.6%
 Anadarko Petroleum Corp...............................  40,000   1,781,600
 Apache Corp...........................................  50,000   2,972,500
 Exxon Mobil Corp......................................  80,000   2,552,000
 Ocean Energy, Inc..................................... 150,000   2,992,500
                                                                -----------
                                                                 10,298,600
                                                                -----------
Financial Services -- 7.4%
 American Express Co...................................  75,000   2,338,500
 Citigroup, Inc........................................ 175,000   5,188,750
 J.P. Morgan Chase & Co................................ 100,000   1,899,000
 Lehman Brothers Holdings, Inc.........................  25,000   1,226,250
 Merrill Lynch & Co., Inc..............................  50,000   1,647,500
 Morgan Stanley Dean Witter & Co.......................  40,000   1,355,200
 Wells Fargo & Co......................................  58,200   2,802,912
                                                                -----------
                                                                 16,458,112
                                                                -----------
Food, Beverage & Tobacco -- 9.5%
 Anheuser-Busch Cos., Inc..............................  50,000   2,530,000
 Coca-Cola Co.......................................... 100,000   4,796,000
 ConAgra Foods, Inc....................................  80,000   1,988,000
 Diageo, PLC...........................................  55,000   2,745,050
 PepsiCo, Inc..........................................  70,000   2,586,500
 Philip Morris Cos., Inc............................... 130,000   5,044,000
 UST, Inc..............................................  55,000   1,551,550
                                                                -----------
                                                                 21,241,100
                                                                -----------
Forest Products -- 0.6%
 International Paper Co................................  40,000   1,335,600
                                                                -----------

        SunAmerica Growth and Income Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (continued)

                                                                  Value
                 Security Description                   Shares   (Note 3)
--------------------------------------------------------------------------
COMMON STOCK (continued)
Health Services -- 1.3%
 HCA, Inc..............................................  60,000 $ 2,856,600
                                                                -----------
Household Products -- 4.0%
 Avon Products, Inc....................................  40,000   1,844,000
 Clorox Co.............................................  50,000   2,009,000
 Gillette Co...........................................  60,000   1,776,000
 Newell Rubbermaid, Inc................................  50,000   1,543,500
 Procter & Gamble Co...................................  20,000   1,787,600
                                                                -----------
                                                                  8,960,100
                                                                -----------
Insurance -- 0.8%
 Allstate Corp.........................................  50,000   1,777,500
                                                                -----------
Machinery -- 2.0%
 Deere & Co............................................  35,000   1,590,750
 Ingersoll-Rand Co.....................................  45,000   1,549,800
 SPX Corp.+............................................  14,200   1,432,780
                                                                -----------
                                                                  4,573,330
                                                                -----------
Medical Products -- 3.4%
 Amgen, Inc.+..........................................  40,000   1,668,000
 Boston Scientific Corp.+..............................  40,000   1,262,400
 Johnson & Johnson.....................................  85,000   4,596,800
                                                                -----------
                                                                  7,527,200
                                                                -----------
Pharmaceuticals -- 7.3%
 Abbott Laboratories, Inc..............................  45,000   1,818,000
 Alcon, Inc.+..........................................  45,000   1,743,750
 Merck & Co., Inc......................................  50,000   2,285,500
 Pfizer, Inc........................................... 200,950   5,831,569
 Pharmacia Corp........................................  60,000   2,332,800
 Teva Pharmaceutical Industries, Ltd. ADR..............  20,000   1,333,746
 Wyeth.................................................  33,200   1,055,760
                                                                -----------
                                                                 16,401,125
                                                                -----------
Restaurants -- 1.6%
 Wendy's International, Inc............................  55,000   1,821,050
 Yum! Brands, Inc.+....................................  60,000   1,662,600
                                                                -----------
                                                                  3,483,650
                                                                -----------

                                                           Shares/
                                                          Principal
                                                            Amount        Value
                 Security Description                   (in thousands)   (Note 3)
-----------------------------------------------------------------------------------
Retail Stores -- 12.0%
 Coach, Inc.+..........................................      70,000    $  1,792,000
 Federated Department Stores, Inc.+....................      45,000       1,324,800
 Home Depot, Inc.......................................     120,000       3,132,000
 Kohl's Corp.+.........................................      37,000       2,249,970
 Masco Corp............................................     140,000       2,737,000
 Office Depot, Inc.+...................................     200,000       2,468,000
 Sears, Roebuck & Co...................................      50,000       1,950,000
 Sherwin-Williams Co...................................      65,000       1,539,200
 Target Corp...........................................      60,000       1,771,200
 Wal-Mart Stores, Inc..................................     160,000       7,878,400
                                                                       ------------
                                                                         26,842,570
                                                                       ------------
Telecommunications -- 2.5%
 AT&T Wireless Services, Inc.+.........................     200,000         824,000
 Cisco Systems, Inc.+..................................     150,000       1,572,000
 SBC Communications, Inc...............................      80,000       1,608,000
 Verizon Communications, Inc...........................      60,454       1,658,858
                                                                       ------------
                                                                          5,662,858
                                                                       ------------
Transportation -- 1.6%
 Burlington Northern Santa Fe Corp.....................      80,000       1,913,600
 United Parcel Service, Inc., Class B..................      25,000       1,563,250
                                                                       ------------
                                                                          3,476,850
                                                                       ------------
Utilities -- 0.6%
 Southern Co...........................................      50,000       1,439,000
                                                                       ------------
Total Investment Securities -- 100.7%
   (cost $284,474,906).................................                 225,171,480
                                                                       ------------
REPURCHASE AGREEMENT -- 1.0%
 Joint Repurchase Agreement with State Street Bank &
   Trust Co. (Note 3) (cost $2,187,000)................    $  2,187       2,187,000
                                                                       ------------
TOTAL INVESTMENTS --
   (cost $286,661,906).................................       101.7%    227,358,480
Liabilities in excess of other assets..................        (1.7)     (3,833,969)
                                                           --------    ------------
NET ASSETS --                                                 100.0%   $223,524,511
                                                           ========    ============

--------
+  Non-Income producing security
ADR ("American Depositary Receipt")

See Notes to Financial Statements

        SunAmerica "Dogs" of Wall Street Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2002

                                                                 Value
                 Security Description                   Shares  (Note 3)
-------------------------------------------------------------------------
COMMON STOCK -- 99.0%
Automotive -- 3.2%
 General Motors Corp................................... 40,341 $ 1,569,265
                                                               -----------
Business Services -- 14.5%
 Avery Dennison Corp................................... 35,115   2,000,853
 Bemis Co., Inc........................................ 39,884   1,970,269
 Genuine Parts Co...................................... 53,805   1,648,585
 Pitney Bowes, Inc..................................... 52,351   1,596,182
                                                               -----------
                                                                 7,215,889
                                                               -----------
Chemicals -- 10.4%
 du Pont (E.I.) de Nemours & Co........................ 46,283   1,669,428
 PPG Industries, Inc................................... 38,598   1,725,330
 Rohm and Haas Co...................................... 56,844   1,762,164
                                                               -----------
                                                                 5,156,922
                                                               -----------
Conglomerate -- 6.8%
 3M Co................................................. 16,451   1,809,116
 Textron, Inc.......................................... 46,545   1,587,185
                                                               -----------
                                                                 3,396,301
                                                               -----------
Electronics -- 3.0%
 Emerson Electric Co................................... 34,319   1,507,977
                                                               -----------
Energy Sources -- 3.2%
 Exxon Mobil Corp...................................... 49,611   1,582,591
                                                               -----------
Entertainment Products -- 3.5%
 Eastman Kodak Co...................................... 64,753   1,763,872
                                                               -----------
Financial Services -- 2.1%
 J.P. Morgan Chase & Co................................ 53,998   1,025,422
                                                               -----------
Food, Beverage & Tobacco -- 15.0%
 Brown-Forman Corp., Class B........................... 31,547   2,112,072
 ConAgra Foods, Inc.................................... 82,582   2,052,163
 Philip Morris Cos., Inc............................... 42,894   1,664,287
 UST, Inc.............................................. 56,534   1,594,824
                                                               -----------
                                                                 7,423,346
                                                               -----------
Forest Products -- 3.3%
 International Paper Co................................ 48,526   1,620,283
                                                               -----------
Household Products -- 12.9%
 Clorox Co............................................. 49,839   2,002,531
 Newell Rubbermaid, Inc................................ 70,946   2,190,103
 Procter & Gamble Co................................... 24,817   2,218,144
                                                               -----------
                                                                 6,410,778
                                                               -----------
Machinery -- 2.8%
 Caterpillar, Inc...................................... 37,101   1,380,899
                                                               -----------

                                                    Shares/
                                                   Principal
                                                     Amount        Value
             Security Description                (in thousands)   (Note 3)
---------------------------------------------------------------------------
Pharmaceuticals -- 4.9%
 Bristol-Myers Squibb Co........................     38,098     $   906,732
 Merck & Co., Inc...............................     33,155       1,515,515
                                                                -----------
                                                                  2,422,247
                                                                -----------
Retail Stores -- 8.8%
 Albertson's, Inc...............................     61,448       1,484,584
 May Department Stores Co.......................     52,838       1,203,121
 Sherwin-Williams Co............................     70,588       1,671,524
                                                                -----------
                                                                  4,359,229
                                                                -----------
Telecommunications -- 4.6%
 Alltel Corp....................................     31,760       1,274,529
 SBC Communications, Inc........................     49,977       1,004,538
                                                                -----------
                                                                  2,279,067
                                                                -----------
Total Investment Securities -- 99.0%
   (cost $59,387,701)...........................                 49,114,088
                                                                -----------
REPURCHASE AGREEMENT -- 1.4%
 Joint Repurchase Agreement with State Street
   Bank & Trust Co. (Note 3) (cost $709,000)....    $   709         709,000
                                                                -----------
TOTAL INVESTMENTS --
   (cost $60,096,701)...........................      100.4%     49,823,088
Liabilities in excess of other assets...........       (0.4)       (211,792)
                                                    -------     -----------
NET ASSETS --                                         100.0%    $49,611,296
                                                    =======     ===========

See Notes to Financial Statements

        SunAmerica International Equity Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2002

                                                                    Value
                 Security Description                    Shares    (Note 3)
----------------------------------------------------------------------------
COMMON STOCK -- 92.0%
Australia -- 3.3%
 Commonwealth Bank Of Australia (Finance)..............   175,900 $ 2,879,048
                                                                  -----------
Belgium -- 1.6%
 Dexia (Finance).......................................   153,620   1,384,132
                                                                  -----------
Bermuda -- 0.5%
 Esprit Holdings, Ltd. (Industrial & Commercial).......   287,110     441,733
                                                                  -----------
China -- 1.8%
 BYD Co., Ltd. (Industrial & Commercial)...............   163,660     333,634
 China Petroleum and Chemical Corp. (Energy)........... 7,882,600   1,263,310
                                                                  -----------
                                                                    1,596,944
                                                                  -----------
Finland -- 3.3%
 Nokia Oyj ADR (Information Technology)................    81,500   1,079,875
 Stora Enso Oyj (Materials)............................   181,340   1,755,718
                                                                  -----------
                                                                    2,835,593
                                                                  -----------
France -- 8.3%
 BNP Paribas SA (Finance)..............................    95,500   3,111,637
 Total Fina Elf SA (Energy)............................    30,100   3,961,008
 Vivendi Universal (Information & Entertainment).......    14,400     161,471
                                                                  -----------
                                                                    7,234,116
                                                                  -----------
Germany -- 9.2%
 BASF AG (Materials)...................................    71,700   2,543,013
 Bayerische Motoren Werke (BMW) AG (Consumer
   Discretionary)......................................    46,800   1,503,134
 Infineon Technologies AG (Information Technology)+....    40,600     225,021
 Muenchener Rueckversicherungs- Gesellschaft AG
   (Finance)...........................................    13,800   1,454,581
 SAP AG (Information Technology).......................     6,280     287,509
 Schering AG (HealthCare)..............................    26,480   1,268,804
 Siemens AG (Industrial & Commercial)..................    22,200     745,705
                                                                  -----------
                                                                    8,027,767
                                                                  -----------
Hong Kong -- 1.7%
 Hong Kong Exchanges & Clearing, Ltd. (Finance)........   325,000     393,773
 Huaneng Power International, Inc. (Utilities)......... 1,364,000   1,066,779
 Peregrine Investments Holdings (Finance)+(1)..........    91,000           0
                                                                  -----------
                                                                    1,460,552
                                                                  -----------

                                                                      Value
                  Security Description                     Shares    (Note 3)
-------------------------------------------------------------------------------
Hungary -- 0.7%
 OTP Bank Rt. (Finance)..................................    78,500 $   643,795
                                                                    -----------
India -- 1.4%
 Ranbaxy Laboratories, Ltd. (HealthCare)+................    61,500   1,177,725
                                                                    -----------
Indonesia -- 1.3%
 PT Telekomunikasi Indonesia ADR (Information Technology)   149,200   1,108,556
                                                                    -----------
Israel -- 1.1%
 Teva Pharmaceutical Industries, Ltd. ADR (HealthCare)...    14,760     984,305
                                                                    -----------
Italy -- 5.3%
 Eni SpA (Energy)........................................   220,100   3,018,175
 Telecom Italia SpA (Utilities)..........................   228,500   1,627,633
                                                                    -----------
                                                                      4,645,808
                                                                    -----------
Japan -- 17.0%
 Aoyama Trading Co., Ltd. (Consumer Discretionary).......    98,700   1,253,462
 Bridgestone Corp. (Consumer Discretionary)..............    98,000   1,165,680
 Funai Electric Co., Ltd. (Information & Entertainment)..    11,000   1,028,299
 Kawasaki Heavy Industries, Ltd. (Industrial &
   Commercial)+.......................................... 1,525,000   1,553,374
 Konica Corp. (Information & Entertainment)..............   145,000     944,552
 Nidec Corp. (Industrial & Commercial)...................    16,100     826,591
 Nissan Motor Co., Ltd. (Consumer Discretionary).........   185,000   1,373,804
 NOK Corp. (Consumer Discretionary)......................    44,000     502,403
 Orix Corp. (Finance)....................................    18,100   1,066,062
 Sega Corp. (Information & Entertainment)+...............    18,500     345,730
 Sumitomo Metal Mining Co., Ltd. (Materials).............   314,000   1,294,845
 Tokyo Electron, Ltd. (Information Technology)...........    29,900   1,144,568
 Toshiba Corp. (Information Technology)+.................   383,000   1,170,378
 UFJ Holdings, Inc. (Finance)............................       340     902,123
 Uni-Charm Corp. (Consumer Staples)......................     7,035     273,922
                                                                    -----------
                                                                     14,845,793
                                                                    -----------
Korea -- 0.5%
 POSCO (Materials).......................................     5,360     466,868
                                                                    -----------

        SunAmerica International Equity Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2002 -- (continued)


                                                                  Value
                 Security Description                   Shares   (Note 3)
--------------------------------------------------------------------------
COMMON STOCK (continued)
Mexico -- 1.4%
 Grupo Modelo SA de C.V. (Consumer Staples)............ 469,800 $ 1,176,971
                                                                -----------
Netherlands -- 1.1%
 Koninklijke (Royal) Philips Electronics NV
   (Information Technology)............................  68,700     997,721
                                                                -----------
Norway -- 0.8%
 Norske Skogindustrier ASA, Class A (Materials)........  57,500     667,603
                                                                -----------
Singapore -- 1.1%
 United Overseas Bank, Ltd. (Finance).................. 149,000     997,553
                                                                -----------
South Africa -- 1.1%
 Kumba Resources, Ltd. (Materials)+.................... 279,915     949,652
                                                                -----------
Spain -- 3.5%
 Altadis SA (Consumer Staples)......................... 109,065   2,435,167
 Union Fenosa SA (Utilities)...........................  51,400     660,148
                                                                -----------
                                                                  3,095,315
                                                                -----------
Switzerland -- 12.9%
 Givaudan SA (Materials)...............................   2,300   1,028,455
 Novartis AG (HealthCare)..............................  75,900   2,995,376
 Roche Holding AG (HealthCare).........................  45,000   3,038,110
 UBS AG (Finance)+.....................................  84,000   3,488,618
 Zurich Financial Services AG (Finance)................   7,930     738,736
                                                                -----------
                                                                 11,289,295
                                                                -----------
Thailand -- 1.0%
 Bangkok Bank (Finance)................................ 881,480     865,594
                                                                -----------
United Kingdom -- 11.4%
 British Sky Broadcasting Group, PLC (Information &
   Entertainment)+..................................... 146,200   1,176,437
 Centrica, PLC (Utilities)............................. 358,750     933,625
 Invensys, PLC (Industrial & Commercial)............... 635,300     605,972
 Royal Bank of Scotland Group, PLC (Finance)........... 169,500   3,193,584
 Signet Group, PLC (Consumer Discretionary)............ 506,100     655,568
 Vodafone Group, PLC ADR (Information Technology)...... 260,500   3,342,215
                                                                -----------
                                                                  9,907,401
                                                                -----------

                                                         Shares/
                                                        Principal
                                                          Amount       Value
                Security Description                  (in thousands)  (Note 3)
-------------------------------------------------------------------------------
United States -- 0.7%
 Anglo American, PLC ADR (Materials).................     48,880     $   615,888
                                                                     -----------
Total Investment Securities -- 92.0%
   (cost $99,491,137)................................                 80,295,728
                                                                     -----------
SHORT-TERM SECURITIES -- 0.3%
 United States Treasury Bills 1.62% due 12/19/02@....    $    60          59,787
 United States Treasury Bills 1.63% due 12/19/02@....        180         179,356
                                                                     -----------
TOTAL SHORT-TERM SECURITIES --
   (cost $239,143)...................................                    239,143
                                                                     -----------
REPURCHASE AGREEMENT -- 3.1%
 Agreement with State Street Bank & Trust Co.,
   bearing interest at 1.80% dated 9/30/02 to be
   repurchased 10/01/02 in the amount of $2,698,135
   collateralized by $2,680,000 of United States
   Treasury Notes bearing interest of 3.63%, due
   3/31/04 and having an approximate value of
   $2,757,050 (cost $2,698,000)......................      2,698       2,698,000
                                                                     -----------
TOTAL INVESTMENTS --
   (cost $102,428,280)...............................       95.4%     83,232,871
Other assets less liabilities........................        4.6       4,040,173
                                                         -------     -----------
NET ASSETS --                                              100.0%    $87,273,044
                                                         =======     ===========

--------
+   Non-income producing security
ADR("American Depositary Receipt")
@ The security or a portion thereof represents collateral for open futures contracts
(1)Fair Valued Security -- See Note 3
Open Future Contracts

Number of                                          Value at     Value as of      Unrealized
Contracts       Description       Expiration Date Trade Date September 30, 2002 Depreciation
--------- ----------------------- --------------- ---------- ------------------ ------------
106 Long  Dow Jones Euro STOXX 50  December 2002  $2,487,344     $2,341,382      $(145,962)
43 Long   Topix Index              December 2002   3,229,667      3,223,055         (6,612)
                                                                                 ---------
                                                                                 $(152,574)
                                                                                 =========

See Notes to Financial Statements

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002

Note 1. Organization

   SunAmerica Equity Funds is registered under the Investment Company Act 1940, as amended, (the "1940 Act") as an open-end diversified management investment company and is organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 16, 1986. It currently consists of seven different investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct investment objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. An investor may invest in one or more of the following Funds: SunAmerica Balanced Assets Fund ("Balanced Assets Fund"), SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund"), SunAmerica Growth Opportunities Fund ("Growth Opportunities Fund"), SunAmerica New Century Fund ("New Century Fund"), SunAmerica Growth and Income Fund ("Growth and Income Fund"), SunAmerica "Dogs" of Wall Street Fund ("Dogs" of Wall Street Fund") and SunAmerica International Equity Fund ("International Equity Fund"). The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective for each of the Funds is as follows:

   Balanced Assets Fund seeks capital appreciation and conservation of principal, maintaining a balanced portfolio of equity securities issued by companies that demonstrate the potential for capital appreciation and of high quality bonds.
   Blue Chip Growth Fund seeks capital appreciation, primarily investing in equity securities of large-cap, blue chip companies.
   Growth Opportunities Fund seeks capital appreciation, primarily investing in equity securities of mid-cap companies.
   New Century Fund seeks capital appreciation, investing in equity securities without regard to market capitalization.
   Growth and Income Fund seeks capital appreciation and current income, investing in equity securities that pay dividends, offer the potential for capital appreciation, and are believed to be undervalued.
   "Dogs" of Wall Street Fund seeks high total return (including capital appreciation and current income), employing a "buy and hold" strategy with thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and the broader market.
   International Equity Fund seeks capital appreciation, investing a majority of its total assets in foreign equity securities without regard to market capitalization.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)

   Class B shares are offered without an initial sales charge, although a declining contingent sales charge may be imposed on redemptions made within six years of purchase. Class B shares of each Fund convert automatically to Class A shares on the first business day of the month following the eighth anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.
   Class II shares are offered at net asset value per share plus an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 18 months of purchase.
   Class I, Class Z, and Class X are offered at net asset value per share.
     These classes are offered exclusively to participants in certain employee retirement plans and other programs.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B and Class II shares are subject to higher distribution fee rates. There are no distribution or service fee payments applicable to Class I, Class Z and Class X.

Note 2. Fund Mergers

   Pursuant to a plan of reorganization approved by shareholders of the North American Funds ("NA Funds") on November 7, 2001, all the assets and liabilities of the determined NA Funds were transferred in a tax-free exchange to a determined SunAmerica Mutual Fund ("SA Funds"). The details of the reorganization transactions, which were consummated on November 16, 2001, are set forth below.

   The Balanced Assets Fund, the Blue Chip Growth Fund, the Growth Opportunities Fund, and Growth and Income Fund, acquired all of the assets and liabilities of the North American Balanced Fund ("NA Balanced Fund"), the North American Large Cap Growth Fund ("NA Large Cap Growth Fund"), the North American Mid Cap Growth Fund ("NA Mid Cap Growth Fund") and the North American Growth & Income Fund ("NA Growth & Income Fund"), respectively. In conjunction with the reorganizations, the SA Funds are the surviving entities.

   The SunAmerica Style Select Series, Inc. International Equity Portfolio, ("SA International Equity Portfolio") was reorganized into the SunAmerica International Equity Fund ("International Equity Fund"), a newly created portfolio of the SunAmerica Equity Funds. The International Equity Fund acquired all of the assets and liabilities of the North American Global Equity Fund ("NA Global Equity Fund"), the North American International Equity Fund ("NA International Equity Fund") and the North American International Small Cap Fund ("NA International Small Cap Fund"). In conjunction with the reorganization, the SA International Equity Portfolio is the surviving entity. However, based on accounting principles generally accepted in the United States of America, from a financial reporting standpoint, the SunAmerica Style Select Series, Inc. International Equity Portfolio is the surviving entity in this reorganization.

   All shares of the NA Funds Class A, Class B, Class C and Class I were exchanged, tax free, for shares of the surviving SA Funds Class A, Class B, Class II and Class I shares, respectively.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)


   Net assets and unrealized appreciation (depreciation) as of the merger date were as follows:

    Net assets of SA Balanced Assets Fund prior to merger............................ $371,042,518
    Net assets of NA Balanced Fund prior to merger................................... $ 45,882,834
                                                                                      ------------
    Aggregate net assets of SA Balanced Assets Fund following the acquisition........ $416,925,352
                                                                                      ------------
    Unrealized depreciation in NA Balanced Fund...................................... $ (1,150,770)

    Net assets of SA Blue Chip Growth Fund prior to merger........................... $140,372,588
    Net assets of NA Large Cap Growth Fund prior to merger........................... $ 49,623,653
                                                                                      ------------
    Aggregate net assets of SA Blue Chip Growth Fund following the acquisition....... $189,996,241
                                                                                      ------------
    Unrealized depreciation in NA Large Cap Growth Fund.............................. $   (664,756)

    Net assets of SA Growth Opportunities Fund prior to merger....................... $209,788,850
    Net assets of NA Mid Cap Growth Fund prior to merger............................. $ 36,916,105
                                                                                      ------------
    Aggregate net assets of SA Growth Opportunities Fund following the acquisition... $246,704,955
                                                                                      ------------
    Unrealized depreciation in NA Mid Cap Growth Fund................................ $(12,626,899)

    Net assets of SA Growth and Income Fund prior to merger.......................... $220,505,849
    Net assets of NA Growth & Income Fund prior to merger............................ $211,587,665
                                                                                      ------------
    Aggregate net assets of SA Growth and Income Fund following the acquisition...... $432,093,514
                                                                                      ------------

    Unrealized appreciation in NA Growth & Income Fund............................... $ 32,484,119

    Net assets of SA International Equity Portfolio prior to merger.................. $ 70,062,710
    Net assets of NA Global Equity Fund prior to merger.............................. $ 16,132,268
    Net assets of NA International Equity Fund prior to merger....................... $ 39,407,291
    Net assets of NA International Small Cap Fund prior to merger.................... $ 12,430,366
                                                                                      ------------
    Aggregate net assets of International Equity Fund following the acquisition...... $138,032,635
                                                                                      ------------
    Unrealized depreciation in NA Global Equity Fund................................. $   (648,941)
    Unrealized depreciation in NA International Equity Fund.......................... $ (9,929,038)
    Unrealized appreciation in NA International Small Cap Fund....................... $    690,813

Note 3. Significant Accounting Policies

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)


   The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

   Security Valuations: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, then these securities may be fair valued as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

   Repurchase Agreements: Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated investment companies. The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of September 30, 2002, Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund, Growth and Income Fund and "Dogs" of Wall Street Fund had a 2.4%, 3.3%, 4.9%, 7.0%, 1.5% and 0.5%
   undivided interest, respectively, which represented $3,460,000, $4,733,000, $7,044,000, $10,150,000, $2,187,000 and $709,000 respectively, in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)


   State Street Bank & Trust Co. Repurchase Agreement 1.80% dated 9/30/02, in the principal amount of $144,963,000, repurchase price $144,970,248 due 10/01/02, collateralized by the following:

Type of Collateral  Interest Rate Maturity Date Principal Amount Market Value
------------------  ------------- ------------- ---------------- ------------
U.S. Treasury Bonds     6.63%      02/15/2027     $   775,000    $   982,313
U.S. Treasury Bonds     1.46%      12/26/2002      49,160,000     48,963,360
U.S. Treasury Bonds     1.46%      01/23/2023      49,210,000     48,963,950
U.S. Treasury Notes     3.63%      03/31/2004      47,600,000     48,968,500

   As of September 30, 2002, Balanced Assets Fund had a 6.67% undivided interest which represented $10,000,000 in principal amount in a joint repurchase agreement with UBS Warburg, LLC. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

   UBS Warburg, LLC. Repurchase Agreement, 1.88% dated 9/30/02, in the principal amount of $150,000,000, repurchase price $150,007,833 due 10/01/02, collateralized by $50,000,000, 9.13% due 5/15/18; $50,000,000,
   7.63% due 2/15/25 and $6,178,000, 5.25% due 2/15/29, respectively, of U.S.
   Treasury Bonds together with approximate value $77,062,500, $69,375,000 and $6,564,125 respectively.

   Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Funds investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. For federal income tax purposes, the Funds, except Growth and Income Fund, do not amortize market premiums or accrete market discounts except original issue discounts for which amortization is required for federal income tax purposes.

   Effective October 1, 2001, the Funds adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies requiring amortization of premiums and accretion of discount on fixed income securities. Prior to October 1, 2001, the Funds except Growth and Income Fund, did not accrete discounts or amortize premiums for the financial reporting purposes. Based on securities held by the Balanced Assets Fund as of October 1, 2001, the cumulative effect of the accounting change had no impact on total net assets, but resulted in an adjustment of $501,154 to decrease the cost of investment securities for the Balanced Assets Fund. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

   The effect of this change for the fiscal year ended September 30, 2002 was as follows:

                                   Unrealized
                        Net       Appreciation     Net Realized
                     Investment (Depreciation) on Gain (Loss) on
                       Income      Investments     Investments
                     ---------- ----------------- --------------
Balanced Assets Fund $(177,577)     $(184,592)       $362,169

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)


   Net investment income, other than class-specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

   Expenses common to all Funds, not directly related to individual Funds, are allocated among the Equity Funds based upon their relative net asset value or other appropriate methods. Expenses incurred in connection with the organization of the "Dogs" of Wall Street Fund are being amortized on a straight line basis by the Fund over a period not to exceed 60 months from the date the Fund commenced operations. As of September 30, 2002 the unamortized balance is $2,068 which will be amortized over the remaining amortization period of nine months.

   The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets.

   Dividends from net investment income, if any, are paid annually, except for Balanced Assets Fund and Growth and Income Fund, which pay quarterly. Capital gain distributions, if any, are paid at least annually.

   The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from accounting principals generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Each Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of their net income to their shareholders. Therefore, no federal income tax or excise tax provisions are required.

   Investment Securities Loaned: For the period ended September 30, 2002, the Balanced Assets Fund participated in securities lending with qualified brokers. In lending portfolio securities to brokers the Fund receives cash as collateral against the loaned securities, which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. The Fund may use the cash collateral received to invest in short-term investments which earn interest income or to cover bank overdrafts. Any interest earned from the investment of the collateral is recorded by the Funds net of the portion of interest that is rebated to the borrowing broker. If the amounts are used to cover bank overdrafts, the broker rebates incurred are reflected as interest expense on the Statement of Operations. As with other extensions of credit, should the borrower of the securities fail financially, the Fund may bear the risk of delay in recovery or may be subject to replacing the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time of replacement.

   As of September 30, 2002, the Balanced Assets Fund did not have any loaned securities outstanding.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)


   Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

   Forward Foreign Currency Contracts: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records realized foreign exchange gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. There were no forward currency contracts outstanding as of September 30, 2002.

   Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Funds are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Funds' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Fund's participation in the futures market involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)


   Options: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option.

Note 4. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement
   The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SAAMCo and its affiliates. The investment advisory and management fee paid to SAAMCo with respect to each Fund is computed daily and payable monthly, at an annual rate of .75% of a Fund's average daily net assets up to $350 million, .70% of the next $350 million, and .65% thereafter, except for the "Dogs" of Wall Street Fund and International Equity Fund which pay at an annual rate of .35% and 1.00%, respectively, of the Fund's average daily net assets. For the year ended September 30, 2002, SAAMCo earned fees in the amounts stated on the Statement of Operations. The International Equity Fund is subadvised by AIG Global Investment Corp. ("AIGGIC") pursuant to a subadvisory agreement with SAAMCo. AIGGIC is an indirect wholly-owned subsidiary of AIG and an affiliate of SunAmerica. AIGGIC receives an annual fee of .47% of the average daily net assets of the Fund, which is paid by SAAMCo.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)


   For the period ended September 30, 2002, SAAMCo has agreed to reimburse expenses as follows:

                  Balanced Assets Fund Class I....... $ 8,195
                  Balanced Assets Fund Class II......   1,725
                  Blue Chip Growth Fund Class II.....     433
                  Blue Chip Growth Fund Class I......  11,309
                  Growth Opportunities Fund Class I..  10,518
                  Growth Opportunities Fund Class X..   2,938
                  New Century Fund Class II..........  10,764
                  New Century Fund Class I...........   9,825
                  New Century Fund Class Z...........  28,784
                  Growth and Income Fund Class Z.....  28,232
                  Growth and Income Fund Class I.....  11,329
                  "Dogs of Wall" Street Fund Class A.  30,132
                  "Dogs of Wall" Street Fund Class B.  56,890
                  "Dogs of Wall" Street Fund Class II  55,126
                  International Equity Fund Class A..  25,647
                  International Equity Fund Class B..  46,608
                  International Equity Fund Class II.  26,343
                  International Equity Fund Class I..  16,728

   The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan" and "Class II Plan". In adopting the Distribution Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class.

   Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the period ended September 30, 2002, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)


   In addition, SACS is paid a fee of 0.25% of average daily net assets of Class I shares in connection with providing additional shareholder services to Class I shareholders. For the period ended September 30, 2002, SACS earned fees (see Statement of Operations) based upon the aforementioned rates.

   SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A, Class B and Class II shares. SACS has advised the Funds that for the period ended September 30, 2002, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:


                                             Class A                      Class B
                           ------------------------------------------- -------------
                                                                        Contingent
                                           Affiliated   Non-affiliated   Deferred
                           Sales Charges Broker-dealers Broker-dealers Sales Charges
                           ------------- -------------- -------------- -------------
Balanced Assets Fund......   $559,052       $365,239       $118,376      $257,280
Blue Chip Growth Fund.....    124,761         55,628         52,224       162,110
Growth Opportunities Fund.    273,428        134,206         99,548       251,660
New Century Fund..........    115,986         63,254         36,291        61,812
Growth and Income Fund....    188,900         94,343         68,062       511,231
"Dogs" of Wall Street Fund     96,551         34,335         47,615       115,180
International Equity Fund.    139,874         48,949         82,079       106,827

                                                   Class II
                           ---------------------------------------------------------
                                                                        Contingent
                                           Affiliated   Non-affiliated   Deferred
                           Sales Charges Broker-dealers Broker-dealers Sales Charges
                           ------------- -------------- -------------- -------------
Balanced Assets Fund......   $ 29,063       $ 18,191       $ 10,872      $ 16,941
Blue Chip Growth Fund.....     27,175         12,287         14,888         7,554
Growth Opportunities Fund.     31,967         11,926         20,041        21,273
New Century Fund..........      3,784          1,362          2,422         1,749
Growth and Income Fund....     36,453          7,443         29,010        20,510
"Dogs" of Wall Street Fund     14,475          1,668         12,807         4,814
International Equity Fund.     41,967         13,031         28,936        28,167

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)

   The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Trustees. For the period ended September 30, 2002, the Funds incurred the following expenses which are included in transfer agent fees payable in the Statement of Asset and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                            Expenses                       Payable at September 30, 2002
                           ------------------------------------------ ----------------------------------------
Fund                       Class A  Class B  Class II Class I Class X Class A Class B Class II Class I Class X
----                       -------- -------- -------- ------- ------- ------- ------- -------- ------- -------
Balanced Assets Fund...... $494,951 $198,735 $ 85,113 $ 9,258 $   --  $34,248 $12,136 $ 5,996  $  828   $ --
Blue Chip Growth Fund.....  185,741  101,802   25,935  32,411     --   11,524   6,082   1,495   3,005     --
Growth Opportunities Fund.  194,479  133,814   74,675  13,172  1,700    9,366   6,280   3,305     594    428
New Century Fund..........  218,754   80,167    8,747   6,734     --   14,015   4,538     465     619     --
Growth & Income Fund......  219,595  279,128  192,107  21,636     --   13,951  16,136  11,852   1,892     --
"Dogs" of Wall Street Fund   22,936   53,191   53,195      --     --    1,897   4,041   3,862      --     --
International Equity Fund.   77,650   79,080   45,783  33,680     --    5,505   5,041   2,985   3,006     --

   As of September 30, 2002, the Variable Annuity Life Insurance Company ('VALIC') an indirectly wholly owned subsidiary of AIG, held more than five percent of the indicated Funds' classes:

Fund                              VALIC
----                              -----
Balanced Assets Fund Class I.....  83%
Blue Chip Growth Fund Class I....  17
Growth Opportunities Fund Class I  91
Growth and Income Fund Class I...   8
International Equity Fund Class A   5
International Equity Fund Class B   5
International Equity Fund Class I  20

Note 5. Purchases and Sales of Investment Securities
   The cost of purchases and proceeds from sales and maturities of long-term investments during the period ended September 30, 2002 were as follows:

                                    Balanced     Blue Chip      Growth         New       Growth and   "Dogs" of  International
                                     Assets       Growth     Opportunities   Century       Income    Wall Street    Equity
                                      Fund         Fund          Fund         Fund          Fund        Fund         Fund
                                 -------------- ------------ ------------- ------------ ------------ ----------- -------------
Purchases (excluding U.S.
 government securities)......... $  237,489,968 $150,937,531 $583,078,293  $268,587,418 $371,022,509 $23,613,399 $240,633,117
Sales (excluding U.S. government
 securities)....................    316,240,759  158,589,764  626,817,933   262,214,413  471,353,674  20,939,642  257,860,268
Purchases of U.S. government
 securities.....................  1,383,417,539           --           --            --           --          --           --
Sales of U.S. government
 securities.....................  1,380,278,440           --           --            --           --          --           --

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)


   Transactions in call and put options written during the period ended September 30, 2002 for New Century Fund are summarized as follows:

                      Written Call Options
                      -------------------
                      Number of  Premiums
                      Contracts  Received
                      --------- ---------
Beginning of the year     --    $      --
Written..............   (526)    (245,888)
Closed...............    146       61,260
Expired..............     --           --
Exercised............     --           --
                        ----    ---------
End of the year......   (380)   $(184,628)
                        ====    =========

Note 6. Federal Income Taxes
   For the fiscal year ended September 30, 2002, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating loss and merger adjustments:

                               Accumulated            Accumulated
                            Undistributed Net      Undistributed Net
                           Realized Gain (Loss) Investment Income (Loss) Paid In Capital
                           -------------------- ------------------------ ---------------
Balanced Assets Fund......     $(11,182,981)           $  422,363          $10,760,618
Blue Chip Growth Fund.....      (31,034,468)            1,117,387           29,917,081
Growth Opportunities Fund.      (17,364,232)            2,741,597           14,622,635
New Century Fund..........               --             1,589,527           (1,589,527)
Growth & Income Fund......      (15,888,327)            1,340,421           14,547,906
"Dogs" of Wall Street Fund               --                    --                   --
International Equity Fund.      (24,406,948)              398,339           24,008,609

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                      Balanced      Blue Chip      Growth          New       Growth and     "Dogs" of   International
                       Assets        Growth     Opportunities    Century       Income      Wall Street     Equity
                        Fund          Fund          Fund          Fund          Fund          Fund          Fund
                    ------------  ------------  ------------- ------------  ------------  ------------  -------------
Cost (tax basis)... $330,156,604  $144,486,875  $132,874,549  $120,778,368  $288,680,505  $ 63,895,108  $106,124,150
                    ============  ============  ============  ============  ============  ============  ============
Investment @ market
 value.............  290,612,107   114,327,968   104,089,749   105,382,096   227,358,480    49,823,088    83,232,871
Appreciation....... $  4,776,636  $  1,458,615  $  5,416,772  $  7,359,888  $  3,108,749  $  1,414,094  $  2,659,908
Depreciation.......  (44,321,133)  (31,617,522)  (34,201,572)  (22,756,160)  (64,430,774)  (15,486,114)  (25,551,187)
                    ------------  ------------  ------------  ------------  ------------  ------------  ------------
Net unrealized
 depreciation...... $(39,544,497) $(30,158,907) $(28,784,800) $(15,396,272) $(61,322,025) $(14,072,020) $(22,891,279)
                    ============  ============  ============  ============  ============  ============  ============

   As required by the AICPA Audit and Accounting Guide for the Investment Companies for the Reporting Period beginning after 2000, the following tables detail the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earning differ from the amounts reflected in the Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales, post October losses, investments in passive foreign investment companies and derivative transactions. Also included in the below tables are the capital loss carryforwards at September 30, 2002.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)


   The tax character of distributions paid during the period ended September 30, 2001, except for International Equity, which is for the period ended October 31, 2001, were as follows:

                                     Distributions paid from:
                           --------------------------------------------
                            Ordinary   Net Long Term   Total taxable
                             Income    Capital Gains distributions paid
                           ----------- ------------- ------------------
Balanced Assets Fund...... $ 4,708,313  $50,694,900     $55,403,213
Blue Chip Growth Fund.....   9,017,188   18,912,812      27,930,000
Growth Opportunities Fund.  13,549,022   17,540,978      31,090,000
New Century Fund..........  46,314,968   35,765,032      82,080,000
Growth and Income Fund....   9,420,293   16,709,707      26,130,000
"Dogs" of Wall Street Fund     875,002           --         875,002
International Equity Fund.          --    8,079,816       8,079,816

   The tax character of distributions paid during the period ended September 30, 2002 were as follows:

                                    Distributions paid from:
                           -------------------------------------------
                            Ordinary  Net Long Term   Total taxable
                             Income   Capital Gains distributions paid
                           ---------- ------------- ------------------
Balanced Assets Fund...... $4,483,373      $--          $4,483,373
Blue Chip Growth Fund.....         --       --                  --
Growth Opportunities Fund.         --       --                  --
New Century Fund..........         --       --                  --
Growth and Income Fund....         --       --                  --
"Dogs" of Wall Street Fund    720,017       --             720,017
International Equity Fund.         --       --                  --

   As of September 30, 2002 the components or accumulated earnings (deficit) on a tax basis were as follows:

                           Undistributed  Accumulated     Unrealized
                             Ordinary     Capital and   Appreciation/
                              Income      Other Losses  (Depreciation)
                           ------------- -------------  --------------
Balanced Assets Fund......   $309,030    $ (77,171,652)  $(39,544,436)
Blue Chip Growth Fund.....         --      (80,367,686)   (30,158,907)
Growth Opportunities Fund.         --     (237,143,380)   (28,784,800)
New Century Fund..........         --     (131,329,300)   (15,358,644)
Growth and Income Fund....         --      (57,912,195)   (61,322,025)
"Dogs" of Wall Street Fund    586,432      (18,490,937)   (14,072,020)
International Equity Fund.         --      (62,790,310)   (23,038,345)

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)


   The following net realized capital loss carryforwards at the end of the period may be utilized to offset future capital gains:

                           Capital Loss
                           Carryforward Expiration Date
                           ------------ ---------------
Balanced Assets Fund...... $  2,378,112      2007
                              7,400,729      2008
                                536,524      2009
                             24,904,988      2010
Blue Chip Growth Fund.....   29,264,594      2008
                             13,804,345      2010
Growth Opportunities Fund.   16,910,064      2008
                                151,316      2009
                            150,862,096      2010
New Century Fund..........   16,101,895      2009
                             81,462,574      2010
Growth and Income Fund....    2,391,114      2007
                             13,448,714      2009
                             21,417,395      2010
"Dogs" of Wall Street Fund   16,192,352      2009
                              2,298,585      2010
International Equity Fund.    2,339,194      2007
                             20,702,096      2008
                             24,347,526      2009
                             15,401,494      2010

   Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the fund's next taxable year. For the period ended September 30, 2002 the amount of each fund's respective deferral is:

                               Post October           Post October
                           Capital Loss Deferral Currency Loss Deferral
                           --------------------- ----------------------
Balanced Assets Fund......      $41,951,299              $   --
Blue Chip Growth Fund.....       37,298,747                  --
Growth Opportunities Fund.       69,218,219               1,685
New Century Fund..........       33,764,831                  --
Growth and Income Fund....       20,654,972                  --
"Dogs" of Wall Street Fund               --                  --
International Equity Fund.               --                  --

   To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

   As a result of reorganizations into some of these portfolios during the period ended September 30, 2002 as discussed in Note 2, certain capital loss carryforwards may be subject to limitations pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)

Note 7. Capital Share Transactions

   Transactions in capital shares of each class of each fund were as follows:

                                                         Balanced Assets Fund
                ------------------------------------------------------------------------------------------------------
                                      Class A                                             Class B
                --------------------------------------------------  --------------------------------------------------
                         For the                   For the                   For the                   For the
                       year ended                year ended                year ended                year ended
                   September 30, 2002        September 30, 2001        September 30, 2002        September 30, 2001
                ------------------------  ------------------------  ------------------------  ------------------------
                  Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Shares sold....  2,306,922  $ 30,817,176   3,318,722  $ 54,376,643     892,674  $ 11,953,997   1,836,428  $ 30,771,878
Shares issued
 by merger.....    484,023     6,914,889          --            --     771,908    10,984,990          --            --
Reinvested
 dividends.....    229,227     3,004,729   1,981,245    32,943,279      51,566       677,527   1,008,765    16,848,329
Shares redeemed (4,782,634)  (63,316,371) (3,205,614)  (50,849,506) (3,461,561)  (45,850,632) (3,975,524)  (63,050,463)
                ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase
 (decrease).... (1,762,462) $(22,579,577)  2,094,353  $ 36,470,416  (1,745,413) $(22,234,118) (1,130,331) $(15,430,256)
                ==========  ============  ==========  ============  ==========  ============  ==========  ============

                                            Balanced Assets Fund
                ----------------------------------------------------------------------------
                                     Class II                                Class I
                --------------------------------------------------  ------------------------
                                                                         For the period
                         For the                   For the              November 16, 2001
                       year ended                year ended                  through
                   September 30, 2002        September 30, 2001        September 30, 2002+
                ------------------------  ------------------------  ------------------------
                  Shares       Amount       Shares       Amount       Shares       Amount
                ----------  ------------  ----------  ------------  ----------  ------------
Shares sold....    339,113  $  4,539,180     774,057  $ 12,810,489      56,884  $    762,114
Shares issued
 by merger.....  1,615,653    23,016,932          --            --     347,599     4,966,023
Reinvested
 dividends.....     24,302       317,979     187,157     3,122,620       5,794        75,701
Shares redeemed (1,116,939)  (14,839,888)   (520,113)   (8,111,004)    (32,300)     (418,062)
                ----------  ------------  ----------  ------------  ----------  ------------
Net increase...    862,129  $ 13,034,203     441,101  $  7,822,105     377,977  $  5,385,776
                ==========  ============  ==========  ============  ==========  ============

                                                         Blue Chip Growth Fund
                ------------------------------------------------------------------------------------------------------
                                      Class A                                             Class B
                --------------------------------------------------  --------------------------------------------------
                         For the                   For the                   For the                   For the
                       year ended                year ended                year ended                year ended
                   September 30, 2002        September 30, 2001        September 30, 2002        September 30, 2001
                ------------------------  ------------------------  ------------------------  ------------------------
                  Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Shares sold....  2,209,045  $ 32,903,313   2,169,589  $ 44,351,531     567,170  $  7,919,383   1,034,033  $ 19,328,973
Shares issued
 by merger.....    342,023     5,573,062          --            --   1,314,944    19,715,764          --            --
Reinvested
 dividends.....         --            --     818,646    17,085,157          --            --     395,537     7,653,190
Shares redeemed (2,937,371)  (42,702,504) (2,503,336)  (50,863,366) (1,443,216)  (18,965,425) (1,289,199)  (22,862,327)
                ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase...   (386,303) $ (4,226,129)    484,899  $ 10,573,322     438,898  $  8,669,722     140,371  $  4,119,836
                ==========  ============  ==========  ============  ==========  ============  ==========  ============

  + Inception date of the Class was November 16, 2001 (See Note 2).

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)

                                            Blue Chip Growth Fund
                -----------------------------------------------------------------------------
                                      Class II                                Class I
                ---------------------------------------------------  ------------------------
                                                                          For the period
                         For the                   For the               November 16, 2001
                       year ended                 year ended                  through
                   September 30, 2002         September 30, 2001        September 30, 2002+
                ------------------------  -------------------------  ------------------------
                  Shares       Amount       Shares        Amount       Shares       Amount
                ----------  ------------  ----------  -------------  ----------  ------------
Shares sold....    488,009  $  6,981,255     430,021  $   8,177,843   1,143,574  $ 16,403,922
Shares issued
 by merger.....    531,651     7,964,115          --             --   1,004,682    16,370,712
Reinvested
 dividends.....         --            --      67,633      1,305,988          --            --
Shares redeemed   (728,565)   (9,935,678)   (362,471)    (6,029,115)   (749,911)  (10,704,967)
                ----------  ------------  ----------  -------------  ----------  ------------
Net increase...    291,095  $  5,009,692     135,183  $   3,454,716   1,398,345  $ 22,069,667
                ==========  ============  ==========  =============  ==========  ============
                                                       Growth Opportunities Fund
                -------------------------------------------------------------------------------------------------------
                                      Class A                                              Class B
                ---------------------------------------------------  --------------------------------------------------
                         For the                   For the                    For the                   For the
                       year ended                 year ended                year ended                year ended
                   September 30, 2002         September 30, 2001        September 30, 2002        September 30, 2001
                ------------------------  -------------------------  ------------------------  ------------------------
                  Shares       Amount       Shares        Amount       Shares       Amount       Shares         Amount
                ----------  ------------  ----------  -------------  ----------  ------------  ----------    ------------
Shares sold....  4,123,177  $ 64,909,821   7,594,747  $ 209,344,468     658,546  $ 10,068,238   2,344,065    $ 59,769,281
Shares issued
 by merger.....    323,130     5,847,322          --             --     893,860    14,841,199          --              --
Reinvested
 dividends.....         --            --     497,126     13,734,417          --            --     305,285       7,787,807
Shares redeemed (5,272,472)  (81,655,877) (7,321,898)  (194,408,672) (1,781,217)  (24,538,516) (1,616,430)    (34,570,804)
                ----------  ------------  ----------  -------------  ----------  ------------  ----------    ------------
Net increase
 (decrease)....   (826,165) $(10,898,734)    769,975  $  28,670,213    (228,811) $    370,921   1,032,920    $ 32,986,284
                ==========  ============  ==========  =============  ==========  ============  ==========    ============
                                          Growth Opportunities Fund
                -----------------------------------------------------------------------------
                                      Class II                                Class I
                ---------------------------------------------------  ------------------------
                                                                          For the period
                         For the                   For the               November 16, 2001
                       year ended                 year ended                  through
                   September 30, 2002         September 30, 2001        September 30, 2002+
                ------------------------  -------------------------  ------------------------
                  Shares       Amount       Shares        Amount       Shares       Amount
                ----------  ------------  ----------  -------------  ----------  ------------
Shares sold....    699,556  $ 10,804,828   1,460,565  $  37,852,139     364,651  $  5,965,103
Shares issued
 by merger.....    514,704     8,538,850          --             --     424,911     7,688,734
Reinvested
 dividends.....         --            --     224,070      5,713,802          --            --
Shares redeemed (1,525,094)  (21,731,395) (1,172,035)   (25,078,702)   (484,210)   (7,243,068)
                ----------  ------------  ----------  -------------  ----------  ------------
Net increase
 (decrease)....   (310,834) $ (2,387,717)    512,600  $  18,487,239     305,352  $  6,410,769
                ==========  ============  ==========  =============  ==========  ============
                Growth Opportunities Fund
                ------------------------
                         Class X
                ------------------------
                     For the period
                     March 19, 2002
                         through
                  September 30, 2002++
                ------------------------
                  Shares       Amount
                ----------  ------------
Shares sold....    250,660  $  3,342,692
Reinvested
 dividends.....         --            --
Shares redeemed     (1,726)      (19,244)
                ----------  ------------
Net increase...    248,934  $  3,323,448
                ==========  ============

--------
 + Inception date of the Class was November 16, 2001 (See Note 2). ++ Inception date of the Class was March 19, 2002.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)


                                                            New Century Fund
                --------------------------------------------------------------------------------------------------------
                                       Class A                                              Class B
                ----------------------------------------------------  --------------------------------------------------
                         For the                    For the                    For the                   For the
                       year ended                 year ended                 year ended                year ended
                   September 30, 2002         September 30, 2001         September 30, 2002        September 30, 2001
                ------------------------  --------------------------  ------------------------  ------------------------
                  Shares       Amount        Shares        Amount       Shares       Amount       Shares       Amount
                ----------  ------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares sold....  3,121,849  $ 44,494,875   10,791,183  $ 246,746,970     636,691  $  8,219,431     837,293  $ 16,093,089
Reinvested
 dividends.....         --            --    2,312,333     50,684,746          --            --   1,216,895    24,337,848
Shares redeemed (4,159,460)  (58,198,126) (11,564,537)  (262,905,103) (1,635,537)  (19,878,776) (1,913,683)  (37,399,160)
                ----------  ------------  -----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease).... (1,037,611) $(13,703,251)   1,538,979  $  34,526,613    (998,846) $(11,659,345)    140,505  $  3,031,777
                ==========  ============  ===========  =============  ==========  ============  ==========  ============

                                                            New Century Fund
                --------------------------------------------------------------------------------------------------------
                                      Class II                                              Class Z
                ----------------------------------------------------  --------------------------------------------------
                         For the                    For the                    For the                   For the
                       year ended                 year ended                 year ended                year ended
                   September 30, 2002         September 30, 2001         September 30, 2002        September 30, 2001
                ------------------------  --------------------------  ------------------------  ------------------------
                  Shares       Amount        Shares        Amount       Shares       Amount       Shares       Amount
                ----------  ------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares sold....    293,199  $  3,726,776      432,274  $   7,719,095      37,395  $    558,550      23,909  $    520,352
Reinvested
 dividends.....         --            --      103,331      2,061,448          --            --      30,903       704,268
Shares redeemed   (427,598)   (5,364,269)    (440,152)    (7,639,079)    (38,860)     (576,422)    (29,866)     (615,476)
                ----------  ------------  -----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease)....   (134,399) $ (1,637,493)      95,453  $   2,141,464      (1,465) $    (17,872)     24,946  $    609,144
                ==========  ============  ===========  =============  ==========  ============  ==========  ============

                    New Century Fund
                ------------------------
                         Class I
                ------------------------
                     For the period
                    November 16, 2001
                         through
                   September 30, 2002+
                ------------------------
                  Shares       Amount
                ----------  ------------
Shares sold....    775,811  $ 10,894,673
Reinvested
 dividends.....         --            --
Shares redeemed   (475,528)   (6,728,425)
                ----------  ------------
Net increase
 (decrease)....    300,283  $  4,166,248
                ==========  ============

--------
+  Inception date of the Class was November 16, 2001 (See Note 2).

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)

                                                                 Growth and Income Fund
                         ------------------------------------------------------------------------------------------------------
                                               Class A                                             Class B
                         --------------------------------------------------  --------------------------------------------------
                                  For the                   For the                   For the                   For the
                                year ended                year ended                year ended                year ended
                            September 30, 2002        September 30, 2001        September 30, 2002        September 30, 2001
                         ------------------------  ------------------------  ------------------------  ------------------------
                           Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Shares sold.............  2,073,219  $ 23,582,760   1,872,614  $ 28,863,164     993,721  $ 11,089,163   2,300,030  $ 34,846,060
Shares issued by merger.  3,372,884    41,456,992          --            --   5,213,362    61,668,231          --            --
Reinvested dividends....         --            --     561,089     8,910,065          --            --     791,540    12,173,809
Shares redeemed......... (4,213,760)  (47,236,696) (1,969,158)  (28,620,411) (5,841,390)  (62,713,373) (2,911,075)  (39,589,877)
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase............  1,232,343  $ 17,803,056     464,545  $  9,152,818     365,693  $ 10,044,021     180,495  $  7,429,992
                         ==========  ============  ==========  ============  ==========  ============  ==========  ============
                                                                 Growth and Income Fund
                         ------------------------------------------------------------------------------------------------------
                                              Class II                                             Class Z
                         --------------------------------------------------  --------------------------------------------------
                                  For the                   For the                   For the                   For the
                                year ended                year ended                year ended                year ended
                            September 30, 2002        September 30, 2001        September 30, 2002        September 30, 2001
                         ------------------------  ------------------------  ------------------------  ------------------------
                           Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Shares sold.............    480,079  $  5,355,585   1,116,815  $ 16,801,877      16,406  $    185,247      14,128  $    218,974
Shares issued by merger.  8,160,101    96,338,378          --            --          --            --          --            --
Reinvested dividends....         --            --     197,224     3,027,389          --            --       2,350        37,900
Shares redeemed......... (4,189,878)  (45,281,773)   (725,175)   (9,935,547)    (10,159)     (119,330)    (19,126)     (299,207)
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).  4,450,302  $ 56,412,190     588,864  $  9,893,719       6,247  $     65,917      (2,648) $    (42,333)
                         ==========  ============  ==========  ============  ==========  ============  ==========  ============
                          Growth and Income Fund
                         ------------------------
                                  Class I
                         ------------------------
                              For the period
                             November 16, 2001
                                  through
                            September 30, 2002+
                         ------------------------
                           Shares       Amount
                         ----------  ------------
Shares sold.............    735,511  $  8,032,714
Shares issued by merger.    986,432    12,124,064
Reinvested dividends....         --            --
Shares redeemed.........   (609,426)   (6,733,928)
                         ----------  ------------
Net increase............  1,112,517  $ 13,422,850
                         ==========  ============
                                                               "Dogs" of Wall Street Fund
                         ------------------------------------------------------------------------------------------------------
                                               Class A                                             Class B
                         --------------------------------------------------  --------------------------------------------------
                                  For the                   For the                   For the                   For the
                                year ended                year ended                year ended                year ended
                            September 30, 2002        September 30, 2001        September 30, 2002        September 30, 2001
                         ------------------------  ------------------------  ------------------------  ------------------------
                           Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Shares sold.............    849,153  $  9,939,492     471,520  $  5,207,486     672,262  $  7,678,776     465,921  $  5,104,300
Reinvested dividends....     11,876       133,371      16,213       163,429      19,651       220,089      26,179       263,886
Shares redeemed.........   (662,078)   (7,607,615)   (624,015)   (6,566,142)   (639,694)   (7,180,243)   (605,363)   (6,433,226)
                         ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).    198,951  $  2,465,248    (136,282) $ (1,195,227)     52,219  $    718,622    (113,263) $ (1,065,040)
                         ==========  ============  ==========  ============  ==========  ============  ==========  ============

--------
+  Inception date of the Class was November 16, 2001 (See Note 2).

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)

                                         "Dogs" of Wall Street Fund
                           ------------------------------------------------------
                                                  Class II
                           ------------------------------------------------------
                                     For the                     For the
                                   year ended                  year ended
                               September 30, 2002          September 30, 2001
                           --------------------------  --------------------------
                              Shares        Amount        Shares        Amount
                           -----------  -------------  -----------  -------------
Shares sold...............     427,622  $   4,900,208      226,534  $   2,488,970
Reinvested dividends......      21,621        242,156       32,453        327,126
Shares redeemed...........    (522,926)    (5,928,985)    (661,238)    (6,935,298)
                           -----------  -------------  -----------  -------------
Net increase (decrease)...     (73,683) $    (786,621)    (402,251) $  (4,119,202)
                           ===========  =============  ===========  =============


                                                       International Equity Fund
                           --------------------------------------------------------------------------------
                                                                Class A
                           --------------------------------------------------------------------------------
                           For the eleven months ended     For the year ended         For the year ended
                               September 30, 2002           October 31, 2001           October 31, 2000
                           --------------------------  --------------------------  ------------------------
                              Shares        Amount        Shares        Amount       Shares       Amount
                           -----------  -------------  -----------  -------------  ----------  ------------
Shares sold...............  20,902,681  $ 181,185,349   49,794,994  $ 567,609,370   6,149,041  $ 96,185,547
Shares issued by Merger...   1,748,199     15,894,877           --             --          --            --
Reinvested dividends......          --             --      240,533      3,066,855          --            --
Shares redeemed........... (20,985,189)  (184,189,687) (50,684,223)  (583,229,973) (4,806,733)  (76,536,241)
                           -----------  -------------  -----------  -------------  ----------  ------------
Net increase (decrease)...   1,665,691  $  12,890,539      648,696  $ (12,553,748)  1,342,308  $ 19,649,306
                           ===========  =============  ===========  =============  ==========  ============


                                                       International Equity Fund
                           --------------------------------------------------------------------------------
                                                                Class B
                           --------------------------------------------------------------------------------
                           For the eleven months ended     For the year ended         For the year ended
                               September 30, 2002           October 31, 2001           October 31, 2000
                           --------------------------  --------------------------  ------------------------
                              Shares        Amount        Shares        Amount       Shares       Amount
                           -----------  -------------  -----------  -------------  ----------  ------------
Shares sold...............     390,843  $   3,362,451    1,104,700  $  11,337,491   1,133,381  $ 18,369,928
Shares issued by Merger...   2,098,856     18,406,382           --             --          --            --
Reinvested dividends......          --             --      275,789      3,430,710          --            --
Shares redeemed...........  (1,819,454)   (15,476,406)  (1,732,719)   (17,974,654) (1,044,328)  (16,623,900)
                           -----------  -------------  -----------  -------------  ----------  ------------
Net increase (decrease)...     670,245  $   6,292,427     (352,230) $  (3,206,453)     89,053  $  1,746,028
                           ===========  =============  ===========  =============  ==========  ============


                                                       International Equity Fund
                           --------------------------------------------------------------------------------
                                                               Class II
                           --------------------------------------------------------------------------------
                           For the eleven months ended     For the year ended         For the year ended
                               September 30, 2002           October 31, 2001           October 31, 2000
                           --------------------------  --------------------------  ------------------------
                              Shares        Amount        Shares        Amount       Shares       Amount
                           -----------  -------------  -----------  -------------  ----------  ------------
Shares sold...............     846,957  $   7,116,750    4,344,907  $  48,536,719   1,949,230  $ 31,458,903
Shares issued by Merger...   1,643,118     14,408,431           --             --          --            --
Reinvested dividends......          --             --      120,124      1,494,400          --            --
Shares redeemed...........  (1,757,988)   (14,914,913)  (4,400,387)   (49,212,916) (1,339,455)  (21,658,923)
                           -----------  -------------  -----------  -------------  ----------  ------------
Net increase..............     732,087  $   6,610,268       64,644  $     818,203     609,775  $  9,799,980
                           ===========  =============  ===========  =============  ==========  ============

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)

                                              International Equity Fund
                           --------------------------------------------------------------
                                    Class I                         Class Z
                           ------------------------  ------------------------------------
                                For the period         For the period
                               November 16,2001       November 1, 2000     For the year
                                    through                through             ended
                              September 30, 2002+     January 1, 2001#   October 31, 2000
                           ------------------------  ------------------  ----------------
                             Shares       Amount      Shares    Amount   Shares   Amount
                           ----------  ------------  -------  ---------  ------  --------
Shares sold...............  1,548,609  $ 13,494,659    2,276  $  30,764  21,939  $387,378
Shares issued by Merger...  2,118,400    19,260,237       --         --      --        --
Reinvested dividends......         --            --    1,995     26,021      --        --
Shares redeemed........... (1,417,082)  (12,478,693) (26,969)  (347,119) (1,439)  (23,968)
                           ----------  ------------  -------  ---------  ------  --------
Net increase (decrease)...  2,249,927  $ 20,276,203  (22,698) $(290,334) 20,500  $363,410
                           ==========  ============  =======  =========  ======  ========

--------
# As of January 1, 2001, Class Z shares are no longer being offered for sale. + Inception date of the Class was November 16, 2001 (See Note 2).

Note 8. Expense Reductions

   Through expense offset arrangements a portion of the Fund's expenses have been reduced. For the period ended September 30, 2002, the amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund's annualized expense ratio represented as a percentage of its average net assets were as follows:

                           Total Expense % of Average
Fund                        Reductions    Net Assets
----                       ------------- ------------
Balanced Assets Fund......     3,290          -- %
Blue Chip Growth Fund.....    17,779         0.01%
Growth Opportunities Fund.     3,136          -- %
New Century Fund..........        --          -- %
Growth & Income Fund......    71,300         0.02%
"Dogs" of Wall Street Fund        --          -- %
International Equity Fund.     1,954          -- %

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)


Note 9. Commitments and Contingencies

   The SunAmerica Family of Mutual Funds has established a $75 million committed and $50 million uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the period ended September 30, 2002, the following Funds had borrowings:

                                                             Weighted
                              Days     Interest Average Debt Average
                           Outstanding Charges    Utilized   Interest
                           ----------- -------- ------------ --------
Growth Opportunities Fund.      3      $   377   $2,008,975    2.28%
New Century Fund..........     12        3,432    3,791,248    2.75%
Growth and Income Fund....     77       13,348    2,441,491    2.59%
"Dogs" of Wall Street Fund     10          593      770,944    2.81%
International Equity Fund.     24        1,055      662,174    2.42%

Note 10. Trustees Retirement Plan

   The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%. As of September 30, 2002, Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund, Growth and Income Fund, "Dogs" of Wall Street Fund and International Equity Fund had accrued $79,064, $26,410, $19,707, $49,117, $27,885, $8,263 and $13,517, respectively, for the
   Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and for the year ended September 30, 2002 expensed $7,556, $3,360, $4,779, $3,539, $6,986, $1,030 and $1,939, respectively, for the retirement plan, which is included in Trustee's fees and expenses on the Statement of Operations.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2002 -- (continued)


Note 11. Investment Concentration

   Some of the Portfolios may invest internationally, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. These risks are primary risks of the International Equity Fund. At September 30, 2002, the International Equity Fund had approximately 17%, 13% and 11% of its net assets invested in equity securities of companies domiciled in Japan, Switzerland, and United Kingdom, respectively.

        SunAmerica Equity Funds
        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of SunAmerica Equity Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the SunAmerica Balanced Assets Fund, SunAmerica Blue Chip Growth Fund, SunAmerica Growth Opportunities Fund, SunAmerica New Century Fund, SunAmerica Growth and Income Fund, and Sun America "Dogs" of Wall Street Fund as of September 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. Additionally, we have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the SunAmerica International Equity Fund as of September 30, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through September 30, 1999 for the SunAmerica Balanced Assets Fund, SunAmerica Blue Chip Growth Fund, SunAmerica Growth Opportunities Fund, SunAmerica New Century Fund, SunAmerica Growth and Income Fund, and Sun America "Dogs" of Wall Street Fund were audited by other auditors whose report dated November 10, 1999, expressed an unqualified opinion on those financial highlights. The statement of changes in net assets for the year ended October 31, 2001, and the financial highlights for each of the periods presented through October 31, 2001 for the SunAmerica International Equity Fund were audited by other auditors whose report dated December 14, 2001, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SunAmerica Balanced Assets Fund, SunAmerica Blue Chip Growth Fund, SunAmerica Growth Opportunities Fund, SunAmerica New Century Fund, SunAmerica Growth and Income Fund and SunAmerica "Dogs" of Wall Street Fund as of September 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. Also in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SunAmerica International Equity Fund as of September 30, 2002, and the results of its operations, changes in net assets, and financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States.
                                          /s/ Ernst & Young LLP
Houston, Texas
November 12, 2002

        SunAmerica Equity Funds
        TRUSTEE INFORMATION -- (unaudited)


The following table contains basic information regarding the Directors that oversee operations of the Portfolios and other investment companies within the SunAmerica Mutual Funds complex.

                                                                                   Number of
                                                                                 Portfolios in
                        Position    Term of                                          Fund               Other
Name,                  Held With  Office and                                        Complex         Directorships
Address and            SunAmerica  Length of        Principal Occupations          Overseen            Held by
Date of Birth*          Complex   Time Served        During Past 5 Years         by Trustee(1)       Trustee(2)
--------------         ---------- -----------       ---------------------        -------------      -------------
S. James Coppersmith   Trustee    17 years    Retired; formerly, President and   45            Director of BJ's
DOB: February 21, 1933                        General Manager, WCVB-TV, a                      Wholesale Club, Inc.;
                                              division of the Hearst Corp. (1982               Member of Board of
                                              to 1994); Director/Trustee of                    Governors of the
                                              SunAmerica Mutual Funds                          Boston Stock
                                              ("SAMF") and Anchor Series                       Exchange.
                                              Trust ("AST").

Dr. Judith L. Craven   Trustee    Less than   Retired Administrator; Trustee,    75            Director, Compaq
DOB: October 6, 1945               1 year     VALIC Company I (November                        Computer Corporation
                                              1998 to present); Director, VALIC                (1992 to present);
                                              Company II, (August 1998 to                      Director, A.G. Belo
                                              present); Director of SunAmerica                 Corporation (1992 to
                                              Senior Floating Rate Fund                        present); Director,
                                              ("SASRFRF"), and SAMF                            Sysco Corporation
                                              President, United Way of the                     (1996 to present);
                                              Texas Gulf Coast (1992-1998).                    Director, Luby's, Inc.
                                                                                               (1998 to present);
                                                                                               Director, University of
                                                                                               Texas Board of Regents
                                                                                               (May 2001 to present);
                                                                                               formerly, Director,
                                                                                               Cypress Tree Senior
                                                                                               Floating Rate Fund,
                                                                                               Inc. (June 2000 to May
                                                                                               2001); formerly,
                                                                                               Director, Houston
                                                                                               Branch of the Federal
                                                                                               Reserve Bank of Dallas
                                                                                               (1992-2000); formerly,
                                                                                               Board Member, Sisters
                                                                                               of Charity of the
                                                                                               Incarnate Word (1996-
                                                                                               1999).

        SunAmerica Equity Funds
        TRUSTEE INFORMATION -- (unaudited) (continued)

                                                                                   Number of
                                                                                 Portfolios in
                        Position    Term of                                          Fund              Other
Name,                  Held With  Office and                                        Complex        Directorships
Address and            SunAmerica  Length of        Principal Occupations          Overseen           Held by
Date of Birth*          Complex   Time Served        During Past 5 Years         by Trustee(1)      Trustee(2)
--------------         ---------- -----------       ---------------------        -------------     -------------
William F. Devin       Trustee    Less than   Director/Trustee of SASRFRF;       75            Member of the Board
DOB: December 30, 1938             1 year     SAMF; VALIC Company I and                        of Governors, Boston
                                              VALIC Company II.                                Stock Exchange (1985-
                                                                                               Present); formerly,
                                                                                               Executive Vice
                                                                                               President, Fidelity
                                                                                               Capital Markets, a
                                                                                               division of National
                                                                                               Financial Services
                                                                                               Corporation (1966-
                                                                                               1996); formerly,
                                                                                               Director, Cypress Tree
                                                                                               Senior Floating Rate
                                                                                               Fund, Inc. (October
                                                                                               1997-May 2001).
Samuel M. Eisenstat    Chairman   16 years    Attorney, solo practitioner;       46            Director of North
DOB: March 7, 1940     of the                 Chairman of the Boards of                        European Oil Royalty
                       Board                  Directors/Trustees of SAMF, AST                  Trust.
                                              and SASRFRF.
Stephen J. Gutman      Trustee    17 years    Partner and Managing Member of     46            None
DOB: May 10, 1943                             B.B. Associates LLC (menswear
                                              specialty retailing and other
                                              activities) since 1988; Director/
                                              Trustee of SAMF, AST and
                                              SASRFRF.
Peter A. Harbeck (3)   Trustee     7 years    Director and President, of the     83            None
DOB: January 23, 1954                         Advisor, since 1995; Director, AIG
                                              Financial Advisor Services, Inc.
                                              ("AIGFAS") since 2000; Director,
                                              SunAmerica Capital Services, Inc.
                                              ("SACS"), since 1993; Director
                                              and President, SunAmerica Fund
                                              Services, Inc. ("SAFS"), since
                                              1988; Director/Trustee, SAMF,
                                              AST and SASRFRF; Director,
                                              VALIC Company I and VALIC
                                              Company II, since October 2001.

        SunAmerica Equity Funds
        TRUSTEE INFORMATION -- (unaudited) (continued)

                                                                             Number of
                                                                           Portfolios in
                    Position                                                   Fund              Other
Name,              Held With                                                  Complex        Directorships
Address and        SunAmerica Date Service      Principal Occupations        Overseen           Held by
Date of Birth*      Complex      Began           During Past 5 Years       by Trustee(1)      Trustee(2)
--------------     ---------- ------------      ---------------------      -------------     -------------
Sebastiano Sterpa  Trustee    10 years     Founder and Chairman of the     37            Director, Real Estate
DOB: July 18, 1929                         Board of the Sterpa Group (real               Business Service and
                                           estate) since 1962; Director/                 Countrywide Financial.
                                           Trustee of SAMF.

--------
 * The business address for each Director is the SunAmerica Center, 733 Third Avenue, 3rd floor, New York, NY 10017-3204.
(1) The "Fund Complex" consists of all registered investment company portfolios for which SAAMCo serves as investment adviser or business manager. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (15 portfolios), SunAmerica Strategic Investment Series, Inc. (7 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (33 portfolios), VALIC Company I (22 portfolios), VALIC Company II (15 funds) and Seasons Series Trust (19 portfolios).
(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.
(3) Interested Trustee, as defined within the Investment Company Act of 1940.

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling (800) 445-SUN2.

        SunAmerica Equity Funds
        SHAREHOLDER TAX INFORMATION -- (unaudited)


Certain tax information regarding the SunAmerica Equity Funds is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended September 30, 2002. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2002. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you under separate cover in January 2003.

During the year ended September 30, 2002 the Funds paid the following dividends:

                                               Net long-term
                                               capital gains
                                               -------------
                    Balanced Assets Fund......      $--
                    Blue Chip Growth Fund.....       --
                    Growth Opportunities Fund.       --
                    New Century Fund..........       --
                    Growth and Income Fund....       --
                    "Dogs" of Wall Street Fund       --

For the year ended September 30, 2002, 53.73% and 100% of the dividends paid from ordinary income by Balanced Assets Fund and "Dogs" of Wall Street Fund, respectively, qualified for the 70% dividends received deductions for corporations.

        SunAmerica Equity Funds
        COMPARISONS: PORTFOLIOS vs. INDEXES

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Equity Funds' portfolios to a similar investment in an index. Please note that "inception" as used herein reflects the date a Fund commenced operations without regard to when a second class of shares was introduced. It is important to note that the SunAmerica Equity Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the class of that particular Fund which has been in existence the longest. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

Balanced Assets Fund

Near the beginning of 2002, we rebalanced the asset allocation of the portfolio so that the holdings of the Balanced Assets Fund reflected a 60% weighting in stocks and a 40% weighting in bonds. We maintained this structure throughout the year and by doing so, the Fund's performance has improved considerably. As interest rates have fallen, our longer duration Treasury notes in the fixed income portion of the portfolio have enhanced performance. Low exposure to corporate credits as well as more conservative stock holdings also helped the Fund, particularly during the last half of the fiscal year. Over the past ten years, $10,000 invested in the Balanced Assets Class B Fund would have increased to $19,010. The same amount, invested in securities mirroring the Lehman Brothers Intermediate Government Index and the Lehman Brothers Aggregate Bond Index, would be valued at $19,260 and $20,368, respectively. $10,000 invested in the S&P 500 Index would now be worth $23,669.

                                    [CHART]

                            S&P 500
                             Index
          Balanced Assets  (dividends      Lehman Bros.       Lehman Bros.
              Class B      reinvested)  Int Gov't Index   Aggregate Bond Index
          ---------------  ----------   ---------------  --------------------
9/30/92       $10,000       $10,000        $10,000             $10,000
9/30/93        11,903        11,300         10,764              10,998
9/30/94        11,894        11,717         10,603              10,642
9/30/95        14,258        15,202         11,728              12,139
9/30/96        15,674        18,292         12,326              12,731
9/30/97        19,451        25,693         13,291              13,972
9/30/98        21,126        28,021         14,702              15,579
9/30/99        25,642        35,810         14,817              15,520
9/30/00        29,482        40,566         15,737              16,604
9/30/01        21,040        29,767         17,762              18,755
9/30/02        19,010        23,669         19,260              20,368


                          Class A            Class B            Class II           Class I
-------------------- ------------------ ------------------ ------------------ ------------------
                       SEC                SEC                SEC                SEC
                     Average            Average            Average            Average
                     Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
Balanced Assets Fund Return   Return+   Return   Return+   Return   Return+   Return   Return+
-------------------- ------- ---------- ------- ---------- ------- ---------- ------- ----------
  I Year Return      -14.86%  - 9.65%   -13.85%  - 10.29%  -11.97%  -10.21%     N/A      N/A
------------------------------------------------------------------------------------------------
  5 Year Return      - 1.18%  - 0.02%   - 0.91%  -  3.19%    N/A      N/A       N/A      N/A
------------------------------------------------------------------------------------------------
  10 Year Return       N/A      N/A       6.63%    90.10%    N/A      N/A       N/A      N/A
------------------------------------------------------------------------------------------------
  Since Inception*     5.24%   68.15%     9.00%   358.80%  - 8.10%  -25.83%     N/A    -16.18%
------------------------------------------------------------------------------------------------

     + Cumulative returns do not include sales load.
     * Inception date - Class A: 9/24/93; Class B: 1/29/85; Class II: 2/02/99; Class I: 11/16/01

     Fund changed its fiscal year end from June 30 as of September 24, 1993.

     For the 12 month period ending September 30, 2002, SunAmerica Balanced Assets Class B returned -13.85%, compared to -20.49% for the S&P 500 Index, 8.43% for the Lehman Bros. Int. Gov't. Index and 8.60% for the Lehman Bros. Aggregate Bond Index. (Past performance is no guarantee of future results.)

        SunAmerica Equity Funds
        COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)

Blue Chip Growth Fund

We continued to adhere closely to the investment strategy that we implemented in late 2001 and early 2002. This involved increasing the scope of the portfolio's diversification and focusing on companies and sectors most prone to benefit from economic recovery. Near the end of the annual period, we moved to a market underweight position in technology stocks, thereby protecting the portfolio from the sudden steep declines experienced by a number of large tech companies during the third calendar quarter. We also focused investment heavily in consumer discretionary names and increased holdings in select transportation and healthcare companies. In addition, we moved to a slight underweight position in financials over the annual period, selling brokerage stocks while maintaining holdings in money center banks.

Over the past ten years, $10,000 invested in the Blue Chip Growth Fund Class B would have increased to $19,048. The same amount, invested in securities mirroring the S&P 500 Index, the Russell 1000 Index, and the Russell 1000 Growth Index would be valued at $23,669, $23,696 and $19,099, respectively.

                                  [CHART]

             Blue Chip Growth      S&P 500    Russell       Russell 1000
                 Class B            Index   1000 Index   Growth Value Index
             ----------------    ---------   --------      ------------
9/1992           $10,000         $10,000     $10,000         $10,000
9/1993            12,749          11,300      11,525          10,597
9/1994            12,518          11,717      11,817          11,212
9/1995            15,086          15,202      15,363          14,817
9/1996            17,073          18,292      18,391          17,987
9/1997            22,540          25,693      25,613          24,516
9/1998            23,522          28,021      27,497          27,337
9/1999            31,875          35,810      34,912          36,733
9/2000            42,630          40,566      41,130          45,339
9/2001            24,514          29,767      29,440          24,646
9/2002            19,048          23,669      23,696          19,099

                      Class A            Class B            Class II           Class I
                 ------------------ ------------------ ------------------ ------------------
                   SEC                SEC                SEC                SEC
   Blue Chip     Average            Average            Average            Average
    Growth       Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
     Fund        Return   Return+   Return   Return+   Return   Return+   Return   Return+
---------------- ------- ---------- ------- ---------- ------- ---------- ------- ----------
I Year Return    -26.79%  -22.30%   -25.93%  - 22.84%  -24.45%  -22.94%     N/A      N/A
--------------------------------------------------------------------------------------------
5 Year Return    - 3.98%  -13.42%   - 3.74%  - 16.32%    N/A      N/A       N/A      N/A
--------------------------------------------------------------------------------------------
10 Year Return     N/A      N/A       6.66%    90.48%    N/A      N/A       N/A      N/A
--------------------------------------------------------------------------------------------
Since Inception*   4.49%   57.33%     7.78%   272.47%  -12.94%  -39.16%     N/A    -31.53%
--------------------------------------------------------------------------------------------

      + Cumulative returns do not include sales load.
      * Inception Date - Class A: 10/08/93; Class B: 3/13/85; Class II:
        2/02/99; Class I: 11/16/01.
      Fund changed its fiscal year end from December 31 to September 30 as of September 24, 1993.
      For the 12 month period ending September 30, 2002, SunAmerica Blue Chip Growth Class B returned -25.93%, compared to -20.49% for the S&P 500 Index, -19.51% for the Russell 1000 Index and -22.51% for the Russell 1000 Growth Index. (Past performance is no guarantee of future results.)

        SunAmerica Equity Funds
        COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)


Growth Opportunities Fund

In view of the fact that equity markets remained under pressure for the duration of the fiscal year, we took defensive measures, increasing weightings in companies that we know particularly well, while reducing the number of positions in the portfolio. At the same time, we sought to achieve a greater degree of diversification by spreading the portfolio's holdings over several sectors and industry groups. Over the past ten years, $10,000 invested in the Growth Opportunities Fund Class A would have grown to $16,103/#/. The same amount, invested in securities mirroring the S&P 500 Index and the Russell MidCap Growth Index would be valued at $23,669 and $19,571, respectively.

                                    [CHART]

               Growth         S&P 500
           Opportunities    (dividends          Russell
              Class A/#/    reinvested)   MidCap Growth Index
          --------------  --------------     --------------
9/30/92       $8,425         $10,000            $10,000
9/30/93       12,564          11,300             12,023
9/30/94       11,367          11,717             12,315
9/30/95       14,710          15,202             15,968
9/30/96       16,612          18,292             18,576
9/30/97       20,190          25,693             24,082
9/30/98       19,342          28,021             21,826
9/30/99       29,482          35,810             29,943
9/30/00       59,565          40,566             48,020
9/30/01       24,880          29,767             23,161
9/30/02       16,103          23,669             19,571



















                               Class A            Class B            Class II           Class I            Class X
                          ------------------ ------------------ ------------------ ------------------ ------------------
                            SEC                SEC                SEC                SEC                SEC
                          Average            Average            Average            Average            Average
                          Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
Growth Opportunities Fund Return   Return+   Return   Return+   Return   Return+   Return   Return+   Return   Return+
------------------------- ------- ---------- ------- ---------- ------- ---------- ------- ---------- ------- ----------
    1 Year Return         -38.94%  - 35.21%  -38.24%  -35.66%   -36.96%  -35.69%     N/A      N/A       N/A      N/A
------------------------------------------------------------------------------------------------------------------------
    5 Year Return         - 5.55%  - 20.24%  - 5.32%  -23.00%     N/A      N/A       N/A      N/A       N/A      N/A
------------------------------------------------------------------------------------------------------------------------
    10 Year Return          4.88%    70.83%    N/A      N/A       N/A      N/A       N/A      N/A       N/A      N/A
------------------------------------------------------------------------------------------------------------------------
    Since Inception*        7.08%   209.86%    2.09%   20.44%   -13.69%  -41.06%     N/A    -44.72%     N/A    -44.97%
------------------------------------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load.
* Inception Date - Class A: 1/28/87; Class B: 10/04/96; Class II: 2/02/99; Class I: 11/16/01; Class X: 3/19/02.
# For the purposes of the commentary, graph and the accompanying table, it has been assumed that the maximum sales charge, of 5.75% of offer price, was deducted from the initial $10,000 investment in the Fund.

Fund changed its fiscal year end from November 30 to September 30 as of September 24, 1993.

For the 12 month period ending September 30, 2001, SunAmerica Growth Opportunities Class A returned -38.94%, compared to -20.49% for the S&P 500 Index, and -15.50% for the Russell Mid Cap Growth Index. (Past performance is no guarantee of future results.)

        SunAmerica Equity Funds
        COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)

New Century Fund

During the annual period, the SunAmerica New Century Fund continued to pursue the investment strategy it embarked on over one year ago. On a relative basis, the Fund benefited from this strategy, enabling it to outperform its peer category for the fiscal year. Key strategic changes in the portfolio continued to focus on broader diversification and reductions in technology and telecommunications stocks to a market underweight position. Cash was deployed into companies that would benefit from a long anticipated economic recovery alongside more defensive companies that have exhibited consistent earnings growth during the difficult economic environment experienced over the past 18 month period. Over the past ten years, $10,000 invested in the New Century Fund Class A would have increased to $20,693/#/. The same amount, invested in securities mirroring the performance of the Russell 3000 Growth Index would be valued at $18,486.

                                 [CHART]

             Russell
           3000 Growth    New Century
              Index        Class A/#/
            -----------   -----------
9/30/92       $10,000        $8,425
9/30/93        10,752        13,648
9/30/94        11,335        12,592
9/30/95        14,939        18,895
9/30/96        17,997        22,542
9/30/97        24,315        27,240
9/30/98        26,081        20,429
9/30/99        35,123        31,256
9/30/00        43,507        53,994
9/30/01        23,769        24,363
9/30/02        18,486        20,693


                      Class A            Class B            Class II           Class Z            Class I
---------------- ------------------ ------------------ ------------------ ------------------ ------------------
                   SEC                SEC                SEC                SEC                SEC
                 Average            Average            Average            Average            Average
                 Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
New Century Fund Return   Return+   Return   Return+   Return   Return+   Return   Return+   Return   Return+
---------------- ------- ---------- ------- ---------- ------- ---------- ------- ---------- ------- ----------
I Year Return    -19.97%  - 15.06%  -19.05%  -15.68%   -17.31%  -15.64%   -14.57%  -14.57%     N/A      N/A
---------------------------------------------------------------------------------------------------------------
5 Year Return    - 6.46%  - 24.03%  - 6.15%  -26.47%     N/A      N/A     - 4.82%  -21.89%     N/A      N/A
---------------------------------------------------------------------------------------------------------------
10 Year Return     7.54%   119.60%    N/A      N/A       N/A      N/A       N/A      N/A       N/A      N/A
---------------------------------------------------------------------------------------------------------------
Since Inception*   8.33%   272.01%    4.20%   44.95%   - 3.47%  -14.32%   - 1.11%  - 6.43%     N/A    -23.31%
---------------------------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load.
* Inception Date - Class A: 1/28/87; Class B: 9/24/93; Class II: 2/02/98; Class
  Z: 10/07/96; Class I: 11/21/01.
# For the purposes of the commentary, graph and the accompanying table, it has been assumed that the maximum sales charge, of 5.75% of offer price, was deducted from the initial $10,000 investment in the Fund.

Fund changed its fiscal year end from November 30 to September 30 as of September 24, 1993.

For the 12 month period ending September 30, 2002, SunAmerica New Century Class A returned -19.97%, compared to -22.22% for the Russell 3000 Growth Index. (Past performance is no guarantee of future results.)

        SunAmerica Equity Funds
        COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)

Growth and Income Fund

During the annual period, we continued to invest in companies that we believe are well positioned to outperform their peers. We also screened the S&P 500 for stocks with two key characteristics: the highest dividend yields and the best investment quality ratings within this group of high-grade stocks. The additions we made to the portfolio on the basis of these two criteria serve to strengthen the overall quality and yield of the Fund. We also have toned down the growth aspect of the portfolio for now, as market conditions over the past 12 months have created a harsh environment for growth stocks. We believe that this shift towards more conservative holdings has helped the portfolio. In this difficult environment, the Fund's annual return slightly outpaced the performance of both the Lipper Large-Cap Core Category and the S&P 500 Index. Since the Fund's inception on July 1, 1994, $10,000 invested in the Growth and Income Fund Class A would have grown to $17,500/#/. The same amount, invested in since the Fund's inception of Class B shares on July 6, 1994 would be valued at $17,704. From June 30, 1994, an investment of $10,000 invested in the S&P 500 would have grown to $21,189.

                                    [CHART]

           Growth and Income      Growth and Income         S&P 500 Index
                Class A/#/             Class B          (divedends reinvested)
           -----------------      -----------------     ----------------------
 7/6/94          $8,425               $10,000                  $10,000
9/30/94           9,642                10,219                   10,489
9/30/95          11,525                12,179                   13,609
9/30/96          15,281                16,046                   16,375
9/30/97          20,504                21,389                   23,001
9/30/98          21,638                22,441                   25,085
9/30/99          28,362                29,243                   32,058
9/30/00          36,202                37,063                   36,316
9/30/01          21,919                22,295                   26,648
9/30/02          17,500                17,704                   21,189






                            Class A            Class B            Class II           Class Z            Class I
---------------------- ------------------ ------------------ ------------------ ------------------ ------------------
                         SEC                SEC                SEC                SEC                SEC
                       Average            Average            Average            Average            Average
                       Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
Growth and Income Fund Return   Return+   Return   Return+   Return   Return+   Return   Return+   Return   Return+
---------------------- ------- ---------- ------- ---------- ------- ---------- ------- ---------- ------- ----------
   I Year Return       -24.77%  -20.16%   -23.83%  -20.65%   -22.19%  -20.60%   -19.58%  -19.58%     N/A      N/A
---------------------------------------------------------------------------------------------------------------------
   5 Year Return       - 4.26%  -14.65%   - 4.02%  -17.29%     N/A      N/A       N/A      N/A       N/A      N/A
---------------------------------------------------------------------------------------------------------------------
   10 Year Return        N/A      N/A       N/A      N/A       N/A      N/A       N/A      N/A       N/A      N/A
---------------------------------------------------------------------------------------------------------------------
   Since Inception*      7.02%   85.74%     7.18%   77.04%   - 5.48%  -22.32%   - 6.54%  -26.04%     N/A    -27.75%
---------------------------------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load.
* Inception Date - Class A: 7/01/94; Class B: 7/06/94; Class II: 2/02/98; Class
  Z: 4/15/98; Class I: 11/16/01.
# For the purposes of the commentary, graph and the accompanying table, it has been assumed that the maximum sales charge, of 5.75% of offer price, was deducted from the initial $10,000 investment in the Fund.
For the 12 month period ending September 30, 2002, SunAmerica Growth and Income Class B returned -23.83%, compared to -20.49% for the S&P 500 Index. (Past performance is no guarantee of future results.)

        SunAmerica Equity Funds
        COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)

"Dogs" of Wall Street

Over the annual period ended September 30, 2002, the continuing flight to quality and the ongoing process of sector rotation in the market combined to benefit the performance of this portfolio relative to peer funds. The "Dogs" of Wall Street Fund delivered strong relative performance versus its Lipper peer class, surpassing most major equity indices as well. The Fund ranked in the top 6% of its peer class/1/ (30 out of 472 similar funds) for the annual period, outpacing the -12.49% return of the Dow Jones Industrial Average (on a dividends reinvested monthly basis) as well as the -20.49% return of the S&P 500 Index (on a dividends reinvested monthly basis). The Fund's exclusive investment in stocks rated A or better enabled it to outperform strongly portfolios comprised of companies of lesser quality. The strong cash flows and solid dividend yields of the stocks in this portfolio have also enabled the "Dogs" of Wall Street Fund to consistently outperform many other types of equity portfolios amid difficult market conditions. The Fund's inception was on June 8, 1998. On that date, a $10,000 investment in Class A shares, a $10,000 investment in Class B shares, and a $10,000 investment in Class II shares would be worth $8,119/#/; $8,204 and $8,272, respectively. During that same time frame, a $10,000 investment in securities mirroring the S&P 500 Index, the Russell 1000 Value Index and the Wilshire Large Cap Value Index would be valued at $7,738, $8,607 and $7,788, respectively.


                                [CHART]

                                                      S & P
            "Dogs" of      "Dogs" of    "Dogs" of    500 Index                        Russell
            Wall Street   Wall Street  Wall Street  (dividends    Wilshire Large       1000
            Class A/#/      Class B     Class II    reinvested)   Cap Value Index   Value Index
          -------------   -----------  -----------  -----------   ---------------   -----------
 6/8/98       $9,427       $10,000       $9,897       $10,000        $10,000         $10,000
 9/30/98       8,341         8,824        8,733         9,161          8,735           8,799
 3/30/99       8,704         9,176        9,081        11,664         10,337          10,407
 9/30/99       9,047         9,514        9,416        11,707         10,385          10,446
 3/30/00       7,828         8,207        8,123        13,757         11,070          11,067
 9/30/00       7,772         8,123        8,039        13,262         11,159          11,377
 3/30/01       8,692         9,050        8,957        10,775         10,565          11,096
 9/30/01       8,553         8,879        8,787         9,732          9,501          10,364
 3/30/02      10,226        10,571       10,454        10,801         10,654          11,583
 9/30/02       8,119         8,204        8,272         7,738          7,788           8,607




                           Class A            Class B            Class II
--------------------- ------------------ ------------------ ------------------
                        SEC                SEC                SEC
                      Average            Average            Average
                      Annual  Cumulative Annual  Cumulative Annual  Cumulative
"Dogs" of Wall Street Return   Return+   Return   Return+   Return   Return+
--------------------- ------- ---------- ------- ---------- ------- ----------
  I Year Return       -10.57%  - 5.07%   -9.58%   - 5.86%   -7.68%   - 5.86%
------------------------------------------------------------------------------
  5 Year Return         N/A      N/A      N/A       N/A      N/A       N/A
------------------------------------------------------------------------------
  10 Year Return        N/A      N/A      N/A       N/A      N/A       N/A
------------------------------------------------------------------------------
  Since Inception*    - 4.72%  -13.87%   -4.49%   -16.42%   -4.30%   -16.42%
------------------------------------------------------------------------------

        + Cumulative returns do not include sales load.
        * Inception Date - Class A: 6/08/98; Class B: 6/08/98; Class II:
          6/08/98.
        # For the purposes of the commentary, graph and the accompanying table, it has been assumed that the maximum sales charge, of 5.75% of offer price, was deducted from the initial $10,000 investment in the Fund.
        1 Ranking does not include sales charge and is based on total return.

        For the 12 month period ending September 30, 2002, SunAmerica "Dogs" of Wall Street Class A returned -10.57%, Class B returned -9.58% and Class II returned -7.68% compared to -20.49% for the S&P 500 Index, -18.02% for the Wilshire Large Cap Value Index and -16.95% for the Russell 1000 Value Index. (Past performance is no guarantee of future results.)

        SunAmerica Equity Funds
        COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)

International Equity Fund

Since November of 2001, we reduced the number of companies held within the portfolio dramatically, concentrating the Fund's holdings in a comparatively smaller group of stocks that we know well. In addition, the portfolio benefited from two top-down strategies we adopted during the annual period. The first strategy involved underweighting the portfolio's equities in technology and telecom companies. The second top-down theme involved paring down our weighting in stocks we considered defensive. Early in the annual period, the portfolio's was overweight defensive stocks, such as pharmaceuticals and consumer staples. Over the past year, we gradually decreased consumer staples and increased the cyclical tilt to the portfolio. By the end of the annual period, the portfolio was overweight in industrial cyclicals and materials stocks relative to the Fund's benchmark. Since the Fund's inception on November 19, 1996, $10,000 invested in the International Equities Fund Class B would now be worth $5,946. The same amount, invested in securities mirroring the performance of the MSCI EAFE Index from November 30, 1996 to the close of the annual period ended September 30, 2002 would be valued at $8,150.

                                    [CHART]

           International Equity
                 Class B             MSCI EAFE Index
           --------------------      ---------------
11/19/96         $10,000                $10,000
10/30/97          10,792                 10,900
10/30/98           9,219                  9,992
10/30/99          11,007                 13,084
10/30/00          12,160                 13,500
10/30/01           7,506                  9,648
10/30/02           5,946                  8,150

                               Class A            Class B            Class II           Class I
                          ------------------ ------------------ ------------------ ------------------
                            SEC                SEC                SEC                SEC
                          Average            Average            Average            Average
                          Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
International Equity Fund Return   Return+   Return   Return+   Return   Return+   Return   Return+
------------------------- ------- ---------- ------- ---------- ------- ---------- ------- ----------
    I Year Return         -24.41%  -19.82%   -23.27%  -20.07%   -21.82%  -20.19%     N/A      N/A
-----------------------------------------------------------------------------------------------------
    5 Year Return         -11.59%  -42.67%   -11.40%  -44.41%   -11.26%  -44.41%     N/A      N/A
-----------------------------------------------------------------------------------------------------
    10 Year Return          N/A      N/A       N/A      N/A       N/A      N/A       N/A      N/A
-----------------------------------------------------------------------------------------------------
    Since Inception*      - 8.69%  -37.76%   - 8.49%  -40.00%   - 9.06%  -40.48%     N/A    -22.77%
-----------------------------------------------------------------------------------------------------

     + Cumulative returns do not include sales load.

     * Inception Date - Class A: 11/19/96; Class B: 11/19/96; Class II: 3/6/97; Class I: 11/16/01.

     The Fund changed its fiscal year end from October 31 to September 30.

     For the 12 month period ending September 30, 2002, SunAmerica International Equity Fund Class B returned -23.27%, compared to -15.53% for the MSCI EAFE Index. (Past performance is no guarantee of future results.)

[LOGO] AIG Sun America
Mutual Funds

            The SunAmerica Center
            733 Third Avenue
            New York, NY 10017-3204

Directors/Trustees         Investment Adviser         This report is submitted
 S. James Coppersmith       SunAmerica Asset          solely for the general
 Dr. Judith L. Craven         Management Corp.        information of
 William F. Devin           The SunAmerica Center     shareholders of the Fund.
 Peter A. Harbeck           733 Third Avenue          Distribution of this
 Samuel M. Eisenstat        New York, NY 10017-3204   report to persons other
 Stephen J. Gutman                                    than shareholders of the
 Sebastiano Sterpa         Distributor                Fund is authorized only
                            SunAmerica Capital        in connection with a
Officers                      Services, Inc.          currently effective
 Robert M. Zakem,           The SunAmerica Center     prospectus, setting forth
   President                733 Third Avenue          details of the Fund,
 Donna M. Handel,           New York, NY 10017-3204   which must precede or
   Treasurer                                          accompany this report.
 Peter E. Pisapia,         Shareholder Servicing
   Secretary               Agent
 Abbe P. Stein, Vice        SunAmerica Fund
   President                  Services, Inc.
   and Assistant Secretary  The SunAmerica Center
 J. Steven Neamtz, Vice     733 Third Avenue
   President                New York, NY 10017-3204
 Julie A. Stamm,
   Assistant Secretary     Custodian and Transfer
 Laura E. Filippone,       Agent
   Assistant Treasurer      State Street Bank and
 Gregory R. Kingston,         Trust Company
   Vice President           P.O. Box 419572
   and Assistant Treasurer  Kansas City, MO
 Donald H. Guire,             64141-6572
   Assistant Treasurer

Distributed by:
AIG SunAmerica Capital Services, Inc.

EQAAN-9/02